The Best of America® America’s Future Annuity®
Nationwide Life Insurance Company
Individual Modified Single Premium Deferred Variable Annuity Contracts
Issued by Nationwide Life Insurance Company through its Nationwide Variable Account-9
The date of this prospectus is May 1, 2012.

This prospectus contains basic information you should understand about the contracts before investing.  Please read this prospectus carefully and keep it for future reference.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are costs and charges associated with these benefits and advantages - costs and charges that are different, or do not exist at all, within other investment products. With help from financial consultants and advisors, investors are encouraged to compare and contrast the costs and benefits of the variable annuity described in this prospectus against those of other investment products, especially other variable annuity and variable life insurance products offered by Nationwide and its affiliates. Nationwide offers a wide array of such products, many with different charges, benefit features and underlying investment options. This process of comparison and analysis should aid in determining whether the purchase of the contract described in this prospectus is consistent with your investment objectives, risk tolerance, investment time horizon, marital status, tax situation and other personal characteristics and needs.

The Statement of Additional Information (dated May 1, 2012), which contains additional information about the contracts and the Variable Account, including the Condensed Financial Information for the various Variable Account charges applicable to the contracts, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference.  (The Condensed Financial Information for the minimum and maximum Variable Account charges is available in Appendix B of this prospectus.)  The table of contents for the Statement of Additional Information is on page 49.

To obtain free copies of the Statement of Additional Information or to make any other service or transaction requests, please contact the Service Center by one of the methods described in the "Contacting the Service Center" provision.

Information about us and the product (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-0102.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  The SEC also maintains a web site (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information.

Before investing, understand that annuities and/or life insurance products are not insured by the Federal Deposit Insurance Corporation or any other federal government agency, and are not deposits or obligations of, guaranteed by, or insured by the depository institution where offered or any of its affiliates. Variable annuity contracts involve investment risk and may lose value.  These securities have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

This contract contains features that apply credits to the Contract Value.  The benefit of the credits may be more than offset by the additional fees that the Contract Owner will pay in connection with the credits.  A contract without credits may cost less.  Additionally, with respect to the Extra Value Options, be aware that the cost of electing the option and the recapture of the credits (in the event of a surrender) could exceed any benefit of receiving the Extra Value Option credits.

The Sub-Accounts available under this contract invest in the underlying mutual funds of the portfolio companies listed below.

•	AllianceBernstein Variable Products Series Fund, Inc.

•	American Century Variable Portfolios II, Inc.

•	American Century Variable Portfolios, Inc.

•	BlackRock Variable Series Funds, Inc.

•	Dreyfus

•	Dreyfus Investment Portfolios

•	Dreyfus Variable Investment Fund

•	Federated Insurance Series

•	Fidelity Variable Insurance Products Fund

•	Franklin Templeton Variable Insurance Products Trust

•	Goldman Sachs Variable Insurance Trust

•	Huntington VA Funds

•	Invesco

•	Ivy Funds Variable Insurance Portfolios, Inc.

•	Janus Aspen Series

•	JPMorgan Insurance Trust

•	MFS® Variable Insurance Trust

•	MFS® Variable Insurance Trust II

•	Nationwide Variable Insurance Trust

•	Neuberger Berman Advisers Management Trust

•	Oppenheimer Variable Account Funds

•	PIMCO Variable Insurance Trust

•	T. Rowe Price Equity Series, Inc.

•	The Universal Institutional Funds, Inc.

•	Van Eck VIP Trust

•	Wells Fargo Advantage Variable Trust

For a complete list of the available Sub-Accounts, please refer to "Appendix A: Underlying Mutual Funds."  For more information on the underlying mutual funds, please refer to the prospectus for the mutual fund.  Purchase payments not invested in the underlying mutual fund options of the Variable Account may be allocated to the Fixed Account or the Guaranteed Term Options (Guaranteed Term Options may not be available in every jurisdiction – refer to your contract for specific information).

Glossary of Special Terms

Accumulation Unit- An accounting unit of measure used to calculate the Contract Value allocated to the Variable Account before the Annuitization Date.

Annuitant- The person upon whose continuation of life benefit payments involving life contingencies depends.

Annuitization Date- The date on which annuity payments begin.

Annuity Commencement Date- The date on which annuity payments are scheduled to begin. This date may be changed by the Contract Owner with Nationwide’s consent.

Annuity Unit- An accounting unit of measure used to calculate the variable annuity payments.

Contract Owner- The person(s) who owns all rights under the contract.  All references in this prospectus to "you" shall mean the Contract Owner.

Contract Value- The total value of all Accumulation Units in a contract plus any amount held in the Fixed Account, any amount held under Guaranteed Term Options and any amounts transferred as a loan to the collateral Fixed Account.

Contract Year- Each year the contract is in force beginning with the date the contract is issued.

Daily Net Assets- A figure that is calculated at the end of each Valuation Date and represents the sum of all the Contract Owners’ interests in the variable Sub-Accounts after the deduction of contract and underlying mutual fund expenses.

ERISA- The Employee Retirement Income Security Act of 1974, as amended.

Fixed Account- An investment option that is funded by Nationwide’s General Account.  Amounts allocated to the Fixed Account will receive periodic interest, subject to a guaranteed minimum crediting rate.

General Account- All assets of Nationwide other than those of the Variable Account or in other separate accounts that have been or may be established by Nationwide.

Guaranteed Term Option - Investment Options that are part of the Multiple Maturity Separate Account providing a guaranteed interest rate paid over certain period of time (or terms), if certain conditions are met.  Guaranteed Term Option is referred to as Target Term Option in the state of Pennsylvania.

Individual Retirement Account- An account that qualifies for favorable tax treatment under Section 408(a) of the Internal Revenue Code, but does not include Roth IRAs.

Individual Retirement Annuity- An annuity contract that qualifies for favorable tax treatment under Section 408(b) of the Internal Revenue Code, but does not include Roth IRAs.

Investment-Only Contract- A contract purchased by a Qualified Pension, Profit-Sharing or Stock Bonus Plan as defined by Section 401(a) of the Internal Revenue Code.

Multiple Maturity Separate Account – A separate account of Nationwide funding the Guaranteed Term Options with terms of 3, 5, 7, or 10 years with a fixed rate of return (subject to a market value adjustment).

Nationwide- Nationwide Life Insurance Company.  All references in this prospectus to "we" or "us" shall mean Nationwide.

Net Asset Value – The value of one share of an underlying mutual fund at the close of the New York Stock Exchange.

Non-Qualified Contract- A contract which does not qualify for favorable tax treatment as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, Simple IRA, or Tax Sheltered Annuity.

Qualified Plans- Retirement plans that receive favorable tax treatment under Section 401 of the Internal Revenue Code, including Investment-Only Contracts.  In this prospectus, all provisions applicable to Qualified Plans also apply to Investment-only Contracts unless specifically stated otherwise.

Roth IRA- An annuity contract which qualifies for favorable tax treatment under Section 408A of the Internal Revenue Code.

SEC – Securities and Exchange Commission.

SEP IRA- An annuity contract that qualifies for favorable tax treatment under Section 408(k) of the Internal Revenue Code.

Service Center- The department of Nationwide responsible for receiving all service and transaction requests relating to the contract.  For service and transaction requests submitted other than by telephone (including fax requests), the Service Center is Nationwide's mail and document processing facility.  For service and transaction requests communicated by telephone, the Service Center is Nationwide's operations processing facility.  Information on how to contact the Service Center is in the "Contacting the Service Center" provision.

Simple IRA- An annuity contract that qualifies for favorable tax treatment under Section 408(p) of the Internal Revenue Code.

Sub-Accounts- Divisions of the Variable Account, each of which invests in a single underlying mutual fund.

Target Term Option – Investment options that are, in all material respects, the same as Guaranteed Term Options.  All references in this prospectus to Guaranteed Term Options in connection with the Capital Preservation Plus Option will also mean Target Term Options (in applicable jurisdictions).

Tax Sheltered Annuity- An annuity that qualifies for favorable tax treatment under Section 403(b) of the Internal Revenue Code.

Valuation Date - Each day the New York Stock Exchange is open for business, or any other day during which there is a sufficient degree of trading of underlying mutual fund shares such that the current Net Asset Value of Accumulation Units or Annuity Units might be materially affected.  Values of the Variable Account are determined as of the close of the New York Stock Exchange which generally closes at 4:00 p.m. Eastern Time, but may close earlier on certain days and as conditions warrant.

Valuation Period- The period of time commencing at the close of a Valuation Date and ending at the close of the New York Stock Exchange for the next succeeding Valuation Date.

Variable Account- Nationwide Variable Account-9, a separate account of Nationwide that contains Variable Account allocations.  The Variable Account is divided into Sub-Accounts, each of which invests in shares of a separate underlying mutual fund.

Table of Contents	Page
Glossary of Special Terms	3
Contract Expenses	7
Underlying Mutual Fund Annual Expenses	9
Example	10
Synopsis of the Contracts	10
Minimum Initial and Subsequent Purchase Payments
Dollar Limit Restrictions
Purpose of the Contract
Charges and Expenses
Annuity Payments
Taxation
Right to Examine and Cancel
Financial Statements	13
Condensed Financial Information	13
Nationwide Life Insurance Company	13
Nationwide Investment Services Corporation	13
Investing in the Contract	13
The Variable Account and Underlying Mutual Funds
Guaranteed Term Options
The Fixed Account
Contacting the Service Center	16
The Contract in General	17
Distribution, Promotional and Sales Expenses
Underlying Mutual Fund Payments
Profitability
Contract Modification
Standard Charges and Deductions	19
Mortality and Expense Risk Charge
Contingent Deferred Sales Charge
Premium Taxes
Short-Term Trading Fees
Optional Contract Benefits, Charges and Deductions	20
Reduced Purchase Payment Option
CDSC Options and Charges
Death Benefit Options
Guaranteed Minimum Income Benefit Options
Extra Value Option
Beneficiary Protector Option
Capital Preservation Plus Option
Removal of Variable Account Charges	27
Contract Ownership	28
Joint Ownership
Contingent Ownership
Annuitant
Beneficiary and Contingent Beneficiary
Operation of the Contract	29
Minimum Initial and Subsequent Purchase Payments
Pricing
Allocation of Purchase Payments
Determining the Contract Value
Transfers Prior to Annuitization
Transfers After Annuitization
Transfer Requests
Transfer Restrictions
Right to Examine and Cancel	33

Table of Contents (continued)	Page
Surrender (Redemption) Prior to Annuitization	33
Partial Surrenders (Partial Redemptions)
Full Surrenders (Full Redemptions)
Surrenders Under a Tax Sheltered Annuity
Surrenders Under a Texas Optional Retirement Program or a Louisiana Optional Retirement Plan
Loan Privilege	35
Minimum and Maximum Loan Amounts
Maximum Loan Processing Fee
How Loan Requests are Processed
Loan Interest
Loan Repayment
Distributions and Annuity Payments
Transferring the Contract
Grace Period and Loan Default
Assignment	36
Contract Owner Services	36
Asset Rebalancing
Dollar Cost Averaging
Systematic Withdrawals
Custom Portfolio Asset Rebalancing Service
Annuity Commencement Date	39
Annuitizing the Contract	39
Annuitization Date
Annuitization
Fixed Payment Annuity
Variable Payment Annuity
Frequency and Amount of Annuity Payments
Guaranteed Minimum Income Benefit Options
Annuity Payment Options
Death Benefits	42
Upon Death
Death Benefit Payment
Statements and Reports	45
Legal Proceedings	45
Table of Contents of Statement of Additional Information	49
Appendix A: Underlying Mutual Funds	50
Appendix B: Condensed Financial Information	62
Appendix C: Contract Types and Tax Information	100

Contract Expenses

The following tables describe the fees and expenses that a Contract Owner will pay when buying, owning, or surrendering the contract.

The first table describes the fees and expenses a Contract Owner will pay at the time the contract is purchased, surrendered, or when cash value is transferred between investment options.

Contract Owner Transaction Expenses
Maximum Contingent Deferred Sales Charge ("CDSC") (as a percentage of purchase payments surrendered)									7%1
Number of Completed Years from Date of Purchase Payment	0	1	2	3	4	5	6	7
CDSC Percentage	7%	7%	6%	5%	4%	3%	2%	0%
Some state jurisdictions require a lower CDSC schedule. Please refer to your contract for state specific information.
Maximum Loan Processing Fee									$252
Maximum Short-Term Trading Fee (as a percentage of transaction amount)									1%
Maximum Premium Tax Charge (as a percentage of purchase payments)									5%3

The next table describes the fees and expenses that a Contract Owner will pay periodically during the life of the contract (not including underlying mutual fund fees and expenses).

Recurring Contract Expenses
Annual Loan Interest Charge	2.25%4
Variable Account Annual Expenses (assessed as an annualized rate of total Variable Account charges as a percentage of the Daily Net Assets)5
Mortality and Expense Risk Charge	0.95%
Reduced Purchase Payment Option Total Variable Account Charges (including this option only)	0.25%6 1.20%
Five Year CDSC Option Total Variable Account Charges (including this option only)	0.15%7 1.10%
CDSC Waiver Options (an applicant may elect one or more)
Additional Withdrawal Without Charge and Disability Waiver Total Variable Account Charges (including this option only)	0.10%8 1.05%
10 Year and Disability Waiver (available for Tax Sheltered Annuities only) Total Variable Account Charges (including this option only)	0.05% 1.00%
Hardship Waiver (available for Tax Sheltered Annuities only) Total Variable Account Charges (including this option only)	0.15% 1.10%
Death Benefit Options (an applicant may elect one or two)
One-Year Enhanced Death Benefit with Long Term Care/Nursing Home Waiver and Spousal Protection Option9 (available beginning January 2, 2001 or a later date if state law requires)
Total Variable Account Charges (including this option only)
0.15% 1.10%
One-Year Step Up Death Benefit Option10 (available until state approval is received for the One-Year Enhanced Death Benefit with Long Term Care/Nursing Home Waiver and Spousal Protection Option)
Total Variable Account Charges (including this option only)
0.05% 1.00%
Greater of One-Year or 5% Enhanced Death Benefit with Long Term Care/Nursing Home Waiver and Spousal Protection Option11 (available beginning January 2, 2001 or a later date if state law requires)
Total Variable Account Charges (including this option only)
0.20% 1.15%
5% Enhanced Death Benefit Option12 (available until state approval is received for the Greater of One-Year or 5% Enhanced Death Benefit with Long Term Care/Nursing Home Waiver and Spousal Protection Option)
Total Variable Account Charges (including this option only)
0.10% 1.05%
(continued on next page)

Recurring Contract Expenses (continued)
Guaranteed Minimum Income Benefit Options (no longer available effective May 1, 2003) (an applicant could elect one or both)
Guaranteed Minimum Income Benefit Option 1 Total Variable Account Charges (including this option only)	0.45% 1.40%
Guaranteed Minimum Income Benefit Option 2 Total Variable Account Charges (including this option only)	0.30% 1.25%
Extra Value Option
Total Variable Account Charges (including this option only)
In addition to the charge assessed to Variable Account allocations, allocations made to the Fixed Account and the Guaranteed Term Options for the first 7 Contract Years will be assessed a fee of 0.45%.
0.45%13 1.40%
Beneficiary Protector Option
Total Variable Account Charges (including this option only)
In addition to the charge assessed to Variable Account allocations, allocations made to the Fixed Account or to the Guaranteed Term Options will be assessed a fee of 0.40%.
0.40%14 1.35%
Capital Preservation Plus Option
Total Variable Account Charges (including this option only)
In addition to the charge assessed to Variable Account allocations, allocations made to the Guaranteed Term Options or Target Term Options will be assessed a fee of 0.50%.
0.50%15 1.45%

The next table shows the fees and expenses that a Contract Owner would pay if he/she elected all of the optional benefits under the contract (and the most expensive of mutually exclusive optional benefits).

Summary of Maximum Contract Expenses
Mortality and Expense Risk Charge (applicable to all contracts)	0.95%
Reduced Purchase Payment Option	0.25%
Five Year CDSC Option	0.15%
Additional Withdrawal Without Charge and Disability Waiver	0.10%
10 Year and Disability Waiver	0.05%
Hardship Waiver	0.15%
Greater of One-Year or 5% Enhanced Death Benefit with Long Term Care/Nursing Home Waiver and Spousal Protection Option	0.20%
Guaranteed Minimum Income Benefit Option 1	0.45%
Guaranteed Minimum Income Benefit Option 2	0.30%
Extra Value Option	0.45%
Beneficiary Protector Option	0.40%
Capital Preservation Plus Option	0.50%
Maximum Possible Total Variable Account Charges	3.95%

Underlying Mutual Fund Annual Expenses

The next table provides the minimum and maximum total operating expenses, as of December 31, 2011, charged by the underlying mutual funds that you may pay periodically during the life of the Contract.  The table does not reflect Short-Term Trading Fees.  More detail concerning each underlying mutual fund’s fees and expenses is contained in the prospectus for each underlying mutual fund.

Total Annual Underlying Mutual Fund Operating Expenses	Minimum	Maximum

(expenses that are deducted from underlying mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund assets)	0.27%	2.45%

The minimum and maximum underlying mutual fund operating expenses indicated above do not reflect voluntary or contractual reimbursements and/or waivers applied to some underlying mutual funds.  Therefore, actual expenses could be lower.  Refer to the underlying mutual fund prospectuses for specific expense information.

1 Each Contract Year, the Contract Owner may withdraw without a CDSC the greater of:
(1) 10% of all purchase payments made to the contract (15% of all purchase payments made to the contract if the Contract Owner elected the Additional Withdrawal Without Charge and Disability Waiver); or
(2) any amount withdrawn to meet minimum distribution requirements under the Internal Revenue Code.
This free withdrawal privilege is non-cumulative.  Free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.  The Internal Revenue Code may impose restrictions on surrenders from contracts issued as Tax Sheltered Annuities.

2 Nationwide assesses a loan processing fee at the time each new loan is processed.  Loans are only available for contracts issued as Tax Sheltered Annuities.  Loans are not available in all states.  In addition, some states may not permit Nationwide to assess a loan processing fee.

3 Nationwide will charge between 0% and 5% of purchase payments for premium taxes levied by state or other government entities.  The amount assessed to the contract will equal the amount assessed by the state or government entity.

4 The loan interest rate is determined, based on market conditions, at the time of loan application or issuance.  The loan balance in the collateral Fixed Account is credited with interest at 2.25% less than the loan interest rate.  Thus, the net loan interest charge is 2.25%.

5 These charges apply only to Sub-Account allocations.  They do not apply to allocations made to the Fixed Account or to the Guaranteed Term Options.  They are charged on a daily basis at the annualized rate noted above.

6 If this option is elected, Nationwide will lower an applicant's minimum initial purchase payment to $1,000 and subsequent purchase payments to $25.  This option is not available to contracts issued as Investment-Only Contracts.

7 Range of Five Year CDSC over time:
Number of Completed Years from Date of Purchase Payment	0	1	2	3	4	5
CDSC Percentage	7%	7%	6%	4%	2%	0%
For contracts issued in the State of New York, this option is available only for contracts issued as Roth IRAs and is not available when the Extra Value Option is elected.

8 If this option is elected, the applicant will receive an additional 5% CDSC-free withdrawal privilege, which also includes a disability waiver.  This 5% is in addition to the standard 10% CDSC-free withdrawal privilege that applies to every contract.

9 This option may not be elected with another death benefit option.

10 This option may be elected alone or along with the 5% Enhanced Death Benefit Option.  If both options are elected, the death benefit will be the greater of the two options.

11 This option may not be elected with another death benefit option.

12 This option may be elected alone or along with One-Year Step Up Death Benefit Option.  If both options are elected, the death benefit will be the greater of the two options.

13 Nationwide will discontinue deducting the charge associated with the Extra Value Option 7 years from the date the contract was issued.  Under certain circumstances, Nationwide may restrict the allocation of purchase payments to the fixed account when the Contract Owner elects or has elected the Extra Value Option.

14 The Beneficiary Protector Option is available for contracts with Annuitants who are age 70 or younger at the time the option is elected.

15 The Capital Preservation Plus Option may only be elected at the time of application.  Nationwide will discontinue deducting the charges associated with the Capital Preservation Plus Option at the end of the Guaranteed Term Option/Target Term Option that corresponds to the end of the program period elected by the Contract Owner.

Example

This Example is intended to help Contract Owners compare the cost of investing in the contract with the cost of investing in other variable annuity contracts.  These costs include Contract Owner transaction expenses, contract fees, Variable Account annual expenses, and underlying mutual fund fees and expenses.  The Example does not reflect premium taxes or Short-Term Trading Fees which, if reflected, would result in higher expenses.

The Example assumes:

•	a $10,000 investment in the contract for the time periods indicated;
•	a 5% return each year;
•	the maximum and the minimum fees and expenses of any of the underlying mutual funds;
•	the 7 year CDSC schedule; and
•	the total Variable Account charges associated with the most expensive combination of optional benefits (3.95%).

For those contracts that do not elect the most expensive combination of optional benefits, the expenses would be lower.

	If you surrender your contract at the end of the applicable time period				If you annuitize your contract at the end of the applicable time period				If you do not surrender your contract
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
Maximum Total Underlying Mutual Fund Operating Expenses (2.45%)	$1,372	$2,482	$3,546	$6,223	*	$1,982	$3,246	$6,223	$672	$1,982	$3,246	$6,223
Minimum Total Underlying Mutual Fund Operating Expenses (0.27%)	$1.143	$1,837	$2,541	$4,546	*	$1,337	$2,241	$4,546	$443	$1,337	$2,241	$4,546

*The contracts sold under this prospectus do not permit annuitization during the first two Contract Years.

Synopsis of the Contracts

The contracts described in this prospectus are modified single purchase payment contracts.  The contracts may be issued as either individual or group contracts.  In those states where contracts are issued as group contracts, references throughout this prospectus to "contract(s)" will also mean "certificate(s)" and "Contract Owner" will mean "participant."

The contracts can be categorized as:
•	Charitable Remainder Trusts;
•	Individual Retirement Annuities ("IRAs") with contributions rolled over or transferred from certain tax-qualified plans*;
•	Investment-only Contracts (Qualified Plans);
•	Non-Qualified Contracts;
•	Roth IRAs;
•	Simplified Employee Pension IRAs ("SEP IRAs");
•	Simple IRAs; and
•	Tax Sheltered Annuities with contributions rolled over or transferred from other Tax Sheltered Annuity plans*.

*Contributions are not required to be rolled over or transferred if the Contract Owner elects the Reduced Purchase Payment Option.

For more detailed information with regard to the differences in contract types, please see "Appendix C: Contract Types and Tax Information."  Prospective purchasers may apply to purchase a contract through broker dealers that have entered into a selling agreement with Nationwide Investment Services Corporation.

Surrenders

Contract Owners may generally surrender some or all of their Contract Value at any time prior to annuitization by notifying the Service Center in writing.  See the "Surrender (Redemption) Prior to Annuitization" section later in this prospectus.  After the Annuitization Date, surrenders are not permitted.  See the "Surrender (Redemption) After Annuitization" section later in this prospectus.

Minimum Initial and Subsequent Purchase Payments

Contract Type	Minimum Initial Purchase Payment	Minimum Subsequent Payments
Charitable Remainder Trust	$15,000	$1,000
IRA	$15,000	$1,000
Investment-only	$15,000	$1,000
Non-Qualified	$15,000	$1,000
Roth IRA	$15,000	$1,000
SEP IRA	$15,000	$1,000
Simple IRA	$15,000	$1,000
Tax Sheltered Annuity*	$15,000	$1,000

*  Only available for individual 403(b) Tax Sheltered Annuity contracts subject to ERISA and certain state Optional Retirement Plans and/or Programs that have purchased at least one individual annuity contract issued by Nationwide prior to September 25, 2007.

If the Contract Owner elects the Reduced Purchase Payment Option at the time of application, minimum initial and subsequent purchase payments will be reduced accordingly.

Some states have different minimum initial and subsequent purchase payment amounts, and subsequent purchase payments may not be permitted in all states.

Nationwide reserves the right to refuse any purchase payment that would result in the cumulative total for all contracts issued by Nationwide on the life of any one

Annuitant or owned by any one Contract Owner to exceed $1,000,000.   Its decision as to whether or not to accept a purchase payment in excess of that amount will be based on one or more factors, including, but not limited to: age, spouse age (if applicable), Annuitant age, state of issue, total purchase payments, optional benefits elected, current market conditions, and current hedging costs.  All such decisions will be based on internally established actuarial guidelines and will be applied in a non-discriminatory manner.  In the event that we do not accept a purchase payment under these guidelines, we will immediately return the purchase payment in its entirety in the same manner as it was received.  If we accept the purchase payment, it will be applied to the contract immediately and will receive the next calculated Accumulation Unit value.  Any references in this prospectus to purchase payment amounts in excess of $1,000,000 are assumed to have been approved by Nationwide.

Dollar Limit Restrictions

In addition to the potential purchase payment restriction listed above, certain features of the contract have additional purchase payment and/or Contract Value limitations associated with them:

Annuitization.  Your annuity payment options will be limited if you submit total purchase payments in excess of $2,000,000.  Furthermore, if the amount to be annuitized is greater than $5,000,000, we may limit both the amount that can be annuitized on a single life and the annuity payment options.

Death benefit calculations.  Purchase payments up to $3,000,000 will result in a higher death benefit payment than purchase payments in excess of $3,000,000.

If the Contract Owner elects the Extra Value Option, amounts credited to the contract in excess of total purchase payments may not be used to meet the minimum initial and subsequent purchase payment requirements.

Guaranteed Term Options

Guaranteed Term Options are separate investment options under the contract.  The minimum amount that may be allocated to a Guaranteed Term Option is $1,000.

Purpose of the Contract

The annuity described in this prospectus is intended to provide benefits to a single individual and his/her beneficiaries.  It is not intended to be used:

•	by institutional investors;

•	in connection with other Nationwide contracts that have the same Annuitant; or

•	in connection with other Nationwide contracts that have different Annuitants, but the same Contract Owner.

By providing these annuity benefits, Nationwide assumes certain risks.  If Nationwide determines that the risks it intended to assume in issuing the contract have been altered by misusing the contract as described above, Nationwide reserves the right to take any action it deems necessary to reduce or eliminate the altered risk, including, but not limited to, rescinding the contract and returning the Contract Value (less any applicable Contingent Deferred Sales Charge and/or market value adjustment).  Nationwide also reserves the right to take any action it deems necessary to reduce or eliminate altered risk resulting from materially false, misleading, incomplete or otherwise deficient information provided by the Contract Owner.

Charges and Expenses

Underlying Mutual Fund Annual Expenses

The underlying mutual funds charge fees and expenses that are deducted from underlying mutual fund assets.  These fees and expenses are in addition to the fees and expenses assessed by the contract.  The prospectus for each underlying mutual fund provides information regarding the fees and expenses applicable to the fund.

Short-Term Trading Fees

Some underlying mutual funds may assess (or reserve the right to assess) a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of allocation to the Sub-Account.  Any short-term trading fee assessed by any underlying mutual fund available in conjunction with the contracts described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading.

Mortality and Expense Risk Charge

Nationwide deducts a Mortality and Expense Risk Charge equal to an annualized rate of 0.95% of the Daily Net Assets of the Variable Account.  Nationwide assesses this charge in return for bearing certain mortality and expense risks, and for administrative expenses.

Contingent Deferred Sales Charge

Nationwide does not deduct a sales charge from purchase payments upon deposit into the contract.  However, Nationwide may deduct a CDSC if any amount is withdrawn from the contract.  This CDSC reimburses Nationwide for sales expenses.  The amount of the CDSC will not exceed 7% of purchase payments surrendered.

CDSC Options

There are several CDSC options that are available to Contract Owners at the time of application.  Each CDSC option has different characteristics and costs.  The annual charge associated with each option is charged as a percentage of the Daily Net Assets of the Variable Account.  They are as follows:

Option	Contract Type	Annual Charge
Five Year CDSC Option	All*	0.15%
Additional Withdrawal Without Charge and Disability Waiver	All	0.10%
10 Year and Disability Waiver	Tax Sheltered Annuities	0.05%
Hardship Waiver	Tax Sheltered Annuities	0.15%

*In the State of New York, this option is available only for contracts issued as Roth IRAs and is not available when the Extra Value Option is elected.

Reduced Purchase Payment Option

A Reduced Purchase Payment Option is available at the time of application.  If the Contract Owner elects this option, Nationwide will reduce the minimum initial purchase payment to $1,000 and subsequent purchase payments to $25.  In return for this reduction, Nationwide will deduct an additional charge at an annualized rate of 0.25% of the Daily Net Assets of the Variable Account.  This option is not available for contracts issued as Investment-Only Contracts.

Death Benefit Options

In lieu of the standard death benefit, an applicant may elect a death benefit option at the time of application, as follows:

Death Benefit Options	Charge*
One-Year Enhanced Death Benefit with Long Term Care/Nursing Home Waiver and Spousal Protection Option1	0.15%
One-Year Step Up Death Benefit Option2	0.05%
Greater of One-Year or 5% Enhanced Death Benefit with Long Term Care/Nursing Home Waiver and Spousal Protection Option3	0.20%
5% Enhanced Death Benefit Option4	0.10%

*The charges shown are the annualized rates charged as a percentage of the Daily Net Assets of the Variable Account.

1The One-Year Enhanced Death Benefit with Long Term Care/Nursing Home Waiver and Spousal Protection Option is only available beginning January 2, 2001 (or a later date if state law requires).

2The One-Year Step Up Death Benefit Option is only available until state approval is received for the One-Year Enhanced Death Benefit with Long Term Care/Nursing Home Waiver and Spousal Protection Option.  This option may be elected along with the 5% Enhanced Death Benefit Option.  If both options are elected, the death benefit will be the greater of the two benefits.

3The Greater of One-Year or 5% Enhanced Death Benefit with Long Term Care/Nursing Home Waiver and Spousal Protection Option is only available beginning January 2, 2001 (or a later date if state law requires).

4The 5% Enhanced Death Benefit Option is only available until state approval is received for the Greater of One-Year or 5% Enhanced Death Benefit with Long Term Care/Nursing Home Waiver and Spousal Protection Option.  This option may be elected along with the One-Year Step Up Death Benefit Option.  If both options are elected, the death benefit will be the greater of the two benefits.

For more information about the standard and optional death benefits, please see the "Death Benefit Calculations" provision.

Guaranteed Minimum Income Benefit Options

For contracts issued prior to May 1, 2003, two Guaranteed Minimum Income Benefit options were available at the time of application.  If the Contract Owner elected one or both of the Guaranteed Minimum Income Benefit options, Nationwide will deduct an additional charge at an annualized rate of 0.45% and/or 0.30% of the Daily Net Assets of the Variable Account, depending on the option(s) chosen (see "Guaranteed Minimum Income Benefit Options").

Extra Value Option

An Extra Value Option is available under the contract at the time of application.  If the Contract Owner elects the Extra Value Option on the application, Nationwide will apply a credit of 3% of the purchase payment(s) made during the first 12 months the contract is in force.  In exchange, Nationwide will deduct an additional charge at an annualized rate of 0.45% of the Daily Net Assets of the Variable Account.  Nationwide will discontinue deducting this charge seven years from the date the contract was issued.  Additionally, allocations made to the Fixed Account and to the Guaranteed Term Options for the first seven Contract Years will be assessed a fee of 0.45%.  Any guaranteed interest rate of return for assets in the Guaranteed Term Options or in the Fixed Account for the first seven Contract Years will be lowered by 0.45% due to the assessment of this charge.

Under certain circumstances, Nationwide may restrict the allocation of purchase payments to the Fixed Account when the Contract Owner elects or has elected the Extra Value Option.  These restrictions may be imposed at Nationwide's sole discretion when economic conditions are such that Nationwide is unable to recoup the cost of providing the up-front Extra Value Option credits.  Once the Extra Value Option is elected, it may not be revoked (see "Extra Value Option").

Beneficiary Protector Option

A Beneficiary Protector Option is available for contracts with Annuitants who are age 70 or younger at the time the option is elected.  If the Contract Owner of an eligible contract elects the Beneficiary Protector Option, Nationwide will deduct an additional charge at an annualized rate of 0.40% of the Daily Net Assets of the Variable Account.  Additionally, allocations made to the Fixed Account or to the Guaranteed Term Options will be assessed a fee of 0.40%.  Any guaranteed interest rate of return for assets in the Guaranteed Term Options or in the Fixed Account will be lowered by 0.40% due to the assessment of this charge.  See "Beneficiary Protector Option."

Capital Preservation Plus Option

The Capital Preservation Plus Option may only be elected at the time of application.  If the Contract Owner or applicant elects the Capital Preservation Plus Option, Nationwide will deduct an additional charge at an annualized rate not to exceed 0.50% of the Daily Net Assets of the Variable Account.  Additionally, allocations made to the Guaranteed Term Options or Target Term Options will be assessed a fee of not more than 0.50%.  Consequently, the interest rate of return credited to assets in the Guaranteed Term Options/Target Term Options will be lowered due to the assessment of this charge.

Charges for Optional Benefits

Except for the charge assessed for the Extra Value Option, upon annuitization of the contract, any amounts assessed for any optional benefits elected will be waived and only those charges applicable to the base contract will be assessed.  For contracts with the Extra Value Option, the charge for that option will be assessed for seven years from the date the contract was issued, whether the contract annuitized during that period or not.

Annuity Payments

Annuity payments begin on the Annuitization Date and will be based on the annuity payment option chosen prior to annuitization (see "Annuity Payment Options").  Nationwide will send annuity payments no later than 7 days after each annuity payment date.

Taxation

How distributions from an annuity contract are taxed depends on the type of contract issued and the purpose for which the contract is purchased.  Generally, distributions from an annuity contract, including the payment of death benefits, are taxable to the extent they exceed investment in the contract.  Nationwide will charge against the contract any premium taxes levied by any governmental authority.  Premium tax rates currently range from 0% to 5% (see "Federal Tax Considerations" in "Appendix C: Contract Types and Tax Information" and "Premium Taxes").

Right to Examine and Cancel

Under state insurance laws, Contract Owners have the right, during a limited period of time, to examine their contract and decide if they want to keep it or cancel it.  This right is referred to as a "free look" right.  The length of this time period depends on state law and may vary depending on whether your purchase is replacing another annuity contract you own.

If the Contract Owner elects to cancel the contract pursuant to the free look provision, where required by law, Nationwide will return the greater of the Contract Value or the amount of purchase payment(s) applied during the free look period, less any withdrawal from the contract and applicable federal and state income tax withholding.  Otherwise, Nationwide will return the Contract Value, less any withdrawals from the contract and applicable federal and state income tax withholding.

Financial Statements

Financial statements for the Variable Account and consolidated financial statements for Nationwide Life Insurance Company are located in the Statement of Additional Information.  A current Statement of Additional Information may be obtained, free of charge, by contacting the Service Center.

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the underlying mutual funds and the assessment of Variable Account charges which may vary from contract to contract (for more information on the calculation of Accumulation Unit values, see "Determining Variable Account Value – Valuing an Accumulation Unit").  Please refer to Appendix B for information regarding the minimum and maximum class of Accumulation Unit values.  All classes of Accumulation Unit values may be obtained, free of charge, by contacting the Service Center.

Nationwide Life Insurance Company

Nationwide, the depositor, is a stock life insurance company organized under Ohio law in March 1929, with its home office at One Nationwide Plaza, Columbus, Ohio 43215.  Nationwide is a provider of life insurance, annuities and retirement products.  It is admitted to do business in all states, the District of Columbia and Puerto Rico.

Nationwide is a member of the Nationwide group of companies.  Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company (the "Companies") are the ultimate controlling persons of the Nationwide group of companies.  The Companies were organized under Ohio law in December 1925 and 1933 respectively.  The Companies engage in a general insurance and reinsurance business, except life insurance.

Nationwide intends to rely on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 ("1934 Act"). In reliance on the exemption provided by Rule 12h-7, we do not intend to file periodic reports as required under the 1934 Act.

Nationwide Investment Services Corporation

The contracts are distributed by the general distributor, Nationwide Investment Services Corporation ("NISC"), One Nationwide Plaza, Columbus, Ohio 43215.  NISC is a wholly owned subsidiary of Nationwide.

Investing in the Contract

The Variable Account and Underlying Mutual Funds

Nationwide Variable Account-9 is a Variable Account that invests in the underlying mutual funds listed in Appendix A.  Nationwide established the Variable Account on May 22, 1997, pursuant to Ohio law.  Although the Variable Account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 ("1940 Act"), the SEC does not supervise the management of Nationwide or the Variable Account.

Income, gains, and losses credited to, or charged against, the Variable Account reflect the Variable Account’s own investment experience and not the investment experience of Nationwide’s other assets.  The Variable Account’s assets are held separately from Nationwide’s assets and are not chargeable with liabilities incurred in any other business of Nationwide.  Nationwide is obligated to pay all amounts promised to Contract Owners under the contracts.

The Variable Account is divided into Sub-Accounts, each corresponding to a single underlying mutual fund.  Nationwide uses the assets of each Sub-Account to buy shares of the underlying mutual funds based on Contract Owner instructions.

Contract Owners receive underlying mutual fund prospectuses when they make their initial Sub-Account allocations and any time they change those allocations. Contract Owners can obtain prospectuses for underlying funds at any other time by contacting the Service Center.

Underlying mutual funds in the Variable Account are NOT publicly traded mutual funds.  They are only available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies, or in some cases, through participation in certain qualified pension or retirement plans.  Contract Owners should read these prospectuses carefully before investing.

The investment advisors of the underlying mutual funds may manage publicly traded mutual funds with similar names and investment objectives.  However, the underlying mutual funds are NOT directly related to any publicly traded mutual fund.  Contract Owners should not compare the performance of a publicly traded fund with the performance of underlying mutual funds participating in the Variable Account.  The performance of the underlying mutual funds could differ substantially from that of any publicly traded funds.

The particular underlying mutual funds available under the contract may change from time to time.  Specifically, underlying mutual funds or underlying mutual fund share classes that are currently available may be removed or closed off to future investment.  New underlying mutual funds or new share classes of currently available underlying mutual funds may be added.  Contract Owners will receive notice of any such changes that affect their contract.

In the future, additional underlying mutual funds managed by certain financial institutions, brokerage firms or their affiliates may be added to the Variable Account.  These additional underlying mutual funds may be offered exclusively to purchasing customers of the particular financial institution or brokerage firm, or through other exclusive distribution arrangements.

Voting Rights

Contract Owners who have allocated assets to the underlying mutual funds are entitled to certain voting rights.  Nationwide will vote Contract Owner shares at special shareholder meetings based on Contract Owner instructions.  However, if the law changes and Nationwide is allowed to vote in its own right, it may elect to do so.

Contract Owners with voting interests in an underlying mutual fund will be notified of issues requiring the shareholders’ vote as soon as possible before the shareholder meeting.  Notification will contain proxy materials and a form with which to give Nationwide voting instructions.  Nationwide will vote shares for which no instructions are received in the same proportion as those that are received.  What this means to you is that when only a small number of Contract Owners vote, each vote has a greater impact on, and may control the outcome.

The number of shares which a Contract Owner may vote is determined by dividing the cash value of the amount they have allocated to an underlying mutual fund by the Net Asset Value of that underlying mutual fund.  Nationwide will designate a date for this determination not more than 90 days before the shareholder meeting.

Material Conflicts

The underlying mutual funds may be offered through separate accounts of other insurance companies, as well as through other separate accounts of Nationwide.  Nationwide does not anticipate any disadvantages to this.  However, it is possible that a conflict may arise between the interests of the Variable Account and one or more of the other separate accounts in which these underlying mutual funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the Contract Owners and those of other companies.  If a material conflict occurs, Nationwide will take whatever steps are necessary to protect Contract Owners and variable annuity payees, including withdrawal of the Variable Account from participation in the underlying mutual fund(s) involved in the conflict.

Substitution of Securities

Nationwide may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

(1)	shares of a current underlying mutual fund are no longer available for investment; or

(2)	further investment in an underlying mutual fund is inappropriate.

No substitution, elimination, or combination of shares may take place without the prior approval of the SEC.  All affected Contract Owners will be notified in the event there is a substitution, elimination, or combination of shares.

Deregistration of the Separate Account

Nationwide may deregister Nationwide Variable Account-9 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.

No deregistration may take place without the prior approval of the SEC.  All Contract Owners will be notified in the event Nationwide deregisters Variable Account-9.

Guaranteed Term Options

Guaranteed Term Options ("GTOs") are separate investment options under the contract.  The minimum amount that may be allocated to a GTO is $1,000. Allocations to a Guaranteed Term Option are held in a separate account, established by Nationwide pursuant to Ohio law, to aid in the reserving and accounting for Guaranteed Term Option obligations.  The separate account's assets are held separately from Nationwide's other assets and are not chargeable with liabilities incurred in any other business of Nationwide.  However, the general assets of Nationwide are available for the purpose of meeting the guarantees of any Guaranteed

Term Option, subject to Nationwide's claims-paying ability.  A Guaranteed Term Option prospectus should be read along with this prospectus.

Guaranteed Term Options provide a guaranteed rate of interest over four different maturity durations:  three (3), five (5), seven (7) or ten (10) years.  Note:  The guaranteed term may last for up to 3 months beyond the 3, 5, 7, or 10-year period since every guaranteed term will end on the final day of a calendar quarter.

For the duration selected, Nationwide will declare a guaranteed interest rate. The guaranteed interest rate will be credited to amounts allocated to the Guaranteed Term Option(s) unless a distribution is taken before the maturity date.  If a distribution occurs before the maturity date, the amount distributed will be subject to a market value adjustment.  A market value adjustment can increase or decrease the amount distributed depending on fluctuations in constant maturity treasury rates.  No market value adjustment will be applied if Guaranteed Term Option allocations are held to maturity.

Because a market value adjustment can affect the value of a distribution, its effects should be carefully considered before surrendering or transferring from Guaranteed Term Options.  Please refer to the prospectus for the Guaranteed Term Options for further information.  Contract Owners can obtain a GTO prospectus, by contacting the Service Center.

For Contract Owners that elect the Extra Value Option, allocations made to the Guaranteed Term Options for the first seven Contract Years will be assessed a fee of 0.45%.  Consequently, any guaranteed interest rate of return for assets in the Guaranteed Term Options for the first seven Contract Years will be lowered by 0.45% due to the assessment of this charge.

For Contract Owners that elect the Beneficiary Protector Option, allocations made to the Guaranteed Term Options will be assessed a fee of 0.40%.  Consequently, any guaranteed rate of return for assets in the Guaranteed Term Options will be lowered by 0.40% due to the assessment of this charge.

For Contract Owners that elect the Capital Preservation Plus Option, allocations made to the Guaranteed Term Options will be assessed a fee of 0.50%.  Consequently, the interest rate of return credited to assets in the Guaranteed Term Options will be lowered by 0.50% due to the assessment of this charge.

Guaranteed Term Options are available only during the accumulation phase of a contract.  They are not available after the Annuitization Date.  In addition, Guaranteed Term Options are not available for use with asset rebalancing, dollar cost averaging, or systematic withdrawals.

Guaranteed Term Options may not be available in every state.

Target Term Options

Due to certain state requirements, in some state jurisdictions, Nationwide uses Target Term Options instead of Guaranteed Term Options in connection with the Capital Preservation Plus Option.  Target Term Options are not available separate from the Capital Preservation Plus Option.

For all material purposes, Guaranteed Term Options and Target Term Options are the same.  Target Term Options are managed and administered identically to Guaranteed Term Options.  The distinction is that the interest rate associated with Target Term Options is not guaranteed as it is in Guaranteed Term Options.  However, because the options are managed and administered identically, the result to the investor is the same.

All references in this prospectus to Guaranteed Term Options in connection with the Capital Preservation Plus Option will also mean Target Term Options (in applicable jurisdictions).  Please refer to the prospectus for the Guaranteed Term Options/Target Term Options for more information.

The Fixed Account

The Fixed Account is an investment option that is funded by assets of Nationwide’s General Account.  The General Account contains all of Nationwide’s assets other than those in this and other Nationwide separate accounts and is used to support Nationwide’s annuity and insurance obligations.  The General Account is not subject to the same laws as the Variable Account and the SEC has not reviewed material in this prospectus relating to the Fixed Account.

Purchase payments will be allocated to the Fixed Account by election of the Contract Owner.  Nationwide reserves the right to limit or refuse purchase payments and/or transfers allocated to the Fixed Account at its sole discretion.  Generally, Nationwide will invoke this right when interest rates are low by historical standards.

Under certain circumstances, Nationwide may restrict the allocation of purchase payments to the Fixed Account when the Contract Owner elects or has elected the Extra Value Option.  These restrictions may be imposed at Nationwide's sole discretion when economic conditions are such that Nationwide is unable to recoup the cost of providing the up-front Extra Value Option credits.  The investment income earned by the Fixed Account will be allocated to the contracts at varying guaranteed interest rate(s) depending on the following categories of Fixed Account allocations:

•
New Money Rate – The rate credited on the Fixed Account allocation when the contract is purchased or when subsequent purchase payments are made.  Subsequent purchase payments may receive different New Money Rates than the rate when the contract was issued, since the New Money Rate is subject to change based on market conditions.

•
Variable Account to Fixed Rate – Allocations transferred from any of the underlying investment options in the Variable Account to the Fixed Account may receive a different rate.  The rate may be lower than the New Money Rate.  There may be limits on the amount and frequency of movements from the Variable Account to the Fixed Account.

•	Renewal Rate – The rate available for maturing Fixed Account allocations that are entering a new guarantee period. The Contract Owner will be notified of this rate in a letter issued with the quarterly statements when any of the money in the Contract Owner’s Fixed Account matures.

At that time, the Contract Owner will have an opportunity to leave the money in the Fixed Account and receive the Renewal Rate or the Contract Owner can move the money to any of the other underlying mutual fund options.

•
Dollar Cost Averaging Rate – From time to time, Nationwide may offer a more favorable rate for an initial purchase payment into a new contract when used in conjunction with a dollar cost averaging program.

All of these rates are subject to change on a daily basis; however, once applied to the Fixed Account, the interest rates are guaranteed until the end of the calendar quarter during which the 12 month anniversary of the Fixed Account allocation occurs.  If Contract Value is allocated to the Fixed Account and the Contract Owner subsequently elects the Capital Preservation Plus Option, the current Fixed Account interest rate guarantee period will terminate.  If such Contract Owner allocates all or part of the Non-Guaranteed Term Option component of the Capital Preservation Plus Option to the Fixed Account, the allocation will be credited interest at the then current Renewal Rate and a new Fixed Account interest rate guarantee period will begin.

Credited interest rates are annualized rates – the effective yield of interest over a one-year period.  Interest is credited to each contract on a daily basis.  As a result, the credited interest rate is compounded daily to achieve the stated effective yield.

The guaranteed rate for any purchase payment will be effective for not less than twelve months.  Nationwide guarantees that the rate will not be less than the minimum interest rate required by applicable state law.

Any interest in excess of the minimum interest rate required by applicable state law will be credited to Fixed Account allocations at Nationwide’s sole discretion.  The Contract Owner assumes the risk that interest credited to Fixed Account allocations may not exceed the minimum interest rate required by applicable state law for any given year.

Nationwide guarantees that the Fixed Account Contract Value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described above, less any surrenders and any applicable charges including CDSC.

Charges Assessed for Certain Contract Options

All guaranteed interest rates credited to the Fixed Account will be determined as described above.  Based on the criteria listed above, it is possible for a contract with various optional benefits to receive the same guaranteed rate of interest as a contract with no optional benefits.  However, for Contract Owners that elect the Extra Value Option and/or the Beneficiary Protector Option, a charge for each option is assessed to assets in the Fixed Account.  Consequently, even though the guaranteed interest rate credited does not change, the charge assessed for the optional benefit will result in investment returns lower than the interest rate credited, as specified below.

For Contract Owners that elect the Extra Value Option, payments or transfers made to the Fixed Account will, for the first seven Contract Years, be assessed a fee of 0.45%.  Consequently, any guaranteed interest rate of return for assets in the Fixed Account will be lowered by 0.45% due to the assessment of this charge.

For Contract Owners that elect, or have elected, the Beneficiary Protector Option, payments or transfers made to the Fixed Account will be assessed a fee of 0.40%.  Consequently, any guaranteed interest rate of return for assets in the Fixed Account will be lowered by 0.40% due to the assessment of this charge.

Although there is a fee assessed to the assets in the Fixed Account for contract options listed above, Nationwide guarantees that the guaranteed interest rate credited to any assets in the Fixed Account will never be less than the minimum interest rate required by applicable state law for any given year.

Contacting the Service Center

All inquiries, paperwork, information requests, service requests, and transaction requests should be made to the Service Center:

•	by telephone at 1-800-848-6331 (TDD 1-800-238-3035)

•	by mail to P.O. Box 182021, Columbus, Ohio 43218-2021

•	by fax at 1-888-634-4472

•	by Internet at www.nationwide.com.

Nationwide reserves the right to restrict or remove the ability to submit service requests via Internet, phone, or fax upon written notice.

Not all methods of communication are available for all types of requests.  To determine which methods are permitted for a particular request, refer to the specific transaction provision in this prospectus, or call the Service Center.  Requests submitted by means other than described in this prospectus could be returned or delayed.

Service and transaction requests will generally be processed on the Valuation Date they are received at the Service Center as long as the request is in good order.  Good order generally means that all necessary information to process the request is complete and in a form acceptable to Nationwide.  If a request is not in good order, Nationwide will take reasonable actions to obtain the information necessary to process the request.  Requests that are not in good order may be delayed or returned.  Nationwide reserves the right to process any purchase payment or withdrawal request sent to a location other than the Service Center on the Valuation Date it is received at the Service Center.

Nationwide may be required to provide information about your contract to government regulators.  If mandated under applicable law, Nationwide may be required to reject a purchase payment and to refuse to process transaction requests for transfers, withdrawals, loans, and/or death benefits until instructed otherwise by the appropriate regulator.

Nationwide will use reasonable procedures to confirm that instructions are genuine and will not be liable for following instructions that it reasonably determined to be genuine.  Nationwide may record telephone requests.  Telephone and computer systems may not always be available.  Any telephone system or computer, whether yours or Nationwide's, can experience outages or slowdowns for a variety of reasons.  The outages or slowdowns could prevent or delay processing.  Although Nationwide has taken precautions to support heavy use, it is still possible to incur an outage or delay.  To avoid technical difficulties, submit transaction requests by mail.

The Contract in General

Due to state law variations, the options and benefits described in this prospectus may vary or may not be available depending on the state in which the contract is issued.  Possible state law variations include, but are not limited to, minimum initial and subsequent purchase payment amounts, investment options, availability of certain optional benefits, free look rights, ownership and interests in the contract, death benefit calculations, and CDSC-free withdrawal privileges.  This prospectus describes all the material features of the contract. To review a copy of the contract and any endorsements, please contact the Service Center.

If Nationwide discovers that the risk it intended to assume in issuing the contract has been altered by any of the following, then Nationwide reserves the right to take any action it deems necessary to mitigate or eliminate the altered risk including, but not limited to, rescinding the contract and returning the Contract Value (less any market value adjustment):

•	Information provided by the Contract Owner(s) is materially false, misleading, incomplete or otherwise deficient;

•
The contract is being used with other contracts issued by Nationwide to cover a single life (the cumulative total of all purchase payments under the contract on the life of any one Annuitant cannot exceed $1,000,000 without Nationwide's prior consent);

•	When a series of Nationwide contracts with different Annuitants have the same unitary control or ownership; or

•	The contract is being used by an institutional investor.

Failure by Nationwide to detect, mitigate, or eliminate such altered risk(s) does not act as a waiver of Nationwide’s rights and does not stop Nationwide from asserting its rights at any future date.

Nationwide will not contest the contract.

In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide has implemented procedures designed to prevent contracts described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.  If this contract is purchased to replace another variable annuity, be aware that the mortality tables used to determine the amount of annuity payments may be less favorable than those in the contract being replaced.

These contracts are offered to customers of various financial institutions and brokerage firms.  No financial institution or brokerage firm is responsible for any of the contractual insurance benefits and features guaranteed under the contracts.  These guarantees are the sole responsibility of Nationwide.

In general, deferred variable annuities are long-term investments; they are not intended as short-term investments.  Accordingly, Nationwide has designed the contract to offer features, pricing, and investment options that encourage long-term ownership.  It is very important that Contract Owners and prospective Contract Owners understand all the costs associated with owning a contract, and if and how those costs change during the lifetime of the contract.  Contract and optional charges may not be the same in later Contract Years as they are in early Contract Years.  The various contract and optional benefit charges are assessed in order to compensate Nationwide for administrative services, distribution and operational expenses, and assumed actuarial risks associated with the contract.

Following is a discussion of some relevant factors that may be of particular interest to prospective investors.

Distribution, Promotional and Sales Expenses

Nationwide pays commissions to the firms that sell the contracts.  The maximum gross commission that Nationwide will pay on the sale of the contracts is 6.5% of purchase payments.  Note that the individual registered representatives typically receive only a portion of this amount; the remainder is retained by the firm.  Nationwide may also, instead of a premium-based commission, pay an asset-based commission (sometimes referred to as "trails" or "residuals"), or a combination of the two.

In addition to or partially in lieu of commission, Nationwide may also pay the selling firms a marketing allowance, which is based on the firm’s ability and demonstrated willingness to promote and market Nationwide's products.  How any marketing allowance is spent is determined by the firm, but generally will be used to finance firm activities that may contribute to the promotion and marketing of Nationwide's products.  For more information on the exact compensation arrangement associated with this contract, please consult your registered representative.

Underlying Mutual Fund Payments

Nationwide’s Relationship with the Underlying Mutual Funds

The underlying mutual funds incur expenses each time they sell, administer, or redeem their shares.  The Variable Account aggregates Contract Owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each underlying mutual fund daily.   The Variable Account (and not the Contract Owners) is the underlying mutual fund shareholder.  When the Variable Account aggregates transactions, the underlying mutual fund does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  Nationwide incurs these expenses instead.

Nationwide also incurs the distribution costs of selling the contract (as discussed above), which benefit the underlying mutual funds by providing Contract Owners with Sub-Account options that correspond to the underlying mutual funds.

An investment advisor or subadvisor of an underlying mutual fund or its affiliates may provide Nationwide or its affiliates with wholesaling services that assist in the distribution of the contract and may pay Nationwide or its affiliates to participate in educational and/or marketing activities.  These activities may provide the advisor or subadvisor (or their affiliates) with increased exposure to persons involved in the distribution of the contract.

Types of Payments Nationwide Receives

In light of the above, the underlying mutual funds and their affiliates make certain payments to Nationwide or its affiliates (the "payments").  The amount of these payments is typically based on a percentage of assets invested in the underlying mutual funds attributable to the contracts and other variable contracts Nationwide and its affiliates issue, but in some cases may involve a flat fee.  These payments may be used by us for any corporate purpose, which include reducing the prices of the contracts, paying expenses that Nationwide or its affiliates incur in promoting, marketing, and administering the contracts and the underlying mutual funds, and achieving a profit.

Nationwide or its affiliates receive the following types of payments:

•	Underlying mutual fund 12b-1 fees, which are deducted from underlying mutual fund assets;

•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the underlying mutual fund, which may be deducted from underlying mutual fund assets; and

•
Payments by an underlying mutual fund’s advisor or subadvisor (or its affiliates).  Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from underlying mutual fund assets and is reflected in mutual fund charges.

Furthermore, Nationwide benefits from assets invested in Nationwide’s affiliated underlying mutual funds (i.e., Nationwide Variable Insurance Trust) because its affiliates also receive compensation from the underlying mutual funds for investment advisory, administrative, transfer agency, distribution, and/or other services.  Thus, Nationwide may receive more revenue with respect to affiliated underlying mutual funds than unaffiliated underlying mutual funds.

Nationwide took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the contracts (apart from fees and expenses imposed by the underlying mutual funds).  Without these payments, Nationwide would have imposed higher charges under the contract.

Amount of Payments Nationwide Receives

For the year ended December 31, 2011, the underlying mutual fund payments Nationwide and its affiliates received from the underlying mutual funds did not exceed 0.60% (as a percentage of the average Daily Net Assets invested in the underlying mutual funds) offered through this contract or other variable contracts that Nationwide and its affiliates issue.  Payments from investment advisors or subadvisors to participate in educational and/or marketing activities have not been taken into account in this percentage.

Most underlying mutual funds or their affiliates have agreed to make payments to Nationwide or its affiliates, although the applicable percentages may vary from underlying mutual fund to underlying mutual fund, and some may not make any payments at all.  Because the amount of the actual payments Nationwide and its affiliates receive depends on the assets of the underlying mutual funds attributable to the contract, Nationwide and its affiliates may receive higher payments from underlying mutual funds with lower percentages (but greater assets) than from underlying mutual funds that have higher percentages (but fewer assets).

Identification of Underlying Mutual Funds

Nationwide may consider several criteria when identifying the underlying mutual funds, including some or all of the following:  investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses.  Another factor Nationwide considers during the identification process is whether the underlying mutual fund’s advisor or subadvisor is one of our affiliates or whether the underlying mutual fund, its advisor, its subadvisor(s), or an affiliate will make payments to us or our affiliates.

There may be underlying mutual funds with lower fees, as well as other variable contracts that offer underlying mutual funds with lower fees.  You should consider all of the fees and charges of the contract in relation to its features and benefits when making your decision to invest.  Please note that higher contract and underlying mutual fund fees and charges have a direct effect on and may lower your investment performance.

Profitability

Nationwide does consider profitability when determining the charges in the contract.  In early Contract Years, Nationwide does not anticipate earning a profit, since that is a time when administrative and distribution expenses are typically higher.  Nationwide does, however, anticipate earning a profit in later Contract Years.  In general, Nationwide's profit will be greater the higher the investment return and the longer the contract is held.

Contract Modification

Nationwide may modify the annuity contracts, but no modification will affect the amount or term of any annuity contract unless a modification is required to conform the annuity contract to applicable federal or state law.  No modification will affect the method by which the Contract Values are determined.

Standard Charges and Deductions

Mortality and Expense Risk Charge

Nationwide deducts a Mortality and Expense Risk Charge from the Variable Account.  This amount is computed on a daily basis and is equal to an annualized rate of 0.95% of the Daily Net Assets of the Variable Account.

The Mortality Risk Charge compensates Nationwide for guaranteeing the annuity purchase rates of the contracts.  This guarantee ensures that the annuity purchase rates will not change regardless of the death rates of annuity payees or the general population.  The Mortality Risk Charge also compensates Nationwide for risks assumed in connection with the standard death benefit, but only partially compensates Nationwide in connection with the optional death benefits, for which there are separate charges.

The Expense Risk Charge compensates Nationwide for guaranteeing that charges will not increase regardless of actual expenses.

If the Mortality and Expense Risk Charge is insufficient to cover actual expenses, the loss is borne by Nationwide.  Nationwide may realize a profit from this charge.

Contingent Deferred Sales Charge

No sales charge deduction is made from the purchase payments when amounts are deposited into the contracts.  However, if any part of the contract is surrendered, Nationwide will deduct a CDSC. The CDSC will not exceed 7% of purchase payments surrendered.

The CDSC is calculated by multiplying the applicable CDSC percentage (noted in the following table) by the amount of purchase payments surrendered.

For purposes of calculating the CDSC, surrenders are considered to come first from the oldest purchase payment made to the contract, then the next oldest purchase payment, and so forth.  Earnings are not subject to the CDSC, but may not be distributed prior to the distribution of all purchase payments.  (For tax purposes, a surrender is usually treated as a withdrawal of earnings first.)

The CDSC applies as follows:

Number of Completed Years from Date of Purchase Payment	CDSC Percentage
0	7%
1	7%
2	6%
3	5%
4	4%
5	3%
6	2%
7	0%

The CDSC is used to cover sales expenses, including commissions, production of sales material, and other promotional expenses.  If expenses are greater than the CDSC, the shortfall will be made up from Nationwide’s general assets, which may indirectly include portions of the Variable Account charges, since Nationwide may generate a profit from these charges.

All or a portion of any withdrawal may be subject to federal income taxes.  Contract Owners taking withdrawals before age 59½ may be subject to a 10% penalty tax.

Waiver of Contingent Deferred Sales Charge

Each Contract Year, the Contract Owner may withdraw without a CDSC the greater of:

(a)	10% of all purchase payments (15% of all purchase payments made to the contract if the Contract Owner elected the Additional Withdrawal Without Charge and Disability Waiver); or

(b)	any amount withdrawn to meet minimum distribution requirements for this contract under the Internal Revenue Code.

This CDSC-free privilege is non-cumulative.  Free amounts not taken during any given Contract Year cannot be taken as free amounts in a subsequent Contract Year.

In addition, no CDSC will be deducted:

(1)	upon the annuitization of contracts which have been in force for at least two years;

(2)	upon payment of a death benefit;

(3)	from any values which have been held under a contract for at least 7 years (5 years if the 5 year CDSC is elected); or

(4)
if the Contract Owner elected an optional death benefit (not the standard death benefit) and the conditions described in the "Long-Term Care/Nursing Home Waiver Option" section of the "Death Benefit Calculation" provision are met.

No CDSC applies to transfers among Sub-Accounts or between or among the Guaranteed Term Options, the Fixed Account, or the Variable Account.

A contract held by a Charitable Remainder Trust (within the meaning of Internal Revenue Code Section 664) may withdraw CDSC-free the greater of (a) or (b), where:

(a)	is the amount which would otherwise be available for withdrawal without a CDSC; and

(b)
is the difference between the total purchase payments made to the contract as of the date of the withdrawal (reduced by previous withdrawals) and the Contract Value at the close of the day prior to the date of the withdrawal.

The CDSC will not be eliminated if to do so would be unfairly discriminatory or prohibited by state law.

Premium Taxes

Nationwide will charge against the Contract Value any premium taxes levied by a state or other government entity.  Premium tax rates currently range from 0% to 5%.  This range is subject to change.  Nationwide will assess premium taxes to the contract at the time Nationwide is assessed the premium taxes by the state.  Premium tax requirements vary from state to state.

Premium taxes may be deducted from death benefit proceeds.

Short-Term Trading Fees

Some underlying mutual funds may assess (or reserve the right to assess) a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of allocation to the Sub-Account.

Short-term trading fees are intended to compensate the underlying mutual fund (and Contract Owners with interests allocated in the underlying mutual fund) for the negative impact on fund performance that may result from frequent, short-term trading strategies.  Short-term trading fees are not intended to affect the large majority of Contract Owners not engaged in such strategies.

Any short-term trading fee assessed by any underlying mutual fund available in conjunction with the contracts described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading.  Short-term trading fees will only apply to those Sub-Accounts corresponding to underlying mutual funds that charge such fees (see the underlying mutual fund prospectus).  Any short-term trading fees paid are retained by the underlying mutual fund, not by Nationwide, and are part of the underlying mutual fund’s assets.  Contract Owners are responsible for monitoring the length of time allocations are held in any particular underlying mutual fund.  Nationwide will not provide advance notice of the assessment of any applicable short-term trading fee.

For a complete list of the underlying mutual funds offered under the contract that assess (or reserve the right to assess) a short-term trading fee, please see "Underlying Mutual Fund Annual Expenses" earlier in this prospectus.

If a short-term trading fee is assessed, the underlying mutual fund will charge the Variable Account 1% of the amount determined to be engaged in short-term trading.  The Variable Account will then pass the short-term trading fee on to the specific Contract Owner that engaged in short-term trading by deducting an amount equal to the short-term trading fee from that Contract Owner’s Sub-Account value.  All such fees will be remitted to the underlying mutual fund; none of the fee proceeds will be retained by Nationwide or the Variable Account.

When multiple purchase payments (or exchanges) are made to a Sub-Account that is subject to short-term trading fees, transfers will be considered to be made on a first in/first out (FIFO) basis for purposes of determining short-term trading fees.  In other words, units held the longest time will be treated as being transferred first, and units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to the short-term trading fees.  Transactions that are not subject to short-term trading fees include:

•	scheduled and systematic transfers, such as Dollar Cost Averaging, Asset Rebalancing, and Systematic Withdrawals;

•	contract loans or surrenders, including CDSC-free withdrawals;

•	transfers made upon annuitization of the contract;

•	surrenders of Annuity Units to make annuity payments; or

•	surrenders of Accumulation Units to pay a death benefit.

New share classes of certain currently available underlying mutual funds may be added as investment options under the contracts.  These new share classes may require the assessment of short-term trading or redemption fees.  When these new share classes are added, new purchase payment allocations and exchange reallocations to the underlying mutual funds in question may be limited to the new share class.

Optional Contract Benefits, Charges and Deductions

For an additional charge, the following optional benefits are available to Contract Owners.  Not all optional benefits are available in every state.  Unless otherwise indicated:

(1)	optional benefits must be elected at the time of application;

(2)	optional benefits, once elected, may not be terminated; and

(3)	the charges associated with the optional benefits will be assessed until annuitization.

Reduced Purchase Payment Option

If the Contract Owner chooses the Reduced Purchase Payment Option, Nationwide will deduct an additional charge equal to an annualized rate of 0.25% of the Daily Net Assets of the Variable Account.  In return, the minimum initial purchase payment for that contract will be $1,000 and minimum subsequent purchase payment will be $25.  This option is not available for Investment-Only Contracts.  Nationwide may realize a profit from the charge assessed for this option.

The Contract Owner may elect to terminate this option if, throughout a period of at least two years and continuing until such election, the total of all purchase payments, less surrenders is maintained at $25,000 or more.

The election to terminate the option must be submitted in writing to the Service Center on a form provided by Nationwide.  Termination of the rider will occur as of the date on the election form, and the charge for this option will no longer be assessed.  Subsequent purchase payments, if any, will be subject to the terms of the contract and must be at least $1,000.

CDSC Options and Charges

Five Year CDSC Option

For an additional charge at an annualized rate of 0.15% of the Daily Net Assets of the Variable Account, the Contract Owner may choose the Five Year CDSC Option.

The Five Year CDSC Option applies as follows:

Number of Completed Years from Date of Purchase Payment	CDSC Percentage
0	7%
1	7%
2	6%
3	4%
4	2%
5	0%

Under this option, CDSC will not exceed 7% of purchase payments surrendered.

For contracts issued in the State of New York, this option is available only for contracts issued as Roth IRAs and is not available when the Extra Value Option is elected.

Nationwide may realize a profit from the charge assessed for this option.

Additional Withdrawal without Charge and Disability Waiver

Each contract has a standard 10% CDSC-free withdrawal privilege each year.  For an additional charge at an annualized rate of 0.10% of the Daily Net Assets of the Variable Account, the Contract Owner can withdraw an additional 5% of total purchase payments each year without incurring a CDSC.  This would allow the Contract Owner to withdraw a total of 15% of the total of all purchase payments each year free of CDSC.  Like the standard 10% CDSC-free privilege, this additional withdrawal benefit is non-cumulative.

This option also contains a disability waiver.  Nationwide will waive CDSC if a Contract Owner (or Annuitant if the contract is owned by a non-natural owner) is disabled after the contract is issued but before reaching age 65.  If this waiver becomes effective due to disability, no additional purchase payments may be made to the contract.

Nationwide may realize a profit from the charge assessed for this option.

10 Year and Disability Waiver

For an additional charge at an annualized rate of 0.05% of the Daily Net Assets of the Variable Account, the Contract Owner of a Tax Sheltered Annuity can purchase the 10 Year and Disability Waiver.  Under this option, Nationwide will waive CDSC if two conditions are met:

(1)	the Contract Owner has been the owner of the contract for 10 years; and

(2)	the Contract Owner has made regular payroll deferrals during the entire Contract Year for at least 5 of those 10 years.

This option also contains a disability waiver.  Nationwide will waive CDSC if the Contract Owner is disabled after the contract is issued but before reaching age 65.  If this waiver becomes effective due to disability, no additional purchase payments may be made to the contract.

Nationwide may realize a profit from the charge assessed for this option.

Hardship Waiver

For an additional charge at an annualized rate of 0.15% of the Daily Net Assets of the Variable Account, the Contract Owner of a Tax Sheltered Annuity can purchase the Hardship Waiver.  Under this option, Nationwide will waive CDSC if the Contract Owner experiences a hardship (as defined for purposes of Internal Revenue Code Section (401(k)).  The Contract Owner may be required to provide proof of hardship.

If this waiver becomes effective, no additional purchase payments may be made to the contract.

Nationwide may realize a profit from the charge assessed for this option.

Death Benefit Options

The following death benefit options are available with the contracts.  Not all of the death benefit options may be available in every state.  Nationwide may realize a profit from the charges assessed for these options.

For more information about the standard and optional death benefits, please see the "Death Benefit Payment" provision.

One-Year Enhanced Death Benefit with Long-Term Care/Nursing Home Waiver and Spousal Protection Option

Beginning January 2, 2001 (or a later date if state law requires), an applicant can elect the One-Year Enhanced Death Benefit with Long-Term Care/Nursing Home Waiver and Spousal Protection Option for an additional charge at an annualized rate of 0.15% of the Daily Net Assets of the Variable Account.

This death benefit option includes a Long-Term Care/Nursing Home Waiver and a Spousal Protection Feature, which, along with the specifics of this death benefit option, are discussed in the "Death Benefit Payment" provision.

One-Year Step Up Death Benefit Option

Until state approval is received for the One-Year Enhanced Death Benefit with Long-Term Care/Nursing Home Waiver and Spousal Protection Option, applicants can elect the One-Year Step Up Death Benefit Option for an additional charge at an annualized rate of 0.05% of the Daily Net Assets of the Variable Account.

This death benefit option includes a Long-Term Care/Nursing Home Waiver, which, along with the specifics of this death benefit option, is discussed in the "Death Benefit Payment" provision.

This death benefit option may be elected along with the 5% Enhanced Death Benefit Option, in which case the death benefit will be the greater of the two benefits.

Greater of One-Year or 5% Enhanced Death Benefit with Long-Term Care/Nursing Home Waiver and Spousal Protection Option

Beginning January 2, 2001 (or a later date if state law requires), an applicant can elect the Greater of One-Year or 5% Enhanced Death Benefit with Long-Term Care/Nursing Home Waiver and Spousal Protection Option for an additional charge at an annualized rate of 0.20% of the Daily Net Assets of the Variable Account.

This death benefit option includes a Long-Term Care/Nursing Home Waiver and a Spousal Protection Feature, which, along with the specifics of this death benefit option, are discussed in the "Death Benefit Payment" provision.

5% Enhanced Death Benefit Option

Until state approval is received for the Greater of One-Year or 5% Enhanced Death Benefit with Long-Term Care/Nursing Home Waiver and Spousal Protection Option, applicants can elect the 5% Enhanced Death Benefit Option for an additional charge at an annualized rate of 0.10% of the Daily Net Assets of the Variable Account.

This death benefit option includes a Long-Term Care/Nursing Home Waiver, which, along with the specifics of this death benefit option, is discussed in the "Death Benefit Payment" provision.

This death benefit option may be elected along with the One-Year Step Up Death Benefit Option, in which case the death benefit will be the greater of the two benefits.

Guaranteed Minimum Income Benefit Options

For contracts issued prior to May 1, 2003, the Contract Owner could have purchased one or both of the Guaranteed Minimum Income Benefit Options at the time of application.  If elected, Nationwide will deduct an additional charge at an annualized rate of 0.45% and/or 0.30% of the Daily Net Assets of the Variable Account, depending on the options chosen.  Nationwide may realize a profit from the charges assessed for these options.

Guaranteed Minimum Income Benefit options provide for a minimum guaranteed value that may replace the Contract Value as the amount to be annuitized under certain circumstances.  A Guaranteed Minimum Income Benefit may afford protection against unfavorable investment performance.

Extra Value Option

Applicants should be aware of the following prior to electing the Extra Value Option:

(1)	Nationwide may make a profit from the Extra Value Option charge.

(2)
Because the Extra Value Option charge will be assessed against the entire Contract Value for the first 7 Contract Years, Contract Owners who anticipate making additional purchase payments after the first Contract Year (which will not receive the extra value credit(s) but will be assessed the Extra Value Option charge) should carefully examine the Extra Value Option and consult their financial advisor regarding its desirability.

(3)
Nationwide may take back or "recapture" all or part of the amount credited under the Extra Value Option in the event of early surrenders, including revocation of the contract during the contractual free-look period.

(4)	If the market declines during the period that the extra value credit(s) is subject to recapture, the amount subject to recapture could decrease the amount of contract available for surrender.

(5)	The cost of the Extra Value Option and the recapture of the credits (in the event of a surrender) could exceed any benefit of receiving the Extra Value Option credits.

(6)
Under certain circumstances, Nationwide may restrict the allocation of purchase payments to the Fixed Account when the Contract Owner elects or has elected the Extra Value Option.  These restrictions may be imposed at Nationwide's discretion when economic conditions are such that Nationwide is unable to recoup the cost of providing the up-front Extra Value Option credits.

For an additional charge at an annualized rate of 0.45% of the Daily Net Assets of the Variable Account, the Contract Owner can purchase an Extra Value Option at the time of application.  Nationwide may reduce this charge.

Allocations made to the Fixed Account or to the Guaranteed Term Options for the first seven Contract Years will be assessed a fee of 0.45%.  Consequently, any guaranteed interest rate of return for assets in the Guaranteed Term Options or in the Fixed Account for the first seven Contract Years will be lowered by 0.45% due to the assessment of this charge.

In exchange, Nationwide will apply a credit of 3% of the purchase payment(s) made during the first 12 months the contract is in force.  This credit is funded from Nationwide’s General Account.  The amount credited will be allocated among the Sub-Accounts, the Fixed Account, and/or the Guaranteed Term Options in the same proportion that the purchase payment is allocated to the contract.

The option of electing the Extra Value Option allows prospective Contract Owners to choose between two different

Variable Account charge structures for the first seven years of the contract.

If the credit is elected and no additional contract options are elected, the total Variable Account charges under the contract will be an annualized rate of 1.40% of the Daily Net Assets of the Variable Account for the first seven years of the contract.  If the Extra Value Option is not elected, total Variable Account charges will be an annualized rate of 0.95% (assuming no other contract options are elected) of the Daily Net Assets of the Variable Account for the first seven years of the contract and thereafter.

Under these circumstances, the decision to elect or decline the Extra Value Option will depend primarily on whether the prospective Contract Owner believes it is more advantageous to have:

(a)	a 1.40% Variable Account charge for the first seven years of the contract, plus the Extra Value Option credit; or

(b)	a 0.95% Variable Account charge for the first seven years of the contract, without the Extra Value Option credit.

The following table demonstrates hypothetical rates of return for contracts with the Extra Value Option and no other optional benefits (total Variable Account charges of 1.40%) and contracts with no additional contract options (total Variable Account charges of 0.95%).  The figures are based upon:

(a)	a $100,000 initial purchase payment with no additional purchase payments;

(b)	the deduction of Variable Account charges at an annualized rate of 0.95% (base contract) and 1.40% (contract with only the Extra Value Option) of the Daily Net Assets of the Variable Account; and

(c)	an assumed annual rate of return before charges of 7.75% for all years for a period of 10 years.

7.75% Rate of Return

Contract Year	Base Contract (0.95% total asset charges)	Contract With Extra Value Option (1.40% total asset charges)
1	$106,727	$109,465
2	$113,906	$116,336
3	$121,568	$123,638
4	$129,745	$131,399
5	$138,472	$139,647
6	$147,787	$148,412
7	$157,728	$157,728
8	$168,337	$168,337
9	$179,661	$179,661
10	$191,746	$191,746

Generally, the higher the rate of return, the more advantageous the Extra Value Option becomes and vice versa.  The table above assumes no additional purchase payments are made to the contract after the first contract anniversary.  If subsequent purchase payments are made to the contract after the first contract anniversary (assuming a rate of return of 7.75%) the number of Contract Years needed to "break-even" increases in direct correlation with the amount of subsequent purchase payments made to the contract after the first contract anniversary.

Amounts credited to the contract in connection with the Extra Value Option may be recaptured if:

(a)	the Contract Owner elects to surrender the contract pursuant to the contractual free-look provisions; or

(b)	withdrawals that are subject to a CDSC are taken before the end of the seventh Contract Year.

If the contract is surrendered pursuant to the contractual free-look, Nationwide will recapture the full credited amount.  In certain states that require the return of purchase payments and for all contracts issued as Individual Retirement Annuities, upon the exercise of the contractual free look, the full amount will be recaptured, but under no circumstances will the amount returned be less than purchase payments made to the contracts.

After the free look period and before the seventh contract anniversary, any amounts withdrawn from the contract that are subject to a CDSC subjects a part of the amount credited to recapture.  For example, if a Contract Owner withdraws 13% of purchase payments made within the first Contract Year, 3% of the amount credited will be recaptured by Nationwide, since the Contract Owner may withdraw only 10% of purchase payments without a CDSC.  This means that the percentage of the amount credited to be recaptured will be determined by the percentage of total purchase payments reflected in the amount surrendered that is subject to CDSC.  The amount recaptured will be taken from the Sub-Accounts, the Fixed Account and/or the Guaranteed Term Options in the same proportion as allocated by the Contract Owner at the time of the withdrawal.

No amount credited will be subject to recapture if the withdrawal is not subject to a CDSC or if a distribution is taken as a result of death, annuitization, or to meet minimum distribution requirements under the Internal Revenue Code.

In addition, no recapture will take place after the seventh Contract Year.

After the end of the first seven Contract Years, the 0.45% charge for the Extra Value Option will no longer be assessed and the amount credited will be fully vested.

New York Recapture Provisions

For contracts issued in the State of New York, after the free look period and before the seventh contract anniversary, amounts credited under the contract may be recaptured whenever withdrawals are made that are subject to a CDSC in accordance with the following schedule:

Contract Years	(Extra Value Amount) Percentage of First Year Purchase Payments
1 and 2	3%
3,4 and 5	2%
6 and 7	1%
After year 7	0%

The percentage of the amount credited to be recaptured will be determined by the percentage of total purchase payments reflected in the amount surrendered that is subject to CDSC. The amount recaptured will be taken from the Sub-Accounts and the Fixed Account in the same proportion as allocated by the Contract Owner at the time of the withdrawal.

No amount credited will be subject to recapture if the withdrawal is not subject to a CDSC or if a distribution is taken as a result of death, annuitization, or to meet minimum distribution requirements under the Internal Revenue Code.  In addition, no recapture will take place after the seventh Contract Year.

Beneficiary Protector Option

For an additional charge at an annualized rate of 0.40% of the Daily Net Assets of the Variable Account, the Contract Owner may purchase a Beneficiary Protector Option.  Allocations made to the Fixed Account or to the Guaranteed Term Options will be assessed a fee of 0.40%.  Nationwide will also stop assessing this charge once the contract is annuitized.  Consequently, any guaranteed interest rate of return for assets in the Guaranteed Term Options or in the Fixed Account will be lowered by 0.40% due to the assessment of this charge.  Nationwide may realize a profit from the charge assessed for this option.

The Beneficiary Protector Option provides that upon the death of the Annuitant, in addition to any death benefit payable, Nationwide will credit an additional amount to the contract.  If the Beneficiary Protector Option is elected with a contract that also has spouses designated as Annuitant and co-Annuitant, the term Annuitant shall mean the person designated as the Annuitant on the application; the person designated as the co-Annuitant does not have any rights under this benefit unless the co-Annuitant is also the beneficiary.

The Beneficiary Protector Option is credited to the contract upon the death of the Annuitant.  Upon the death of the Annuitant, and after the Beneficiary Protector Option is credited to the contract, the beneficiary(ies) may:

(a)	take distribution of the contract in the form of the death benefit or required distributions as applicable; or

(b)	if the beneficiary is the deceased Annuitant’s surviving spouse, continue the contract as the new beneficial Contract Owner and subject to any mandatory distribution rules.

Once the credit is applied to the contract, the 0.40% charge for the credit will no longer be assessed.

The Beneficiary Protector Option is only available for contracts with Annuitants who are age 70 or younger at the time of election.

How Credits to the Contract are Calculated

If the Beneficiary Protector Option was elected at the time of application AND the Annuitant dies prior to the first contract anniversary after the Annuitant’s 85th birthday, then the amount credited to the contract will be equal to:

40% x Adjusted Earnings

Adjusted Earnings = (a) – (b) – (c); where:

a =	the Contract Value on the date the death benefit is calculated and prior to any death benefit calculation;

b =	purchase payments, proportionately adjusted for withdrawals; and

c =	any adjustment for a death benefit previously credited, proportionately adjusted for withdrawals.

The adjustment for amounts withdrawn will reduce purchase payments and any death benefit previously credited to the contract in the same proportion that the Contract Value was reduced on the date(s) of the partial withdrawal(s).

If the Beneficiary Protector Option was elected at any time after the contract issue date AND the Annuitant dies prior to the first contract anniversary after the Annuitant’s 85th birthday, then the amount credited to the contract will be equal to:

40% x Adjusted Earnings from the Date the Option is Elected

Adjusted Earnings from the Date the Option is Elected  = (a) – (b) – (c) – (d), where:

a =	Contract Value on the date the death benefit is calculated and prior to any death benefit calculation;

b =	the Contract Value on the date the option is elected, proportionately adjusted for withdrawals;

c =	purchase payments made after the option is elected, proportionately adjusted for withdrawals;

d =	any adjustment for a death benefit previously credited to the contract after the rider is elected, proportionately adjusted for withdrawals.

The adjustment for amounts withdrawn will reduce purchase payments and any death benefit previously credited to the contract in the same proportion that the Contract Value was reduced on the date(s) of the partial withdrawal(s).

If no benefits have been paid under this option by the first contract anniversary following the Annuitant’s 85th birthday, then:

(a)	Nationwide will credit an amount equal to 4% of the Contract Value on the contract anniversary to the contract;

(b)	the benefit will terminate and will no longer be in effect; and

(c)	the charge for the benefit will be eliminated, reducing charges by 0.40%.

How Amounts Are Credited

Any amounts credited to the contract pursuant to this option will be allocated among the Sub-Accounts of the Variable Account, the Fixed Account and the GTOs in the same proportion as each purchase payment is allocated to the contract on the date the credit is applied.

Capital Preservation Plus Option

The Capital Preservation Plus Option provides a "return of principal" guarantee over an elected period of time (3, 5, 7, or 10 years -- the "program period").  Effective May 1, 2011, the only CPP program period available is the 10-year CPP program period; CPP program periods of other durations that were elected prior to May 1, 2011 will continue unchanged to the end of the current CPP program period.  Contract Value at the end of the program period will be no less than Contract Value at the beginning of the period, regardless of market performance.  Note, however, that surrenders or contract charges that are deducted from the contract after this option is elected will reduce the value of the guarantee proportionally.

The guarantee is conditioned upon the allocation of Contract Value between two investment components:

1)	A Guaranteed Term Option corresponding to the length of the elected program period;

2)	Non-Guaranteed Term Option allocations, which consist of:

a)	the Fixed Account and certain underlying mutual funds that are available under the program. This investment component is allocated according to Contract Owner instructions; and

b)	if the Custom Portfolio Asset Rebalancing Service is available, one of the models available through that service.

If Contract Value is allocated to the Fixed Account and the Contract Owner subsequently elects the Capital Preservation Plus Option, the current Fixed Account interest rate guarantee period will terminate.  If such Contract Owner allocates all or part of the Non-Guaranteed Term Option component of the Capital Preservation Plus Option to the Fixed Account, the allocation will be credited interest at the then current Renewal Rate and a new Fixed Account interest rate guarantee period will begin.

In some state jurisdictions, Nationwide uses Target Term Options instead of Guaranteed Term Options in connection with the Capital Preservation Plus Option.  For all material purposes, Guaranteed Term Options and Target Term Options are the same.  Target Term Options are managed and administered identically to Guaranteed Term Options.  The distinction is that the interest rate associated with Target Term Options is not guaranteed as it is in Guaranteed Term Options.  However, because the options are managed and administered identically, the result to the investor is the same.  All references to Guaranteed Term Options in this "Capital Preservation Plus Option" provision will also mean Target Term Options (in applicable jurisdictions).  Please refer to the prospectus for the Guaranteed Term Options/Target Term Options for more information.

When the Capital Preservation Plus Option is elected, Nationwide will specify the percentage of the Contract Value that must be allocated to each of these two general components.  Generally, when interest rates are higher, a greater portion of the Contract Value will be made available for allocation among underlying mutual funds; when interest rates are lower, lesser portions may be made available for allocation among underlying mutual funds.  Also, longer program periods will typically permit greater allocations to the underlying mutual funds.  Other general economic factors and market conditions may affect these determinations as well.

Charges

The Capital Preservation Plus Option is provided for an additional charge at an annualized rate not to exceed 0.50% of the Daily Net Assets of the Variable Account.  This charge will be assessed against the Guaranteed Term Options through a reduction in credited interest rates (not to exceed 0.50%).  Nationwide may realize a profit from the charge assessed for this option.

All charges associated with the Capital Preservation Plus Option will remain the same for the duration of the program period.  When the program period ends or an elected Capital Preservation Plus Option is terminated, the charges associated with the option will no longer be assessed.

The Advantage of Capital Preservation Plus

Without electing the option, Contract Owners may be able to approximate (without replicating) the benefits of the Capital Preservation Plus Option.  To do this, Contract Owners would have to determine how much of their Contract Value would need to be allocated to a Guaranteed Term Option so that the amount at maturity (principal plus interest attributable to the Guaranteed Term Option allocation) would approximate the original total investment.  The balance of the Contract Value would be available to be allocated among underlying funds or the Fixed Account.  This represents an investment allocation strategy aimed at capital preservation.

Election of the Capital Preservation Plus Option, however, generally permits a higher percentage of the Contract Value to be allocated outside of the Guaranteed Term Options among underlying mutual funds and/or the Fixed Account.  This provides Contract Owners with a greater opportunity to benefit from market appreciation that is reflected in the underlying mutual fund performance, while preserving the return of principal guarantee.

Availability

The Capital Preservation Plus Option may only be elected at the time of application.

Conditions Associated with the Capital Preservation Plus Option

A Contract Owner with an outstanding loan may not elect the Capital Preservation Plus Option.

During the program period, the following conditions apply:

•	If surrenders or contract charges are deducted from the contract subsequent to electing this option, the value of the guarantee will be reduced proportionally.

•	Only one Capital Preservation Plus Option program may be in effect at any given time.

•	No new purchase payments may be applied to the contract.

•	Enhanced Rate Dollar Cost Averaging is not available as a Contract Owner service.

•	Nationwide will not permit loans to be taken from the contract.

•	No optional benefit that assesses a charge to the Guaranteed Term Options may be added to the contract.

•	If Capital Preservation Plus is elected when the contract is purchased, any Contract Value allocated to the Fixed Account when the contract is purchased will receive the New Money Rate.

•
If Capital Preservation Plus is elected after the contract is purchased, any Contract Value allocated to the Fixed Account will begin a new Fixed Account guaranteed period and will receive the current Renewal Rate.

•
If, while the Capital Preservation Plus Option is elected, the Annuitant dies and the Annuitant's spouse elects to continue the contract, the option will remain in effect and will continue until the end of the original program period.

•
If the contract is annuitized, surrendered, or liquidated for any reason prior to the end of the program period, all guarantees are terminated.  A market value adjustment may apply to amounts transferred from a Guaranteed Term Option due to annuitization.  A market value adjustment may apply to amounts surrendered or liquidated from a Guaranteed Term Option and the surrender will be subject to the CDSC provisions of the contract.

After the end of the program period, or after termination of the option, the above conditions will no longer apply.

Investments During the Program Period

When the option is elected and after Nationwide receives all required information, Nationwide will declare the amount of the Contract Value that is available for allocation to the Fixed Account and/or the available underlying mutual funds.  The remainder of the Contract Value must be allocated to a Guaranteed Term Option, the length of which corresponds to the length of the program period elected by the Contract Owner.

Nationwide makes only certain underlying mutual funds available when a Contract Owner elects the Capital Preservation Plus Option.  Nationwide selected the available underlying mutual funds on the basis of certain risk factors associated with the underlying mutual fund's investment objective.  The underlying mutual funds not made available in conjunction with the Capital Preservation Plus Option were excluded on the basis of similar risk considerations.

The Fixed Account and only the following underlying mutual funds are available when the Capital Preservation Plus Option is elected:

American Century Variable Portfolios II, Inc.
•	American Century VP Inflation Protection Fund: Class II
Dreyfus
•	Dreyfus Stock Index Fund, Inc.: Initial Shares
•	Dreyfus Variable Investment Fund – Appreciation Portfolio: Initial Shares
Fidelity Variable Insurance Products Fund
•	VIP Equity-Income Portfolio: Service Class
•	VIP Growth Portfolio: Service Class
•	VIP Mid Cap Portfolio: Service Class
Franklin Templeton Variable Insurance Products Trust
•	Franklin Income Securities Fund: Class 2
Ivy Funds Variable Insurance Portfolios, Inc.
•	Asset Strategy
Janus Aspen Series
•	Forty Portfolio: Service Shares
MFS® Variable Insurance Trust
•	MFS Value Series: Service Class
Nationwide Variable Insurance Trust
•	American Funds NVIT Asset Allocation Fund: Class II
•	American Funds NVIT Bond Fund: Class II
•	American Funds NVIT Growth Fund: Class II
•	NVIT Cardinal(SM) Aggressive Fund: Class II
•	NVIT Cardinal(SM) Balanced Fund: Class II
•	NVIT Cardinal(SM) Capital Appreciation Fund: Class II
•	NVIT Cardinal(SM) Conservative Fund: Class II
•	NVIT Cardinal(SM) Moderate Fund: Class II
•	NVIT Cardinal(SM) Moderately Aggressive Fund: Class II
•	NVIT Cardinal(SM) Moderately Conservative Fund: Class II
•	NVIT Government Bond Fund: Class I
•	NVIT Investor Destinations Funds:
➢	NVIT Investor Destinations Conservative Fund: Class II
➢	NVIT Investor Destinations Moderately Conservative Fund: Class II
➢	NVIT Investor Destinations Balanced Fund: Class II
➢	NVIT Investor Destinations Moderate Fund: Class II
➢	NVIT Investor Destinations Capital Appreciation Fund: Class II
➢	NVIT Investor Destinations Moderately Aggressive Fund: Class II
➢	NVIT Investor Destinations Aggressive Fund: Class II
•	NVIT Mid Cap Index Fund: Class I
•	NVIT Money Market Fund: Class I
•	NVIT Multi-Manager Large Cap Growth Fund: Class I
•	NVIT Multi-Manager Mid Cap Growth Fund: Class I
•	NVIT Multi-Manager Mid Cap Value Fund: Class II
•	NVIT Nationwide Fund: Class I
•	NVIT Short Term Bond Fund: Class II
•	Van Kampen NVIT Comstock Value Fund: Class I
Oppenheimer Variable Account Funds
•	Oppenheimer Main Street Fund®/VA: Non-Service Shares

The following underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2012:

Neuberger Berman Advisers Management Trust
•	AMT Short Duration Bond Portfolio: I Class

The following underlying mutual funds are only available in contracts for which good order applications were received before May 1, 2008:

Federated Insurance Series
•	Federated Quality Bond Fund II: Primary Shares
Neuberger Berman Advisers Management Trust
•	AMT Socially Responsive Portfolio: I Class

The following underlying mutual funds are only available in contracts for which good order applications were received before May 1, 2006:

American Century Variable Portfolios, Inc.
•	American Century VP Income & Growth Fund: Class I
Fidelity Variable Insurance Products Fund
•	VIP Value Strategies Portfolio: Service Class

Election of the Capital Preservation Plus Option will not be effective unless and until Nationwide receives Sub-Account allocation instructions based on the preceding list of available underlying mutual funds.  Allocations to underlying mutual funds other than those listed above are not permitted during the program period.

Nationwide reserves the right to modify the list of available underlying mutual funds upon written notice to Contract Owners.  If an underlying mutual fund is deleted from the list of available underlying mutual funds, such deletion will not affect Capital Preservation Plus Option programs already in effect.

Surrenders During the Program Period

If, during the program period, the Contract Owner takes a surrender, Nationwide will surrender Accumulation Units from the Sub-Accounts and an amount from the Fixed Account and Guaranteed Term Options.  The amount withdrawn from each investment option will be in proportion to the value in each option at the time of the surrender request, unless Nationwide is instructed otherwise.  Surrenders may not be taken exclusively from the Guaranteed Term Option.  In conjunction with the surrender, the value of the guarantee will be adjusted proportionally.  A market value adjustment may apply to amounts surrendered from Guaranteed Term Options and the surrender will be subject to the CDSC provisions of the contract.

Transfers During the Program Period

Transfers to and from the Guaranteed Term Option are not permitted during the program period.

Transfers between the Fixed Account and the Variable Account, and among Sub-Accounts are subject to the terms and conditions in the "Transfers Prior to Annuitization" provision.  During the program period, transfers to underlying mutual funds that are not included in the Capital Preservation Plus Option program are not permitted.

Terminating the Capital Preservation Plus Option

Once elected, the Capital Preservation Plus Option cannot be revoked, except as provided below.

If the Contract Owner elected a program period matching a 7-year Guaranteed Term Option, upon reaching the 5th anniversary of the program, the Contract Owner may terminate the Capital Preservation Plus Option.  Any termination instructions must be received at the Service Center within 60 days after the option's 5th anniversary.

If the Contract Owner elected a program period matching a 10-year Guaranteed Term Option, upon reaching the 7th anniversary of the program, the Contract Owner may terminate the Capital Preservation Plus Option.  Any termination instructions must be received at the Service Center within 60 days after the option's 7th anniversary.

If the Contract Owner terminates the Capital Preservation Plus Option as described above, the charges associated with the option will no longer be assessed, all guarantees associated with the option will terminate, the contract's investment allocations will remain the same as when the program was in effect (unless Nationwide is instructed otherwise), and all conditions associated with the Capital Preservation Plus Option are removed.

Fulfilling the Return of Principal Guarantee

At the end of the program period, if the Contract Value is less than the guaranteed amount, Nationwide will credit an amount to the contract so that the Contract Value equals the guaranteed amount.  Amounts credited under this option are considered, for purposes of other benefits under this contract, earnings, not purchase payments.  If the Contract Owner does not elect to begin a new Capital Preservation Plus Option program, the amount previously allocated to the Guaranteed Term Option and any amounts credited under the guarantee will be allocated to the money market Sub-Account.

Election of a New Capital Preservation Plus Option

At the end of any program period or after terminating a Capital Preservation Plus Option, the Contract Owner may elect to participate in a new Capital Preservation Plus Option program at the charges, rates and allocation percentages in effect at that point in time.  Nationwide will communicate the ensuing CPP program period end to the Contract Owner approximately 75 days before the end of the period and this notice will include a list of the limited investment options available.  If the Contract Owner elects to participate in a new program, such election and complete instructions must be received by Nationwide within 60 days after the end of the preceding program period or within 60 days of the program termination, whichever is applicable.

Removal of Variable Account Charges

For certain optional benefits, a charge is assessed only for a specified period of time.  To remove a Variable Account charge at the end of the specified charge period, Nationwide systematically re-rates the contract.  This re-rating results in lower contract charges, but no change in Contract Value or any other contractual benefit.

Re-rating involves two steps: (1) the adjustment of contract expenses, and (2) the adjustment of the number of units in the contract.

The first step, the adjustment of contract expenses, involves removing the charge from the unit value calculation.  For example, on a contract where the only optional benefit elected is the Extra Value Option, the Variable Account value will be calculated using unit values with Variable Account charges of 1.40% for the first 7 Contract Years.  At the end of that period, the contract will be re-rated, and the 0.45% charge associated with the Extra Value Option will be removed.  From that point on, the Variable Account value will be calculated using the unit values with Variable Account charges at 0.95%.  Thus, the Extra Value Option charge is no longer included in the daily Sub-Account valuation for the contract.

The second step of the re-rating process, the adjustment of the number of units in the contract, is necessary in order to keep the re-rating process from altering the Contract Value.  Generally, for any given Sub-Account, the higher the Variable Account charges, the lower the unit value, and vice versa.  For example, Sub-Account X with charges of 1.40% will have a lower unit value than Sub-Account X with charges of 0.95% (higher expenses result in lower unit values).  When, upon re-rating, the unit values used in calculating Variable Account value are dropped from the higher expense level to the lower expense level, the higher unit values will cause an incidental increase in the Contract Value.  In order to avoid this incidental increase, Nationwide adjusts the number of units in the contract down so that the Contract Value after the re-rating is the same as the Contract Value before the re-rating.

Contract Ownership

The Contract Owner has all rights under the contract.  Purchasers who name someone other than themselves as the Contract Owner will have no rights under the contract.

Contract Owners of Non-Qualified Contracts may name a new Contract Owner at any time before the Annuitization Date.  Any change of Contract Owner automatically revokes any prior Contract Owner designation.  Changes in contract ownership may result in federal income taxation and may be subject to state and federal gift taxes.

A change in contract ownership must be submitted in writing and recorded at the Service Center.  Once recorded, the change will be effective as of the date signed.  However, the change will not affect any payments made or actions taken by Nationwide before the change was recorded.  No change will be effective unless and until it is received and recorded at the Service Center.  The Contract Owner may also request a change in the Annuitant, contingent Annuitant, contingent owner, beneficiary, or contingent beneficiary before the Annuitization Date.  These changes must be:

•	on a Nationwide form;

•	signed by the Contract Owner; and

•	received at the Service Center before the Annuitization Date.

Nationwide may reject changes to the parties named in the contract if the risk originally assumed by Nationwide in issuing the contract is materially altered.  The risk originally assumed by Nationwide may have been materially altered if: information provided by the Contract Owner is materially false, misleading or incomplete; if the result of the change is to transfer rights or benefits to an institutional investor; the change results in the same owner attempting to use a series of Nationwide contracts and name different Annuitants; or when the change results in the contract being used along with other Nationwide contracts to cover a single life.  Should Nationwide discover that the changes are being used for such purposes, Nationwide may rescind the contract and return the Contract Value, less any market value adjustment.

Nationwide must review and approve any change requests.  If the Contract Owner is not a natural person and there is a change of the Annuitant, distributions will be made as if the Contract Owner died at the time of the change.

On the Annuitization Date, the Annuitant will become the Contract Owner, unless the Contract Owner is a Charitable Remainder Trust.

Joint Ownership

Joint owners each own an undivided interest in the contract.

Contract Owners can name a joint owner at any time before annuitization subject to the following conditions:

•	joint owners can only be named for Non-Qualified Contracts;

•	joint owners must be spouses at the time joint ownership is requested, unless state law requires Nationwide to allow non-spousal joint owners;

•	the exercise of any ownership right in the contract will generally require a written request signed by both joint owners;

•	an election in writing signed by both Contract Owners must be made to authorize Nationwide to allow the exercise of ownership rights independently by either joint owner; and

•	Nationwide will not be liable for any loss, liability, cost, or expense for acting in accordance with the instructions of either joint owner.

Contingent Ownership

The contingent owner is entitled to certain benefits under the contract if a Contract Owner who is not the Annuitant dies before the Annuitization Date, and there is no surviving joint owner.

The Contract Owner may name or change a contingent owner at any time before the Annuitization Date.  To change the contingent owner, a written request must be submitted to the Service Center.  Once Nationwide has recorded the change, it will be effective as of the date it was signed, whether or not the Contract Owner was living at the time it was recorded.  The change will not affect any action taken by Nationwide before the change was recorded.

Annuitant

The Annuitant is the person who will receive annuity payments and upon whose continuation of life any annuity payment involving life contingencies depends.  This person must be age 85 or younger at the time of contract issuance unless Nationwide approves a request for an Annuitant of greater age.  The Annuitant may be changed before the Annuitization Date with Nationwide’s consent.

Beneficiary and Contingent Beneficiary

The beneficiary is the person who is entitled to the death benefit if the Annuitant dies before the Annuitization Date and there is no contingent Annuitant.  The Contract Owner can name more than one beneficiary.  Multiple beneficiaries will share the death benefit equally, unless otherwise specified.

The Contract Owner may change the beneficiary or contingent beneficiary during the Annuitant’s lifetime by submitting a written request to the Service Center.  Once recorded, the change will be effective as of the date it was signed, whether or not the Annuitant was living at the time it was recorded.  The change will not affect any action taken by Nationwide before the change was recorded.

Operation of the Contract

Minimum Initial and Subsequent Purchase Payments

Contract Type	Minimum Initial Purchase Payment	Minimum Subsequent Payments
Charitable Remainder Trust	$15,000	$1,000
IRA	$15,000	$1,000
Investment-only	$15,000	$1,000
Non-Qualified	$15,000	$1,000
Roth IRA	$15,000	$1,000
SEP IRA	$15,000	$1,000
Simple IRA	$15,000	$1,000
Tax Sheltered Annuity*	$15,000	$1,000

*  Only available for individual 403(b) Tax Sheltered Annuity contracts subject to ERISA and certain state Optional Retirement Plans and/or Programs that have purchased at least one individual annuity contract issued by Nationwide prior to September 25, 2007.

Some states have different minimum initial and subsequent purchase payment amounts, and subsequent purchase payments may not be permitted in all states.  If the Contract Owner elects the Reduced Purchase Payment Option, minimum initial and subsequent purchase payments will be reduced accordingly.

If the Contract Owner elects the Extra Value Option, amounts credited to the contract may not be used to meet the minimum initial and subsequent purchase payment requirements.

The cumulative total of all purchase payments under contracts issued by Nationwide on the life of any one Annuitant or owned by any one Contract Owner cannot exceed $1,000,000 without Nationwide’s prior consent.  Any references in this prospectus to purchase payment amounts in excess of $1,000,000 are assumed to have been approved by Nationwide.

Nationwide prohibits subsequent purchase payments made after death of the Contract Owner(s), the Annuitant or co-Annuitant. If upon notification of death of the Contract Owner(s), the Annuitant or co-Annuitant, it is determined that death occurred prior to a subsequent purchase payment being made, Nationwide reserves the right to return the purchase payment subject to investment performance.

Guaranteed Term Options

Guaranteed Term Options are separate investment options under the contract.  The minimum amount that may be allocated to a Guaranteed Term Option is $1,000.

Pricing

Initial purchase payments allocated to Sub-Accounts will be priced at the Accumulation Unit value determined no later than 2 business days after receipt of an order to purchase if the application and all necessary information are complete and are received at the Service Center.  If the application is not complete, Nationwide may retain a purchase payment for up to 5 business days while attempting to complete it.  If the application is not completed within 5 business days after receipt at the Service Center, the prospective purchaser will be informed of the reason for the delay.  The purchase payment will be returned unless the prospective purchaser specifically consents to allow Nationwide to hold the purchase payment until the application is completed.

Subsequent purchase payments will be priced based on the next available Accumulation Unit value after the payment is received at the Service Center. The cumulative total of all purchase payments under contracts issued by Nationwide on the life of any one Annuitant or owned by any one Contract Owner cannot exceed $1,000,000 without Nationwide’s prior consent.  Any references in this prospectus to purchase payment amounts in excess of $1,000,000 are assumed to have been approved by Nationwide. If a subsequent purchase payment is received at the Service Center (along with all necessary information) after the close of the New York Stock Exchange, it will be priced at the Accumulation Unit value determined on the following Valuation Date.

Except on the days listed below and on weekends, purchase payments, transfers, and surrenders are priced every day.

Purchase payments will not be priced when the New York Stock Exchange is closed or on the following nationally recognized holidays:

• New Year’s Day	• Independence Day
• Martin Luther King, Jr. Day	• Labor Day
• Presidents’ Day	• Thanksgiving
• Good Friday	• Christmas
• Memorial Day

Nationwide also will not price purchase payments if:

(1)	trading on the New York Stock Exchange is restricted;

(2)	an emergency exists making disposal or valuation of securities held in the Variable Account impracticable; or

(3)	the SEC, by order, permits a suspension or postponement for the protection of security holders.

Rules and regulations of the SEC will govern as to when the conditions described in (2) and (3) exist.  If Nationwide is closed on days when the New York Stock Exchange is open, Contract Value may change and Contract Owners will not have access to their accounts.

Allocation of Purchase Payments

Nationwide allocates purchase payments to Sub-Accounts, the Fixed Account, and/or Guaranteed Term Options as instructed by the Contract Owner on the application.  Shares of the underlying mutual funds allocated to the Sub-Accounts are purchased at Net Asset Value, then converted into Accumulation Units.  Nationwide reserves the right to limit or refuse purchase payments allocated to the Fixed Account at its sole discretion.

Contract Owners can change allocations or make exchanges among the Sub-Accounts, Fixed Account or Guaranteed Term Options after the time of application by submitting a written request to the Service Center.  However, no change may be made that would result in an amount less than 1% of the purchase payments being allocated to any Sub-Account.  Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

Determining the Contract Value

The Contract Value is the sum of:

(1)	the value of amounts allocated to the Sub-Accounts of the Variable Account; and

(2)	amounts allocated to the Fixed Account; and

(3)	amounts allocated to a Guaranteed Term Option.

If part or all of the Contract Value is surrendered, or charges are assessed against the whole Contract Value, Nationwide will deduct a proportionate amount from each Sub-Account, the Fixed Account and any Guaranteed Term Option based on current cash values.

Determining Variable Account Value – Valuing an Accumulation Unit

Purchase payments or transfers allocated to Sub-Accounts are accounted for in Accumulation Units.  Accumulation Unit values (for each Sub-Account) are determined by calculating the net investment factor for the underlying mutual funds for the current Valuation Period and multiplying that result with the Accumulation Unit values determined on the previous Valuation Period.

Nationwide uses the net investment factor as a way to calculate the investment performance of a Sub-Account from Valuation Period to Valuation Period.  For each Sub-Account, the net investment factor shows the investment performance of the underlying mutual fund in which a particular Sub-Account invests, including the charges assessed against that Sub-Account for a Valuation Period.

The net investment factor for any particular Sub-Account is determined by dividing (a) by (b), and then subtracting (c) from the result, where:

(a)	is the sum of:

(1)	the Net Asset Value of the underlying mutual fund as of the end of the current Valuation Period; and

(2)	the per share amount of any dividend or income distributions made by the underlying mutual fund (if the date of the dividend or income distribution occurs during the current Valuation Period).

(b)	is the Net Asset Value of the underlying mutual fund determined as of the end of the preceding Valuation Period.

(c)
is a factor representing the daily Variable Account charges, which may include charges for optional benefits chosen by the Contract Owner.  The factor is equal to an annualized rate ranging from 0.95% to 3.95% of the Daily Net Assets of the Variable Account, depending on which contract features the Contract Owner chooses.

Based on the change in the net investment factor, the value of an Accumulation Unit may increase or decrease.  Changes in the net investment factor may not be directly proportional to changes in the Net Asset Value of the underlying mutual fund shares because of the deduction of Variable Account charges.

Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.

Determining Fixed Account Value

Nationwide determines the value of the Fixed Account by:

(1)	adding all amounts allocated to the Fixed Account, minus amounts previously transferred or withdrawn;

(2)	adding any interest earned on the amounts allocated; and

(3)	subtracting charges deducted in accordance with the contract.

Determining the Guaranteed Term Option Value

Nationwide determines the value of a Guaranteed Term Option by:

(1)	adding all amounts allocated to any Guaranteed Term Option, minus amounts previously transferred or withdrawn (which may be subject to a market value adjustment);

(2)	adding any interest earned on the amounts allocated to any Guaranteed Term Option; and

(3)	subtracting charges deducted in accordance with the contract.

Transfers Prior to Annuitization

Transfers from the Fixed Account to the Variable Account or a Guaranteed Term Option

Contract Owners may request to have Fixed Account allocations transferred to the Variable Account or to a Guaranteed Term Option only upon reaching the end of an interest rate guarantee period.  Normally, Nationwide will permit 100% of such Fixed Account allocations to be transferred to the Variable Account or a Guaranteed Term Option; however Nationwide may, under certain economic conditions and at its discretion, limit the maximum transferable amount.  Under no circumstances will the maximum transferable amount be less than 10% of the Fixed

Account allocation reaching the end of an interest rate guarantee period.  Transfers of the Fixed Account allocations must be made within 45 days after reaching the end of an interest rate guarantee period.

Contract Owners who use dollar cost averaging may transfer from the Fixed Account to the Variable Account (but not to Guaranteed Term Options) under the terms of that program (see "Dollar Cost Averaging").

If there is Contract Value allocated to the Fixed Account at the time the Capital Preservation Plus Option is elected, the Fixed Account interest rate guarantee period will end and that Contract Value may be transferred according to the terms of the option elected.

Transfers to the Fixed Account

Contract Owners may request to have Variable Account allocations transferred to the Fixed Account at any time.  Normally, Nationwide will not restrict transfers from the Variable Account to the Fixed Account; however, Nationwide may establish a maximum transfer limit from the Variable Account to the Fixed Account.  Except as noted below, the transfer limit will not be less than 10% of the current value of the Variable Account, less any transfers made in the 12 months preceding the date the transfer is requested, but not including transfers made prior to the imposition of the transfer limit.  However, where permitted by state law, Nationwide reserves the right to refuse transfers or purchase payments to the Fixed Account (whether from the Variable Account or a Guaranteed Term Option) at its sole discretion.  Generally, Nationwide will invoke this right when interest rates are low by historical standards.

Transfers from a Guaranteed Term Option

Transfers from a Guaranteed Term Option prior to maturity are subject to a market value adjustment.

Transfers Among the Sub-Accounts

A Contract Owner may request to transfer allocations among the Sub-Accounts at any time, subject to terms and conditions imposed by this prospectus and the underlying mutual funds.

Transfers After Annuitization

After annuitization, transfers may only be made on the anniversary of the Annuitization Date.  Guaranteed Term Options are not available after annuitization.

Transfer Requests

Contract Owners may submit transfer requests in writing, over the telephone, or via the Internet to the Service Center.  Nationwide will use reasonable procedures to confirm that instructions are genuine and will not be liable for following instructions that it reasonably determined to be genuine.  Nationwide may restrict or withdraw the telephone and/or Internet transfer privilege at any time.

Generally, Sub-Account transfers will receive the Accumulation Unit value next computed after the transfer request is received at the Service Center.  However, if a contract that is limited to submitting transfer requests via U.S. mail submits a transfer request via internet or telephone pursuant to Nationwide's one-day delay policy, the transfer will be executed on the next Valuation Date after the exchange request is received at the Service Center (see "Managers of Multiple Contracts").

Interest Rate Guarantee Period

The interest rate guarantee period is the period of time that the Fixed Account interest rate is guaranteed to remain the same.  Within 45 days of the end of an interest rate guarantee period, transfers may be made from the Fixed Account to the Variable Account or to the Guaranteed Term Options.  Nationwide will determine the amount that may be transferred and will declare this amount at the end of the guarantee period.  This amount will not be less than 10% of the amount in the Fixed Account that is maturing.

For new purchase payments allocated to the Fixed Account, or transfers to the Fixed Account from the Variable Account or a Guaranteed Term Option, this period begins on the date of deposit or transfer and ends on the one year anniversary of the deposit or transfer.  The guaranteed interest rate period may last for up to 3 months beyond the 1-year anniversary because guaranteed terms end on the last day of a calendar quarter.

The interest rate guarantee period does not in any way refer to interest rate crediting practices connected with Guaranteed Term Options.

During an interest rate guarantee period, transfers cannot be made from the Fixed Account, and amounts transferred to the Fixed Account must remain on deposit.

Transfer Restrictions

Neither the contracts described in this prospectus nor the underlying mutual funds are designed to support active trading strategies that require frequent movement between or among Sub-Accounts (sometimes referred to as "market-timing" or "short-term trading").  A Contract Owner who intends to use an active trading strategy should consult his/her registered representative and request information on other Nationwide variable annuity contracts that offer underlying mutual funds that are designed specifically to support active trading strategies.

Nationwide discourages (and will take action to deter) short-term trading in this contract because the frequent movement between or among Sub-Accounts may negatively impact other investors in the contract.  Short-term trading can result in:

•	the dilution of the value of the investors’ interests in the underlying mutual fund;

•
underlying mutual fund managers taking actions that negatively impact performance (keeping a larger portion of the underlying mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

•	increased administrative costs due to frequent purchases and redemptions.

To protect investors in this contract from the negative impact of these practices, Nationwide has implemented, or reserves the right to implement, several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies. Nationwide makes no assurances that all risks associated with short-term trading will be completely eliminated by these processes and/or restrictions.

Nationwide cannot guarantee that its attempts to deter active trading strategies will be successful.  If we are unable to deter active trading strategies, the performance of the Sub-Accounts that are actively traded may be adversely impacted.

Redemption Fees

Some underlying mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to the Sub-Account.  The fee is assessed against the amount transferred and is paid to the underlying mutual fund.  Redemption fees compensate the underlying mutual fund for any negative impact on fund performance resulting from short-term trading.  For more information on short-term trading fees, please see the "Short-Term Trading Fees" provision.

U.S. Mail Restrictions

Nationwide monitors transfer activity in order to identify those who may be engaged in harmful trading practices.  Transaction reports are produced and examined.  Generally, a contract may appear on these reports if the Contract Owner (or a third party acting on their behalf) engages in a certain number of "transfer events" in a given period.  A "transfer event" is any transfer, or combination of transfers, occurring on a given trading day (Valuation Period).  For example, if a Contract Owner executes multiple transfers involving 10 underlying mutual funds in one day, this counts as one transfer event.  A single transfer occurring on a given trading day and involving only 2 underlying mutual funds (or one underlying mutual fund if the transfer is made to or from the Fixed Account or a Guaranteed Term Option) will also count as one transfer event.

As a result of this monitoring process, Nationwide may restrict the method of communication by which transfer orders will be accepted.  In general, Nationwide will adhere to the following guidelines:

Trading Behavior	Nationwide's Response
6 or more transfer events in one calendar quarter
Nationwide will mail a letter to the Contract Owner notifying them that:

(1) they have been identified as engaging in harmful trading practices; and

(2) if their transfer events exceed 11 in 2 consecutive calendar quarters or 20 in one calendar year, the Contract Owner will be limited to submitting transfer requests via U.S. mail on a Nationwide issued form.

More than 11 transfer events in 2 consecutive calendar quarters OR More than 20 transfer events in one calendar year	Nationwide will automatically limit the Contract Owner to submitting transfer requests via U.S. mail on a Nationwide issued form.

For purposes of Nationwide's transfer policy, U.S. mail includes standard U.S. mail, overnight U.S. mail, and overnight delivery via private carrier.

Each January 1st, Nationwide will start the monitoring anew, so that each contract starts with 0 transfer events each January 1.  See, however, the "Other Restrictions" provision below.

Managers of Multiple Contracts

Some investment advisors/representatives manage the assets of multiple Nationwide contracts pursuant to trading authority granted or conveyed by multiple Contract Owners.  These multi-contract advisors will generally be required by Nationwide to submit all transfer requests via U.S. mail.

Nationwide may, as an administrative practice, implement a "one-day delay" program for these multi-contract advisors,

which they can use in addition to or in lieu of submitting transfer requests via U.S. mail.  The one-day delay option permits multi-contract advisors to continue to submit transfer requests via the internet or telephone.  However, transfer requests submitted by multi-contract advisors via the internet or telephone will not receive the next available Accumulation

Unit value.  Rather, they will receive the Accumulation Unit value that is calculated on the following business day.  Transfer requests submitted under the one-day delay program are irrevocable.  Multi-contract advisors will receive advance notice of being subject to the one-day delay program.

Other Restrictions

Contract Owners that are required to submit transfer requests via U.S. mail will be required to use a Nationwide issued form for their transfer request.  Nationwide will refuse transfer requests that either do not use the Nationwide issued form for their transfer request or fail to provide accurate and complete information on their transfer request form.  In the event that a Contract Owner’s transfer request is refused by Nationwide, they will receive notice in writing by U.S. Mail and will be required to resubmit their transfer request on a Nationwide issued form.

Nationwide reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect Contract Owners, Annuitants, and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Contract Owners (or third parties acting on their behalf).  In particular, trading strategies designed to avoid or take advantage of Nationwide's monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by Nationwide to constitute harmful trading practices, may be restricted.

Any restrictions that Nationwide implements will be applied consistently and uniformly.

Underlying Mutual Fund Restrictions and Prohibitions

Pursuant to regulations adopted by the SEC, Nationwide is required to enter into written agreements with the underlying mutual funds which allow the underlying mutual funds to:

(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any Nationwide Contract Owner;

(2)	request the amounts and dates of any purchase, redemption, transfer or exchange request ("transaction information"); and

(3)
instruct Nationwide to restrict or prohibit further purchases or exchanges by Contract Owners that violate policies established by the underlying mutual fund (whose policies may be more restrictive than Nationwide’s policies).

Nationwide is required to provide such transaction information to the underlying mutual funds upon their request.  In addition, Nationwide is required to restrict or prohibit further purchases or exchange requests upon instruction from the underlying mutual fund.  Nationwide and any affected Contract Owner may not have advance notice of such instructions from an underlying mutual fund to restrict or prohibit further purchases or exchange requests.  If an underlying mutual fund refuses to accept a purchase or exchange request submitted by Nationwide, Nationwide will keep any affected Contract Owner in their current underlying mutual fund allocation.

Right to Examine and Cancel

If the Contract Owner elects to cancel the contract, he/she may return it to the Service Center within a certain period of time known as the "free look" period.  Depending on the state in which the contract was purchased (and, in some states, if the contract is purchased as a replacement for another annuity contract), the free look period may be 10 days or longer.  For ease of administration, Nationwide will honor any free look cancellation that is received at the Service Center or postmarked within 30 days after the contract issue date.  The contract issue date is the date the initial purchase payment is applied to the contract.

If the Contract Owner elects to cancel the contract pursuant to the free look provision, where required by law, Nationwide will return the greater of the Contract Value or the amount of purchase payment(s) applied during the free look period, less any withdrawals from the contract and applicable federal and state income tax withholding.  Otherwise, Nationwide will return the Contract Value, less any withdrawals from the contract and applicable federal and state income tax withholding.

Where state law requires the return of purchase payments upon cancellation of the contract during the free look period, Nationwide will allocate initial purchase payments allocated to Sub-Accounts to the money market Sub-Account during the free look period.  After the free look period, Nationwide will reallocate the Contract Value among the Sub-Accounts based on the instructions contained on the application.  Where state law requires the return of Contract Value upon cancellation of the contract during the free look period, Nationwide will immediately allocate initial purchase payments to the investment options based on the instructions contained on the application.

Liability of the Variable Account under this provision is limited to the Contract Value in each Sub-Account on the date of revocation.  Any additional amounts refunded to the Contract Owner will be paid by Nationwide.

Surrender (Redemption) Prior to Annuitization

Contract Owners may surrender some or all of their Contract Value before the earlier of the Annuitization Date or the Annuitant’s death.  Surrender requests must be submitted in writing to the Service Center and Nationwide may require additional information.  When taking a full surrender, the contract must accompany the written request.  Nationwide may require a signature guarantee.

If the Extra Value Option has been elected, and the amount withdrawn is subject to a CDSC, then for the first seven Contract Years only, a portion of the amount credited under the Extra Value Option may be recaptured.  No recapture will take place after the seventh Contract Year.  The amount credited will not, however, be subject to recapture if a withdrawal not subject to the CDSC is being made (see "Extra Value Option").

Nationwide will pay any amounts surrendered from the Sub-Accounts within 7 days after the request is received at the Service Center.  However, Nationwide may suspend or postpone payment when it is unable to price a purchase payment or transfer (See "Pricing").  Nationwide is required by state law to reserve the right to postpone payment of assets in the Fixed Account for a period of up to six months from the date of the surrender request.

Surrenders from the contract may be subject to federal income tax and/or a penalty tax.  See "Federal Income Taxes" in Appendix C.

Partial Surrenders (Partial Redemptions)

Nationwide will surrender Accumulation Units from the Sub-Accounts and an amount from the Fixed Account and Guaranteed Term Options.  The amount withdrawn from each investment option will be in proportion to the value in each option at the time of the surrender request.

A CDSC may apply.  The Contract Owner may take the CDSC from either:

(a)	the amount requested; or

(b)	the Contract Value remaining after the Contract Owner has received the amount requested.

If the Contract Owner does not make a specific election, any applicable CDSC will be taken from the Contract Value remaining after the Contract Owner has received the amount requested.

The CDSC deducted is a percentage of the amount requested by the Contract Owner.  Amounts deducted for CDSC are not subject to subsequent CDSC.

Partial Surrenders to Pay Investment Advisory Fees

Some Contract Owners utilize an investment advisor(s) to manage their assets, for which the investment adviser assesses a fee.  Investment advisors are not endorsed or affiliated with Nationwide and Nationwide makes no representation as to their qualifications.  The fees for these investment advisory services are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus.  Some Contract Owners authorize their investment advisor to take a partial surrender(s) from the contract in order to collect investment advisory fees.  Surrenders taken from this contract to pay advisory or investment management fees are subject to the CDSC provisions of the contract and may be subject to income tax and/or tax penalties.

Full Surrenders (Full Redemptions)

The Contract Value upon full surrender may be more or less than the total of all purchase payments made to the contract.  The Contract Value will reflect:

•	Variable Account charges;

•	underlying mutual fund charges;

•	the investment performance of the underlying mutual funds;

•	any recapture of extra value credit;

•	any outstanding loan balance plus accrued interest;

•	amounts allocated to the Fixed Account and any interest credited; and

•	any amounts allocated to the Guaranteed Term Options plus or minus any market value adjustment.

A CDSC may apply.

Surrenders Under a Tax Sheltered Annuity

Contract Owners of a Tax Sheltered Annuity may surrender part or all of their Contract Value before the earlier of the Annuitization Date or the Annuitant’s death, except as provided below:

(A)
Contract Value attributable to contributions made under a qualified cash or deferred arrangement (within the meaning of Internal Revenue Code Section 402(g)(3)(A)), a salary reduction agreement (within the meaning of Internal Revenue Code Section 402(g)(3)(C)), or transfers from a Custodial Account (described in Section 403(b)(7) of the Internal Revenue Code), may be surrendered only:

(1)	when the Contract Owner reaches age 59½, separates from service, dies, or becomes disabled (within the meaning of Internal Revenue Code Section 72(m)(7)); or

(2)
in the case of hardship (as defined for purposes of Internal Revenue Code Section 401(k)), provided that any such hardship surrender may not include any income earned on salary reduction contributions.

(B)	The surrender limitations described in Section A also apply to:

(1)	salary reduction contributions to Tax Sheltered Annuities made for plan years beginning after December 31, 1988;

(2)	earnings credited to such contracts after the last plan year beginning before January 1, 1989, on amounts attributable to salary reduction contributions; and

(3)	all amounts transferred from 403(b)(7) Custodial Accounts (except that earnings and employer contributions as of December 31, 1988 in such Custodial Accounts may be withdrawn in the case of hardship).

(C)
Any distribution other than the above, including a ten-day free look cancellation of the contract (when available) may result in taxes, penalties, and/or retroactive disqualification of a Tax Sheltered Annuity.

In order to prevent disqualification of a Tax Sheltered Annuity after a ten day free look cancellation, Nationwide will transfer the proceeds to another Tax Sheltered Annuity upon proper direction by the Contract Owner.

These provisions explain Nationwide's understanding of current withdrawal restrictions.  These restrictions may change.

Distributions pursuant to Qualified Domestic Relations Orders will not violate the restrictions stated above.

Surrenders Under a Texas Optional Retirement Program or a Louisiana Optional Retirement Plan

Redemption restrictions apply to contracts issued under the Texas Optional Retirement Program or the Louisiana Optional Retirement Plan.

The Texas Attorney General has ruled that participants in contracts issued under the Texas Optional Retirement Program may only take withdrawals if:

•	the participant dies;

•	the participant retires;

•	the participant terminates employment due to total disability; or

•	the participant that works in a Texas public institution of higher education terminates employment.

A participant under a contract issued under the Louisiana Optional Retirement Plan may only take distributions from the contract upon retirement or termination of employment.  All retirement benefits under this type of plan must be paid as lifetime income; lump sum cash payments are not permitted, except for death benefits.

Due to the restrictions described above, a participant under either of these plans will not be able to withdraw cash values from the contract unless one of the applicable conditions is met.  However, Contract Value may be transferred to other carriers, subject to any CDSC.

Nationwide issues this contract to participants in the Texas Optional Retirement Program in reliance upon and in compliance with Rule 6c-7 of the Investment Company Act of 1940.  Nationwide issues this contract to participants in the Louisiana Optional Retirement Plan in reliance upon and in compliance with an exemptive order that Nationwide received from the SEC on August 22, 1990.

Loan Privilege

The loan privilege is only available to owners of Tax Sheltered Annuities.  Contract Owners of Tax Sheltered Annuities may take loans from the Contract Value beginning 30 days after the contract is issued up to the Annuitization Date.  Loans are subject to the terms of the contract, the plan, and the Internal Revenue Code.  Nationwide may modify the terms of a loan to comply with changes in applicable law.

Minimum and Maximum Loan Amounts

Contract Owners may borrow a minimum of $1,000, unless Nationwide is required by law to allow a lesser minimum amount.  Each loan must individually satisfy the contract minimum amount.

Nationwide will calculate the maximum nontaxable loan amount based upon information provided by the participant or the employer.  Loans may be taxable if a participant has additional loans from other plans.  The total of all outstanding loans must not exceed the following limits:

	Contract Values	Maximum Outstanding Loan Balance Allowed
Non-ERISA Plans	up to $20,000	up to 80% of Contract Value (not more than $10,000)
	$20,000 and over	up to 50% of Contract Value (not more than $50,000*)
ERISA Plans	All	up to 50% of Contract Value (not more than $50,000*)
*The $50,000 limits will be reduced by the highest outstanding balance owed during the previous 12 months.

For salary reduction Tax Sheltered Annuities, loans may be secured only by the Contract Value.

Maximum Loan Processing Fee

Nationwide charges a loan processing fee at the time each new loan is processed.  The loan processing fee will not exceed $25 per loan processed.  This fee compensates Nationwide for expenses related to administering and processing loans.  Loans are not available in all states.  In addition, some states may not allow Nationwide to assess a Loan Processing Fee.

The fee is taken from the Sub-Accounts, Fixed Account, and Guaranteed Term Options in proportion to the Contract Value at the time the loan is processed.

How Loan Requests are Processed

All loans are made from the collateral fixed account.  Nationwide transfers Accumulation Units in proportion to the assets in each Sub-Account to the collateral fixed account until the requested amount is reached.  If there are not enough Accumulation Units available in the contract to reach the requested loan amount, Nationwide next transfers Contract Value from the Fixed Account.  Any remaining required collateral will be transferred from the Guaranteed Term Options.  Transfers from the Guaranteed Term Options may be subject to a market value adjustment.  No CDSC will be deducted on transfers related to loan processing.

Loan Interest

The outstanding loan balance in the collateral fixed account is credited with interest until the loan is repaid in full.  The credited interest rate will be 2.25% less than the loan interest rate fixed by Nationwide.  The credited interest rate is guaranteed never to fall below the minimum interest rate required by applicable state law.

Specific loan terms are disclosed at the time of loan application or issuance.

Loan Repayment

Loans must be repaid in five years.  However, if the loan is used to purchase the Contract Owner’s principal residence, the Contract Owner has 15 years to repay the loan.

Contract Owners must identify loan repayments as loan repayments or they will be treated as purchase payments and will not reduce the outstanding loan.  Payments must be substantially level and made at least quarterly.

Loan repayments will consist of principal and interest in amounts set forth in the loan agreement.  Repayments are allocated to the Sub-Accounts in accordance with the contract, unless Nationwide and the Contract Owner have agreed to amend the contract at a later date on a case by case basis.

Loan repayments to the Guaranteed Term Options must be at least $1,000.  If the proportional share of the repayment to the Guaranteed Term Option is less than $1,000, that portion of the repayment will be allocated to the money market Sub-Account unless the Contract Owner directs otherwise.

Distributions and Annuity Payments

Distributions made from the contract while a loan is outstanding will be reduced by the amount of the outstanding loan plus accrued interest if:

•	the contract is surrendered;

•	the Contract Owner/Annuitant dies;

•	the Contract Owner who is not the Annuitant dies prior to annuitization; or

•	annuity payments begin.

Transferring the Contract

Nationwide reserves the right to restrict any transfer of the contract while the loan is outstanding.

Grace Period and Loan Default

If a loan payment is not made when due, interest will continue to accrue.  A grace period may be available (please refer to the terms of the loan agreement).  If a loan payment is not made by the end of the applicable grace period, the entire loan will be treated as a deemed distribution and will be taxable to the borrower.  This deemed distribution may also be subject to an early withdrawal tax penalty by the Internal Revenue Service.

After default, interest will continue to accrue on the loan.  Defaulted amounts, plus interest, are deducted from the Contract Value when the participant is eligible for a distribution of at least that amount.  Additional loans are not available while a previous loan is in default.

Assignment

Contract rights are personal to the Contract Owner and may not be assigned without Nationwide’s written consent.

A Non-Qualified Contract Owner may assign some or all rights under the contract.  An assignment must occur before annuitization while the Annuitant is alive.  The Contract Owner must submit the request to the Service Center in writing and Nationwide must receive the request at the Service Center before the Annuitization Date.  Once the Service Center receives and records the change request, the change will be effective as of the date the written request was signed.  Nationwide may reject or not recognize assignments designed to alter the character of the risk Nationwide originally assumed in issuing the contract.

Investment-Only Contracts, Individual Retirement Annuities, Roth IRAs, SEP IRAs, Simple IRAs and Tax Sheltered Annuities may not be assigned, pledged or otherwise transferred except where allowed by law.

Nationwide is not responsible for the validity or tax consequences of any assignment.  Nationwide is not liable for any payment or settlement made before the assignment is recorded.  Assignments will not be recorded until Nationwide receives sufficient direction from the Contract Owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the cash value exceeds the investment in the contract for the taxable year in which it was pledged or assigned.  Amounts assigned may be subject to a tax penalty equal to 10% of the amount included in gross income.

Assignment of the entire Contract Value may cause the portion of the Contract Value exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

Contract Owner Services

Asset Rebalancing

Asset rebalancing is the automatic reallocation of Contract Values to the Sub-Accounts on a predetermined percentage basis.  Asset rebalancing is not available for assets held in the Fixed Account or the Guaranteed Term Options.  Requests for asset rebalancing must be on a Nationwide form and submitted to the Service Center.  Once Asset Rebalancing is elected, it will only be terminated upon specific instruction from the Contract Owner; manual transfers will not automatically terminate the program.

Asset rebalancing occurs every three months or on another frequency if permitted by Nationwide.  If the last day of the three-month period falls on a Saturday, Sunday, recognized holiday, or any other day when the New York Stock Exchange is closed, asset rebalancing will occur on the next business day.  Each asset rebalancing reallocation is considered a transfer event.

Asset rebalancing may be subject to employer limitations or restrictions for contracts issued to a Tax Sheltered Annuity plan.  Contract Owners should consult a financial advisor to discuss the use of asset rebalancing.

Nationwide reserves the right to stop establishing new asset rebalancing programs.  Nationwide also reserves the right to assess a processing fee for this service.

Dollar Cost Averaging

Dollar Cost Averaging is a long-term transfer program that allows the Contract Owner to make regular, level investments over time.  Dollar Cost Averaging involves the automatic transfer of a specific amount from the Fixed Account and/or certain Sub-Accounts into other Sub-Accounts.  With this service, the Contract Owner benefits from the ability to invest in the Sub-Accounts over a period of time, thereby smoothing out the effects of market volatility.  Nationwide does not guarantee that this program will result in profit or protect Contract Owners from loss.

Contract Owners direct Nationwide to automatically transfer specified amounts from the Fixed Account and the following Sub-Accounts:

Nationwide Variable Insurance Trust ("NVIT")
•	NVIT Core Bond Fund: Class I
•	NVIT Government Bond Fund: Class I
•	NVIT Money Market Fund: Class I
•	NVIT Short Term Bond Fund: Class II
Neuberger Berman Advisers Management Trust
•	AMT Short Duration Bond Portfolio: I Class (only available in contracts for which good order applications were received before May 1, 2012)
PIMCO Variable Insurance Trust
•	Low Duration Portfolio: Advisor Class

to any other Sub-Account(s).  Dollar Cost Averaging transfers may not be directed to the Fixed Account.  Transfers from the Fixed Account must be equal to or less than 1/30th of the Fixed Account value at the time the program is requested.  Contract Owners that wish to utilize Dollar Cost Averaging should first inquire whether any Enhanced Fixed Account Dollar Cost Averaging programs are available.

Transfers occur monthly or on another frequency if permitted by Nationwide.  Nationwide will process transfers until either the value in the originating investment option is exhausted, or the Contract Owner instructs Nationwide to stop the transfers.  When a Contract Owner instructs Nationwide to stop the transfers, all amounts remaining in the originating Fixed Account or Sub-Account will remain allocated to the Fixed Account or Sub-Account, unless Nationwide is instructed otherwise.  Dollar Cost Averaging transfers are not considered transfer events.

Nationwide reserves the right to stop establishing new Dollar Cost Averaging programs.

Nationwide is required by state law to reserve the right to postpone transfer of assets from the Fixed Account for a period of up to 6 months from the date of the transfer request.

Enhanced Fixed Account Dollar Cost Averaging

Nationwide may, periodically, offer Dollar Cost Averaging programs with an enhanced interest rate referred to as "Enhanced Fixed Account Dollar Cost Averaging."

Enhanced Fixed Account Dollar Cost Averaging involves the automatic transfer of a specific amount from an enhanced rate Fixed Account into any Sub-Account(s).  With this service, the Contract Owner benefits from the ability to invest in the Sub-Accounts over a period of time, thereby smoothing out the effects of market volatility.  Nationwide does not guarantee that this program will result in profit or protect Contract Owners from loss.

Only new purchase payments to the contract are eligible for Enhanced Fixed Account Dollar Cost Averaging. Enhanced Fixed Account Dollar Cost Averaging transfers may not be directed to the Fixed Account.  Amounts allocated to the enhanced rate Fixed Account as part of an Enhanced Fixed Account Dollar Cost Averaging program earn a higher rate of interest than other assets allocated to the standard Fixed Account.  Each enhanced rate is guaranteed for as long as the corresponding program is in effect.

Transfers occur monthly or on another frequency if permitted by Nationwide.  Nationwide will process transfers until either amounts allocated to the Fixed Account as part of an Enhanced Fixed Account Dollar Cost Averaging program are exhausted or the Contract Owner instructs Nationwide to stop the transfers.  When a Contract Owner instructs Nationwide to stop the transfers, Nationwide will automatically reallocate any amount remaining in the enhanced rate Fixed Account according to future investment allocation instructions, unless directed otherwise.  Enhanced Fixed Account Dollar Cost Averaging transfers are not considered transfer events.

Nationwide reserves the right to stop establishing new Enhanced Fixed Account Dollar Cost Averaging programs.  Nationwide is required by state law to reserve the right to postpone transfer of assets from the Fixed Account, including the enhanced rate Fixed Account, for a period of up to 6 months from the date of the transfer request.

Systematic Withdrawals

Systematic withdrawals allow Contract Owners to receive a specified amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis.  Requests for systematic withdrawals and requests to discontinue systematic withdrawals must be submitted in writing to the Service Center.

The withdrawals will be taken from the Sub-Accounts and the fixed account proportionately unless Nationwide is instructed otherwise.  Systematic withdrawals are not available from the Guaranteed Term Options.

Nationwide will withhold federal income taxes from systematic withdrawals unless otherwise instructed by the Contract Owner.  The Internal Revenue Service may impose a 10% penalty tax if the Contract Owner is under age 59½ unless the Contract Owner has made an irrevocable election of distributions of substantially equal payments.

A CDSC may apply to amounts taken through systematic withdrawals.  If the Contract Owner takes systematic withdrawals, the maximum amount that can be withdrawn annually without a CDSC is the greater of the amount available under the CDSC-free withdrawal privilege, and a given percentage of the Contract Value that is based on the Contract Owner's age.  This translates into CDSC-free Systematic Withdrawals equal to the greatest of:

(1)
10% of all purchase payments made to the contract as of the withdrawal date (15% of all purchase payments made to the contract if the Contract Owner elected the Additional Withdrawal Without Charge and Disability Waiver);

(2)	an amount withdrawn to meet minimum distribution requirements for this contract under the Internal Revenue Code; or

(3)	a percentage of the Contract Value based on the Contract Owner’s age, as shown in the following table:

Contract Owner’s Age	Percentage of Contract Value
Under age 59½	5%
Age 59½ through age 61	7%
Age 62 through age 64	8%
Age 65 through age 74	10%
Age 75 and over	13%

Contract Value and Contract Owner’s age are determined as of the date the request for the withdrawal program is recorded by the Service Center.  For joint owners, the older joint owner’s age will be used.

If total amounts withdrawn in any Contract Year exceed the CDSC-free amount described above, those amounts will only be eligible for the CDSC-free withdrawal privilege described in the "Contingent Deferred Sales Charge" section.  The total amount of CDSC for that Contract Year will be determined in accordance with that provision.

The CDSC-free withdrawal privilege for systematic withdrawals is non-cumulative.  Free amounts not taken during any Contract Year cannot be taken as free amounts in a subsequent Contract Year.

Nationwide reserves the right to stop establishing new systematic withdrawal programs.  Systematic withdrawals are not available before the end of the ten-day free look period (see "Right to Examine and Cancel").

Custom Portfolio Asset Rebalancing Service

For Contract Owners that have elected the Capital Preservation Plus Option, Nationwide makes available the Custom Portfolio Asset Rebalancing Service ("Custom Portfolio") at no extra charge.  Custom Portfolio is an asset allocation program that Contract Owners can use to build their own customized portfolio of investments, subject to certain limitations.  Asset allocation is the process of investing in different asset classes (such as equity funds, fixed income funds, and money market funds) and may reduce the risk and volatility of investing.  There are no guarantees that Custom Portfolio will result a profit or protect against loss in a declining market.

Custom Portfolio offers six asset allocation models.  Each model is comprised of different percentages of standardized asset categories designed to meet different investment goals, risk tolerances, and investment time horizons.  The Contract Owner selects their model, then selects the specific underlying mutual funds (also classified according to standardized asset categories) and investment percentages within the model’s parameters, enabling the Contract Owner to create their own unique "Custom Portfolio."  Only one "Custom Portfolio" may be created and in effect at a time and the entire variable account contract value must participate in the model.

Note: Contract Owners should consult with a qualified investment advisor regarding the use of Custom Portfolio and to determine which model is appropriate for them.

Once the Contract Owner creates their "Custom Portfolio," that Contract Owner’s model is static.  This means that the percentage allocated to each underlying mutual fund will not change over time, except for quarterly rebalancing, as described below.  Note: allocation percentages within a particular model may subsequently change, but any such changes will not apply to existing model participants; the changes will only apply to participants that elect the model after the change implementation date.

To participate in Custom Portfolio, eligible Contract Owners must submit the proper administrative form to the Service Center.  While Custom Portfolio is elected, Contract Owners cannot participate in Asset Rebalancing.

Asset Allocation Models available with Custom Portfolio

The following models are available with Custom Portfolio:

Conservative:	Designed for Contract Owners that are willing to accept very little risk but still want to see a small amount of growth.
Moderately Conservative:	Designed for Contract Owners that are willing to accept some market volatility in exchange for greater potential income and growth.
Balanced:	Designed for Contract Owners that are willing to accept some market volatility in exchange for potential long-term returns.
Moderate:	Designed for Contract Owners that are willing to accept some short-term price fluctuations in exchange for potential long-term returns.
Capital Appreciation:	Designed for Contract Owners that are willing to accept more short-term price fluctuations in exchange for potential long-term returns.
Moderately Aggressive:	Designed for Contract Owners willing to accept sharp, short-term price fluctuations in exchange for potential long-term returns.

The specific underlying mutual funds available to comprise the equity and fixed income components of the models are contained in the election form, which is provided to Contract Owners at the time Custom Portfolio is elected.  At that time, Contract Owners elect their model and the specific underlying mutual funds and percentages that will comprise their "Custom Portfolio."

Quarterly Rebalancing

At the end of each calendar quarter, Nationwide will reallocate the variable account contract value so that the percentages allocated to each underlying mutual fund match the most recently provided percentages provided by the

Contract Owner.  If the end of a calendar quarter is a Saturday, Sunday, recognized holiday, or any other day that the New York Stock Exchange is closed, the quarterly rebalancing will occur on the next business day.  Rebalancing will be priced using the unit value determined on the last valuation date of the calendar quarter.  Each quarterly rebalancing is considered a transfer event.  However, quarterly rebalancing transfers within your Custom Portfolio are not subject to Short-Term Trading Fees.

Changing Models or Underlying Mutual Fund Allocations

Contract Owners who have elected the Capital Preservation Plus Option are not permitted to change models but can change the underlying mutual fund allocations or percentages within their elected model.  To implement one of these changes, Contract Owners must submit new allocation instructions to the Service Center in writing on Nationwide’s administrative form.  Any percentage changes will be subject to Short-Term Trading Fees and will count as a transfer event, as described in the "Transfer Restrictions" provision.

Nationwide reserves the right to limit the number of model changes a Contract Owner can make each year.

Terminating Participation in Custom Portfolio

Contract Owners can terminate participation in Custom Portfolio by submitting a written request to the Service Center.  In order for the termination to be effective, the termination request must contain valid reallocation instructions that are in accordance with the terms and conditions of the Capital Preservation Plus Option.  Termination is effective on the date the termination request is received at the Service Center in good order.

Annuity Commencement Date

The Annuity Commencement Date is the date on which annuity payments are scheduled to begin. The Contract Owner may change the Annuity Commencement Date before annuitization.  This change must be submitted in writing to the Service Center and approved by Nationwide.

Annuitizing the Contract

Annuitization Date

The Annuitization Date is the date that annuity payments begin.  Annuity payments will not begin until the Contract Owner affirmatively elects to begin annuity payments by contacting the Service Center.  The Annuitization Date will be the first day of a calendar month unless otherwise agreed.  The Annuitization Date must be at least 2 years after the contract is issued, but may not be later than either:

•	the age (or date) specified in your contract; or
•	the age (or date) specified by state law, where applicable.

If the contract is issued to fund a Tax Sheltered Annuity, annuitization may occur during the first 2 years subject to Nationwide’s approval.

The Internal Revenue Code may require that distributions be made prior to the Annuitization Dates specified above (see "Required Distributions").

Annuitization

Annuitization is the period during which annuity payments are received.  It is irrevocable once payments have begun.  Upon arrival of the Annuitization Date, the Annuitant must choose:

(1)	an annuity payment option; and

(2)	either a fixed payment annuity, variable payment annuity, or an available combination.

Nationwide guarantees that each payment under a fixed payment annuity will be the same throughout annuitization.  Under a variable payment annuity, the amount of each payment will vary with the performance of the underlying mutual funds chosen by the Contract Owner.

Nationwide Allocation Architect program models are not available investment options during annuitization.

Fixed Payment Annuity

A fixed payment annuity is an annuity where the amount of the annuity payments remains level.

The first payment under a fixed payment annuity is determined on the Annuitization Date based on the Annuitant’s age (in accordance with the contract) by:

(1)	deducting applicable premium taxes from the total Contract Value; then

(2)	applying the Contract Value amount specified by the Contract Owner to the fixed payment annuity table for the annuity payment option elected.

Subsequent payments will remain level unless the annuity payment option elected provides otherwise. Nationwide does not credit discretionary interest during annuitization.

Variable Payment Annuity

A variable payment annuity is an annuity where the amount of the annuity payments will vary depending on the performance of the underlying mutual funds selected.  Variable annuity payments will vary depending on the performance of the underlying mutual funds selected.  The underlying mutual funds available during annuitization are those underlying mutual funds shown in the Appendix A.  The Nationwide Allocation Architect is not available after annuitization.

A variable payment annuity may not be elected when exercising a Guaranteed Minimum Income Benefit option.

The first payment under a variable payment annuity is determined on the Annuitization Date based on the Annuitant's age (in accordance with the contract) by:

(1)	deducting applicable premium taxes from the total Contract Value; then

(2)	applying the Contract Value amount specified by the Contract Owner to the variable payment annuity table for the annuity payment option elected.

The dollar amount of the first payment is converted into a set number of Annuity Units that will represent each monthly payment.  This is done by dividing the dollar amount of the first payment by the value of an Annuity Unit as of the

Annuitization Date.  The number of Annuity Units comprising each variable annuity payment, on a Sub-Account basis, will remain constant, unless the Contract Owner transfers value from one underlying mutual fund to another.  After annuitization, transfers among Sub-Accounts may only be made on the anniversary of the Annuitization Date.

The second and subsequent payments are determined by multiplying the fixed number of Annuity Units by the Annuity Unit value for the Valuation Period in which the payment is due.  The amount of the second and subsequent payments will vary with the performance of the selected underlying mutual funds.  Nationwide guarantees that variations in mortality experience from assumptions used to calculate the first payment will not affect the dollar amount of the second and subsequent payments.

Value of an Annuity Unit

Annuity Unit values for Sub-Accounts are determined by:

(1)	multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor for the subsequent Valuation Period (see "Determining the Contract Value"); and then

(2)	multiplying the result from (1) by an interest factor to neutralize the assumed investment rate of 3.5% per year built into the purchase rate basis for variable payment annuities.

Assumed Investment Rate

An assumed investment rate is the percentage rate of return assumed to determine the amount of the first payment under a variable payment annuity.  Nationwide uses the assumed investment rate of 3.5% to calculate the first annuity payment and to calculate the investment performance of an underlying mutual fund in order to determine subsequent payments under a variable payment annuity.  An assumed investment rate is the percentage rate of return required to maintain level variable annuity payments.  Subsequent variable annuity payments may be more or less than the first payment based on whether actual investment performance of the underlying mutual funds is higher or lower than the assumed investment rate of 3.5%.

Exchanges among Underlying Mutual Funds

Exchanges among underlying mutual funds during annuitization must be requested in writing. Exchanges will occur on each anniversary of the Annuitization Date.

Frequency and Amount of Annuity Payments

Payments are made based on the annuity payment option selected, unless:

•	the amount to be distributed is less than $5,000, in which case Nationwide may make one lump sum payment of the Contract Value; or

•
an annuity payment would be less than $100, in which case Nationwide can change the frequency of payments to intervals that will result in payments of at least $100.  Payments will be made at least annually.

Nationwide will send annuity payments no later than 7 days after each annuity payment date.

Guaranteed Minimum Income Benefit Options

Guaranteed Minimum Income Benefit Options ("GMIBs") are only available for contracts issued prior to May 1, 2003, and must have been elected at the time of application.

A GMIB is a benefit that ensures the availability of a minimum amount when the Contract Owner wishes to annuitize the contract.  This minimum amount, referred to as the Guaranteed Annuitization Value, may be used at specified times to provide a guaranteed level of determinable lifetime annuity payments.  The GMIB may provide protection in the event of lower Contract Values that may result from the investment performance of the contract.

How the Guaranteed Annuitization Value is Determined

There are two options available at the time of application.  The Guaranteed Annuitization Value is determined differently based on the option the Contract Owner elects.

Calculation Under GMIB Option 1

The Guaranteed Annuitization Value is equal to (a) – (b), but will never be greater than 200% of all purchase payments, where:

(a)
is the sum of all purchase payments, plus interest accumulated at a compounded annual rate of 5% starting at the date of issue and ending on the contract anniversary occurring immediately prior to the Annuitant’s 86th birthday; and

(b)
is the reduction to (a) due to surrenders made from the contract.  All such reductions will be proportionately the same as reductions to the Contract Value caused by surrenders.  For example, a surrender that reduces the Contract Value by 25% will also reduce the Guaranteed Annuitization Value by 25%.

Special Restrictions for GMIB Option 1

After the first Contract Year, if the value of the Contract Owner’s Fixed Account allocation becomes greater than 30% of the Contract Value in any Contract Year due to:

(1)	the application of additional purchase payments;

(2)	surrenders; or

(3)	transfers from the Variable Account;

then 0% interest will accrue in that Contract Year for purposes of calculating the Guaranteed Annuitization Value.

If the Contract Owner’s Fixed Account allocation becomes greater than 30% of the Contract Value solely as a result of fluctuations in the value of the Variable Account, then interest will continue to accrue for the purposes of the Guaranteed Annuitization Value at 5% annually, subject to the other terms and conditions outlined herein.

Calculation Under GMIB Option 2

The Guaranteed Annuitization Value will be equal to the highest Contract Value on any contract anniversary occurring prior to the Annuitant’s 86th birthday, less an adjustment for amounts surrendered, plus purchase payments received after that contract anniversary.

When the Guaranteed Annuitization Value May Be Used

The Contract Owner may use the Guaranteed Annuitization Value by annuitizing the contract during the thirty-day period following any contract anniversary:

(1)	after the contract has been in effect for seven years; AND

(2)	the Annuitant has attained age 60.

Annuity Payment Options That May Be Used With the Guaranteed Annuitization Value

The Contract Owner may elect any life contingent FIXED Annuity Payment Option calculated using the guaranteed annuity purchase rates set forth in the contract.  Such Fixed Annuity Payment Options include:

•	Life Annuity;

•	Joint and Last Survivor Annuity; and

•	Life Annuity with 120 or 240 Monthly Payments Guaranteed.

Other GMIB Terms and Conditions

**PLEASE READ CAREFULLY**

The GMIB is only available for contracts issued prior to May 1, 2003, and must have been elected at the time of application.

Important Considerations to Keep in Mind Regarding the GMIB Options

While a GMIB does provide a Guaranteed Annuitization Value, A GMIB MAY NOT BE APPROPRIATE FOR ALL INVESTORS.

♦ A GMIB does NOT in any way guarantee the performance of any underlying mutual fund, or any other investment option available under the contract.

♦ Once elected, the GMIB is irrevocable, meaning that even if the investment performance of underlying mutual funds or other available investment options surpasses the minimum guarantees associated with the GMIB, the GMIB charges will still be assessed.

♦ The GMIB in no way restricts or limits the rights of Contract Owners to annuitize the contract at other times permitted under the contract, nor will it in any way restrict the right to annuitize the contract using Contract Values that may be higher than the Guaranteed Annuitization Value.

♦ Please take advantage of the guidance of a qualified financial advisor in evaluating the GMIB options, and all other aspects of the contract.

♦ The GMIBs may not be approved in all state jurisdictions.

Annuity Payment Options

Contract Owners must elect an annuity payment option before the Annuitization Date.  Once elected or assumed, the annuity payment option may not be changed.  The annuity payment options are:

(1)
Life Annuity - An annuity payable periodically, but at least annually, for the lifetime of the Annuitant.  Payments will end upon the Annuitant’s death.  For example, if the Annuitant dies before the second annuity payment date, the Annuitant will receive only one annuity

(2)	payment. The Annuitant will only receive two annuity payments if he or she dies before the third annuity payment date, and so on.

(3)
Joint and Survivor Annuity - An annuity payable periodically, but at least annually, during the joint lifetimes of the Annuitant and a designated second individual.  If one of these parties dies, payments will continue for the lifetime of the survivor.    As is the case under option 1, there is no guaranteed number of payments. Therefore, it is possible that if the Annuitant dies before the second annuity payment date, the Annuitant will receive only one annuity payment. No death benefit payment will be paid.

(4)
Life Annuity with 120 or 240 Monthly Payments Guaranteed - An annuity payable monthly during the lifetime of the Annuitant.  If the Annuitant dies before all of the guaranteed payments have been made, payments will continue to the end of the guaranteed period and will be paid to a designee chosen by the Annuitant at the time the annuity payment option was elected.

The designee may elect to receive the present value of the remaining guaranteed payments in a lump sum.  The present value will be computed as of the date Nationwide receives the notice of the Annuitant’s death.

If the Annuitant does not elect an annuity payment option, a variable payment life annuity with a guarantee period of 240 months will be assumed as the automatic form of payment upon annuitization.  Once elected or assumed, the annuity payment option may not be changed.

Not all of the annuity payment options may be available in all states.  Contract Owners may request other options before the Annuitization Date.  These options are subject to Nationwide’s approval.

No distribution for Non-Qualified Contracts will be made until an annuity payment option has been elected.  Individual Retirement Annuities and Tax Sheltered Annuities are subject to the "minimum distribution" requirements set forth in the plan, contract, and the Internal Revenue Code.

Death Benefits

Upon Death

If death occurs before Annuitization:

If the deceased is the …	and …	and …	then the …
Contract Owner	The Contract Owner is not the Annuitant	There is a surviving joint owner	Surviving joint owner becomes the Contract Owner and no death benefit is paid.
Contract Owner	The Contract Owner is not the Annuitant	There is a contingent owner but no surviving joint owner	Contingent owner becomes the Contract Owner and no death benefit is paid.
Contract Owner	The Contract Owner is not the Annuitant	There is no surviving joint owner or surviving contingent owner	Estate of the last surviving Contract Owner becomes the new Contract Owner and no death benefit is paid.
Contract Owner	The Contract Owner is the Annuitant	There is a surviving beneficiary	Death benefit is paid to the beneficiary.
Contract Owner	The Contract Owner is the Annuitant	There is no surviving beneficiary	Death benefit is paid to the contingent beneficiary.
Contract Owner	The Contract Owner is the Annuitant	There is no surviving beneficiary and no surviving contingent beneficiary	Death benefit is paid to the surviving Contract Owner.
Contract Owner	The Contract Owner is the Annuitant	There is no surviving beneficiary, no surviving contingent beneficiary and no surviving Contract Owner	Death benefit is paid to the estate of the Contract Owner.
Annuitant	The Annuitant is not the Contract Owner	There is a surviving contingent Annuitant	Surviving contingent Annuitant becomes the Annuitant and no death benefit is paid.
Annuitant	The Annuitant is not the Contract Owner	There is no surviving contingent Annuitant	Death benefit is paid to the beneficiary.
Annuitant	The Annuitant is not the Contract Owner	There is no surviving contingent Annuitant and no surviving beneficiary	Death benefit is paid to contingent beneficiary.
Annuitant	The Annuitant is not the Contract Owner	There is no surviving contingent Annuitant, no surviving beneficiary and no surviving contingent beneficiary	Death benefit is paid to the Contract Owner.
Annuitant	The Annuitant is not the Contract Owner	There is no surviving contingent Annuitant, no surviving beneficiary, no surviving contingent beneficiary and no surviving Contract Owner	Death benefit is paid to the last surviving Contract Owner’s estate.

If the Contract Owner and Annuitant are the same, and the Contract Owner/Annuitant dies before the Annuitization Date, then the contingent owner will not have any rights in the contract unless the contingent owner is also the beneficiary.

If more than one beneficiary survives the Annuitant, each beneficiary will share equally unless otherwise specified in the beneficiary designation on the contract application.  If more than one contingent beneficiary survives the Annuitant, each contingent beneficiary will share equally unless otherwise specified in the beneficiary designation on the contract application.

Distributions will be made pursuant to the "Required Distributions" provisions in Appendix C.

If death occurs after the Annuitization Date, any benefit that may be payable will be paid according to the selected annuity payment option.

Death Benefit Payment

The beneficiary may elect to receive the death benefit:

1)	in a lump sum;

2)	as an annuity; or

3)	in any other manner permitted by law and approved by Nationwide.

The beneficiary must notify Nationwide of this election within 60 days of the Annuitant’s death.  If the recipient of the death benefit does not elect the form in which to receive the death benefit payment, Nationwide will pay the death benefit in a lump sum.

Contract Owners may select one of three death benefits available under the contract at the time of application (not all death benefit options may be available in all states).  If no selection is made at the time of application, the death benefit will be the Five-Year Reset Death Benefit.

The death benefit value is determined as of the date Nationwide receives:

(1)	proper proof of the Annuitant’s death;

(2)	an election specifying the distribution method; and

(3)	any state required form(s).

Contract Value will continue to be allocated according to the most recent allocation instructions until the death benefit is paid.  Nationwide will pay (or will begin to pay) the death benefit after it receives proof of death and the instructions as to the payment of the death benefit.  Death benefit claims must be submitted to the Service Center.

If the contract has multiple beneficiaries entitled to receive a portion of the death benefit, the Contract Value will continue to be allocated according to the most recent allocation instructions until the first beneficiary provides Nationwide with instructions for payment of death benefit proceeds.  After the first beneficiary provides these instructions, the variable portion of the Contract Value for all beneficiaries will be allocated to the available money market Sub-Account until instructions are received from the beneficiary(ies) to allocate their Contract Value in another manner.  Any Contract Value allocated to the Fixed Account or GTO will remain invested and will not be allocated to the available money market Sub-Account.

Five-Year Reset Death Benefit (Standard Death Benefit)

If the Annuitant dies before the Annuitization Date, the death benefit will be the greatest of:

(1)	the Contract Value;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)
the Contract Value as of the most recent five year contract anniversary before the Annuitant’s 86th birthday, less an adjustment for amounts surrendered, plus purchase payments received after that five year contract anniversary.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

One-Year Enhanced Death Benefit with Long-Term Care/Nursing Home Waiver and Spousal Protection Option

Beginning January 2, 2001 (or a later date if state law requires), an applicant can elect the One-Year Enhanced Death Benefit with Long-Term Care/Nursing Home Waiver and Spousal Protection Option for an additional charge at an annualized rate of 0.15% of the Daily Net Assets of the Variable Account.

If this option is elected and the Annuitant dies before the Annuitization Date, the death benefit will be the greatest of:

(1)	the Contract Value;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)
the highest Contract Value on any contract anniversary before the Annuitant’s 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) or the partial surrender(s).

This death benefit option includes a Long-Term Care/Nursing Home Waiver and a Spousal Protection Feature, which are discussed later in this provision.

One-Year Step Up Death Benefit Option

Until state approval is received for the One-Year Enhanced Death Benefit with Long-Term Care/Nursing Home Waiver and Spousal Protection Option, applicants can elect the One-Year Step Up Death Benefit Option for an additional charge at an annualized rate of 0.05% of the Daily Net Assets of the Variable Account.

If this option is elected and the Annuitant dies before the Annuitization Date, the death benefit will be the greatest of:

(1)	the Contract Value;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered; or

(3)
the highest Contract Value on any contract anniversary before the Annuitant’s 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) or the partial surrender(s).

This death benefit option includes a Long-Term Care/Nursing Home Waiver, which is discussed later in this provision.

This death benefit option may be elected along with the 5% Enhanced Death Benefit Option, in which case the death benefit will be the greater of the two benefits.

Greater of One-Year or 5% Enhanced Death Benefit with Long-Term Care/Nursing Home Waiver and Spousal Protection Option

Beginning January 2, 2001 (or a later date if state law requires), an applicant can elect the Greater of One-Year or 5% Enhanced Death Benefit with Long-Term Care/Nursing Home Waiver and Spousal Protection Option for an additional charge at an annualized rate of 0.20% of the Daily Net Assets of the Variable Account.

If this option is elected and the Annuitant dies before the Annuitization Date, the death benefit will be the greatest of:

(1)	the Contract Value;

(2)	the total of all purchase payments, less an adjustment for amounts surrendered;

(3)
the highest Contract Value on any contract anniversary before the Annuitant’s 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received after that contract anniversary; or

(4)	the 5% interest anniversary value.

The adjustment for amounts surrendered will reduce items (2) and (3) above in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

The 5% Interest Anniversary Value is equal to purchase payments minus amounts surrendered, accumulated at 5% compound interest until the last contract anniversary prior to the Annuitant’s 86th birthday.  Such total accumulated amount shall not exceed 200% of the net of purchase payments and amounts surrendered.  The adjustment for amounts subsequently surrendered after the most recent contract anniversary will reduce the 5% Interest Anniversary Value in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

This death benefit option includes a Long-Term Care/Nursing Home Waiver and a Spousal Protection Feature, which are discussed later in this provision.

5% Enhanced Death Benefit Option

Until state approval is received for the Greater of One-Year or 5% Enhanced Death Benefit with Long-Term Care/Nursing Home Waiver and Spousal Protection Option, applicants can elect the 5% Enhanced Death Benefit Option for an additional charge at an annualized rate of 0.10% of the Daily Net Assets of the Variable Account.

If this option is elected and the Annuitant dies before the Annuitization Date, the death benefit will be the greater of:

(1)	the Contract Value; or

(2)
the total of all purchase payments, less any amounts surrendered, accumulated at 5% simple interest from the date of each purchase payment or surrender to the most recent contract anniversary prior to the Annuitant’s 86th birthday, less an adjustment for amounts subsequently surrendered, plus purchase payments received since that contract anniversary.

The total accumulated amount will not exceed 200% of the net of purchase payments and amounts surrendered.  The adjustment for amounts subsequently surrendered after the most recent contract anniversary will reduce the 5% interest anniversary value in the same proportion that the Contract Value was reduced on the date(s) of the partial surrender(s).

This death benefit option includes a Long-Term Care/Nursing Home Waiver, which is discussed later in this provision.

This death benefit option may be elected along with the One-Year Step Up Death Benefit Option, in which case the death benefit will be the greater of the two benefits.

Spousal Protection Feature

The One-Year Enhanced Death Benefit with Long-Term Care/Nursing Home Waiver and Spousal Protection Option and the Greater of One-Year or 5% Enhanced Death Benefit with Long-Term Care/Nursing Home Waiver and Spousal Protection Option include a Spousal Protection Feature. The Spousal Protection Feature allows a surviving spouse to continue the contract while receiving the economic benefit of the death benefit upon the death of the other spouse.  The Spousal Protection Feature is available only for contracts issued as Non-Qualified Contracts, IRAs and Roth IRAs, provided the conditions described below are satisfied.  There is no additional charge for this feature.

(1)
One or both spouses (or a revocable trust of which either or both of the spouses is/are grantor(s)) must be named as the Contract Owner.  For contracts issued as IRAs and Roth IRAs, only the person for whom the IRA or Roth IRA was established may be named as the Contract Owner;

(2)	The spouses must be co-Annuitants;

(3)	Both co-Annuitants must be age 85 or younger at the time the contract is issued;

(4)	The spouses must each be named as beneficiaries;

(5)	No person other than the spouse may be named as Contract Owner, Annuitant or primary beneficiary;

(6)
If both spouses are alive upon annuitization, the Contract Owner must specify which spouse is the Annuitant upon whose continuation of life any annuity payments involving life contingencies depend (for IRA and Roth

IRA contracts, this person must be the Contract Owner);

(7)
If a co-Annuitant dies before the Annuitization Date, the surviving spouse may continue the contract as its sole Contract Owner.  If the chosen death benefit is higher than the Contract Value at the time of death, the Contract Value will be adjusted to equal the applicable death benefit amount.  The surviving spouse may then name a new beneficiary but may not name another co-Annuitant.  If the marriage of the co-Annuitants terminates due to the death of a spouse, divorce, dissolution, or annulment, the Spousal Protection Feature terminates and the Contract Owner is not permitted to cover a subsequent spouse; and

(8)
If a co-Annuitant is added at any time after the election of the optional death benefit, a copy of the certificate of marriage must be provided to the Service Center.  In addition, the date of marriage must be after the election of the death benefit option.

Long-Term Care/Nursing Home and Terminal Illness Waiver

All of the death benefit options (but not the standard death benefit) include a Long-Term Care/Nursing Home and Terminal Illness Waiver, at no additional charge, which may be invoked when the following conditions are satisfied.  This benefit is not available in every state.

Under this provision, no CDSC will be charged if:

(1)	the third contract anniversary has passed and the Contract Owner has been confined to a long-term care facility or hospital for a continuous 90-day period that began after the contract issue date; or

(2)
the Contract Owner has been diagnosed by a physician at any time after contract issuance to have a terminal illness, and Nationwide receives and records such a letter from that physician indicating such diagnosis.

Written notice and proof of terminal illness or confinement for 90 days in a hospital or long term care facility must be received in a form satisfactory to Nationwide and recorded at the Service Center prior to waiver of the CDSC.

In the case of joint ownership, the waivers will apply if either joint owner meets the qualifications listed above.

For those contracts that have a non-natural person as Contract Owner as an agent for a natural person, the Annuitant may exercise the right of the Contract Owner for purposes described in this provision.  If the non-natural Contract Owner does not own the contract as an agent for a natural person (e.g., the Contract Owner is a corporation or a trust for the benefit of an entity), the Annuitant may not exercise the rights described in this provision.

Statements and Reports

Nationwide will mail Contract Owners statements and reports.  Therefore, Contract Owners should promptly notify the Service Center of any address change.

These mailings will contain:

•	statements showing the contract’s quarterly activity;

•
confirmation statements showing transactions that affect the contract's value.  Confirmation statements will not be sent for recurring transactions (i.e., dollar cost averaging or salary reduction programs).  Instead, confirmation of recurring transactions will appear in the contract’s quarterly statements; and

•	semi-annual and annual reports of allocated underlying mutual funds.

Contract Owners should review statements and confirmations carefully.  All errors or corrections must be reported to Nationwide immediately to assure proper crediting to the contract.  Unless Nationwide is notified within 30 days of receipt of the statement, Nationwide will assume statements and confirmation statements are correct.

IMPORTANT NOTICE REGARDING DELIVERY OF CONTRACT OWNER DOCUMENTS

When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to multiple Contract Owners in the same household, Nationwide will mail only one copy of each document, unless notified otherwise by the Contract Owner(s).  Household delivery will continue for the life of the contracts.

A Contract Owner can revoke their consent to household delivery and reinstitute individual delivery by contacting the Service Center.   Nationwide will reinstitute individual delivery within 30 days after receiving such notification.

Legal Proceedings

Nationwide Life Insurance Company

Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, "the Company") was formed in November 1996.  NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base.  NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. The Company's legal and regulatory matters include proceedings specific to the Company and other proceedings generally applicable to business practices in the industries in which the Company operates.  The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted.  Regulatory proceedings also could affect the outcome of one or more of the Company's litigation matters.  Furthermore, it is often not possible to determine the ultimate outcomes of the pending regulatory investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty.  Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs' claims for liability or damages.  In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period.  In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available.  The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory matters is not likely to have a material adverse effect on the Company's consolidated financial position.  Nonetheless, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that such outcomes could materially affect the Company's consolidated financial position or results of operations in a particular quarter or annual period.

The financial services industry has been the subject of increasing scrutiny on a broad range of issues by regulators and legislators.  The Company and/or its affiliates have been contacted by, self reported or received subpoenas from state and federal regulatory agencies, including the Securities and Exchange Commission, and other governmental bodies, state securities law regulators and state attorneys general for information relating to, among other things, sales compensation, the allocation of compensation, unsuitable sales or replacement practices, and claims handling and escheatment practices.  The Company is cooperating with and responding to regulators in connection with these inquiries and will cooperate with Nationwide Mutual Insurance Company (NMIC) in responding to these inquiries to the extent that any inquiries encompass NMIC's operations.

On November 20, 2007, Nationwide Retirement Solutions, Inc. (NRS) and NLIC were named in a lawsuit filed in the Circuit Court of Jefferson County, Alabama entitled Ruth A. Gwin and Sandra H. Turner, and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, PEBCO, Inc. and Fictitious Defendants A to Z. On March 12, 2010, NRS and NLIC were named in a Second Amended Class Action Complaint filed in the Circuit Court of Jefferson County, Alabama entitled Steven E. Coker, Sandra H. Turner, David N. Lichtenstein and a class of similarly situated individuals v. Nationwide Life Insurance Company, Nationwide Retirement Solutions, Inc., Alabama State Employees Association, Inc., PEBCO, Inc. and Fictitious Defendants A to Z claiming to represent a class of all participants in the Alabama State Employees Association, Inc. (ASEA) Plan, excluding members of the Deferred Compensation Committee, ASEA's directors, officers and board members, and PEBCO's directors, officers and board members.  On October 22, 2010, the parties to this action executed a stipulation of settlement that agreed to certify a class for settlement purposes only, that provided for payments to the settlement class, and that provided for releases, certain bar orders, and dismissal of the case, subject to the Circuit Courts' approval.  The Courts have approved the settlement and the settlement amounts have been paid, but have not yet been distributed to class members.  On February 28, 2011, the Court in the Gwin case entered an Order permitting ASEA/PEBCO to assert indemnification claims for attorneys' fees and costs, but barring them from asserting any other claims for indemnification.  On April 22, 2011, ASEA and PEBCO filed a second amended cross claim complaint in the Gwin case against NRS and NLIC seeking indemnification.  These claims seeking indemnification remain severed.  On April 29, 2011, the Companies filed a motion to dismiss ASEA’s and PEBCO’s amended cross complaint or alternatively for summary judgment.  On December 6, 2011 the Court entered an Order that NRS owes indemnification to ASEA and PEBCO for the Coker (Gwin) class action, that NRS does not have a duty to indemnify ASEA and PEBCO for fees associated with the Interpleader action that NRS filed in Montgomery County and dismissing NLIC.  On December 31, 2011, the Court denied the Company’s motion to certify this order for an interlocutory appeal.  NRS continues to defend this case vigorously.

On August 15, 2001, NFS and NLIC were named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company.  In the plaintiffs' sixth amended complaint, filed November 18, 2009, they amended the list of named plaintiffs and claim to represent a class of qualified retirement plan trustees under the Employee Retirement Income Security Act of 1974 (ERISA) that purchased variable annuities from NLIC.  The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that NLIC and NFS breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds.  The complaint seeks disgorgement of some or all of the payments allegedly received by NFS and NLIC, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys' fees.  On November 6, 2009, the Court granted the plaintiff's motion for class certification and certified a class of "All trustees of all employee pension benefit plans covered by ERISA which had variable annuity contracts with NFS and NLIC or whose participants had individual variable annuity contracts with NFS and NLIC at any time from January 1, 1996, or the first date NFS and NLIC began receiving payments from mutual funds based on a percentage of assets invested in the funds by NFS and NLIC, whichever came first, to the date of November 6, 2009".  On October 20, 2010, the Second Circuit Court of Appeals granted NLIC's 23(f) petition agreeing to hear an appeal of the District Court's order granting class certification.  On October 21, 2010, the District Court dismissed NFS from the lawsuit.  On October 27, 2010, the District Court stayed the underlying action pending a decision from the Second Circuit Court of Appeals.  On February 6, 2012, the Second Circuit Court of Appeals vacated the class certification order that was issued on November 6, 2009 and remanded the case back to the District Court for further consideration.  The plaintiffs have renewed their motion for class certification.  On March 30, 2012, the Company filed its brief in opposition to the class certification motion.  NLIC continues to defend this lawsuit vigorously.

On May 14, 2010, NLIC was named in a lawsuit filed in the Western District of New York entitled Sandra L. Meidenbauer, on behalf of herself and all others similarly situated v. Nationwide Life Insurance Company.  The plaintiff claims to represent a class of all individuals who purchased a variable life insurance policy from NLIC during an unspecified period.  The complaint claims breach of contract, alleging that NLIC charged excessive monthly deductions and costs of insurance resulting in reduced policy values and, in some cases, premature lapsing of policies.  The complaint seeks reimbursement of excessive charges, costs, interest, attorney's fees, and other relief.  NLIC filed a motion to dismiss the complaint on July 23, 2010.  NLIC filed a motion to disqualify the proposed class representative on August 27, 2010.  Plaintiff filed a motion to amend the complaint on September 17, 2010, and NLIC filed an opposition to the motion to amend on November 2, 2010.  On October 13, 2011, plaintiff voluntarily dismissed the lawsuit without prejudice.  In other non-Nationwide cases, plaintiff's counsel has re-filed actions. The Company will continue to monitor developments, but will conclude this matter.

On October 22, 2010, NRS was named in a lawsuit filed in the U.S. District Court, Middle District of Florida, Orlando Division entitled Camille McCullough, and Melanie Monroe, Individually and on behalf of all others similarly situated v. National Association of Counties, NACo Research Foundation, NACo Financial Services Corp., NACo Financial Center, and Nationwide Retirement Solutions, Inc.  The Plaintiffs' First Amended Class Action Complaint and Demand for Jury Trial was filed on February 18, 2011.  If the Court determined that the Plan was governed by ERISA, then Plaintiffs sought to represent a class of "All natural persons in the U.S. who are currently employed or previously were employed at any point during the six years preceding the date Plaintiffs filed their Original Class Action Complaint, by a government entity that is or was a member of the National Association of Counties, and who participate or participated in the Section 457 Deferred Compensation Plan for Public Employees endorsed by the National Association of Counties and administered by Nationwide Retirement Solutions, Inc."  If the Court determined that the Plan was not governed by ERISA, then the Plaintiffs sough to represent a class of "All natural persons in the U.S. who are currently employed or previously were employed at any point during the four years preceding the date Plaintiffs filed their Original Class Action Complaint, by a government entity that is or was a member of the National Association of Counties, and who participate or participated in a Section 457 Deferred Compensation Plan for Public Employees endorsed by the National Association of Counties and administered by Nationwide Retirement Solutions, Inc."  The First Amended Complaint alleged ERISA Violation, Breach of Fiduciary Duty - NACo, Aiding and Abetting Breach of Fiduciary Duty - Nationwide, Breach of Fiduciary Duty - Nationwide, and Aiding and Abetting Breach of Fiduciary Duty - NACo.  The First Amended Complaint asked for actual damages, lost profits, lost opportunity costs, restitution, and/or other injunctive or other relief, including without limitation (a) ordering Nationwide and NACo to restore all plan losses, (b) ordering Nationwide to refund all fees associated with Nationwide's Plan to Plaintiffs and Class members, (c) ordering NACo and Nationwide to pay the expenses and losses incurred by Plaintiffs and/or any Class member as a proximate result of Defendants' breaches of fiduciary duty, (d) forcing NACo to forfeit the fees that NACo received from Nationwide for promoting and endorsing its Plan and disgorging all profits, benefits, and other compensation obtained by NACo from its wrongful conduct, and (e) awarding Plaintiff and Class members their reasonable and necessary attorney's fees and cost incurred in connection with this suit, punitive damages, and pre-judgment and post judgment interest, at the highest rates allowed by law, on the damages awarded.  On March 21, 2011, the Company filed a motion to dismiss the plaintiffs' first amended complaint. On July 1, 2011, the plaintiffs filed their motion for class certification and later sought to amend their complaint.  On November 25, 2011 the District Court entered an Order granting NACo's motion to dismiss, NRS's motion to dismiss, denying plaintiffs' motion to file an amended complaint, that all other remaining pending motions are moot, dismissing the class-wide claims with prejudice, dismissing individual claims without prejudice, and ordering the Clerk to close this case.  On December 27, 2011, the plaintiffs filed a notice of appeal.  The parties have agreed to resolve the dispute on an individual basis and as part of that settlement will not pursue any further appeal.  The Company intends to defend this case vigorously.

On December 27, 2006, NLIC and NRS were named as defendants in a lawsuit filed in Circuit Court, Cole County Missouri entitled State of Missouri, Office of Administration, and Missouri State Employees Deferred Comp Plan v. NLIC and NRS.  The complaint seeks recovery for breach of contract and breach of the implied covenant of good faith and fair dealing against NLIC and NRS as well as a breach of fiduciary duty against NRS.  The complaint seeks to recover the amount of the market value adjustment withheld by NLIC ($19 million), prejudgment interest, loss of investment income from ING due to the Companies’ assessment of the market value adjustment.  On March 8, 2007 the Companies filed a motion to remove this case from state court to federal court in Missouri.  On March 20, 2007 the State filed a motion to remand to state court and to stay court order.  On April 3, 2007 the case was remanded to state court.  On June 25, 2007 the Companies filed an Answer.  On October 16, 2009, the plaintiff filed a partial motion for summary judgment.  On November 20, 2009, the Companies filed a response to the plaintiff's motion for summary judgment and also filed a motion for summary judgment on behalf of the Companies.  On February 26, 2010, the court denied Missouri's partial motion for summary judgment and granted the Companies’ motion for summary judgment and dismissed the case.  On March 8, 2011, the Missouri Court of Appeals reversed the granting of the Companies’ motion for summary judgment and directed the trial court to enter judgment in favor of the State and against the Companies in the amount of $19 million, plus statutory interest at the rate of 9% per annum from June 2, 2006.  On March 22, 2011, the Companies filed with the Missouri Court of Appeals, a motion for rehearing and an application for transfer to the Supreme Court of Missouri.  On May 3, 2011, the Missouri Court of Appeals for the Western District overruled the Companies’ motion for rehearing and denied the motion to transfer the case to the Missouri Supreme

Court.  On June 28, 2011, the Companies’ application to the Missouri Supreme Court to hear a further appeal was denied.  On July 1, 2011, the Companies paid the amount of the judgment plus simple interest at 9%.  On August 9, 2011, the plaintiffs filed a Satisfaction of Judgment.

On June 8, 2011, NMIC and NLIC were named in a lawsuit filed in Court of Common Pleas, Cuyahoga County, Ohio entitled Stanley Andrews and Donald Clark, on their behalf and on behalf of the class defined herein v. Nationwide Mutual Insurance Company and Nationwide Life Insurance Company.  The complaint alleges that Nationwide has an obligation to review the Social Security Administration Death Master File database for all life insurance policyholders who have at least a 70% probability of being deceased according to actuarial tables.  The complaint further alleges that Nationwide is not conducting such a review.  The complaint seeks injunctive relief and declaratory judgment requiring Nationwide to conduct such a review, and alleges Nationwide has violated the covenant of good faith and fair dealing and has been unjustly enriched by not having conducted such reviews.  The complaint seeks certification as a class action.  Nationwide removed the case to federal court on July 6, 2011.  Plaintiffs filed a motion to remand to state court on August 8, 2011.  On October 26, 2011, the Northern District of Ohio remanded the case to Ohio State court.  Nationwide appealed the order to remand on November 4, 2011.  Including Andrews, there are four similar class actions in Ohio: two against Western & Southern; one against Cincinnati Life.  At the case management conference on November 21, 2011, the State Court ordered Plaintiffs to file an opposition to the motion to dismiss that Nationwide filed in federal court.  Plaintiffs filed their opposition to Nationwide’s motion to dismiss on December 19, 2011.  By order dated January 18, 2012, the State Court issued an order dismissing the lawsuit.  The court issued its opinion on January 23, 2012.  On January 30, 2012, plaintiffs filed their appeal.

Nationwide Investment Services Corporation

The general distributor, NISC, is not engaged in any litigation of any material nature.

Investment Company Act of 1940 Registration File No. 811- 08241

Securities Act of 1933 Registration File No. 333-28995

Appendix A: Underlying Mutual Funds

Below is a list of the available Sub-Accounts and information about the corresponding underlying mutual funds in which they invest.  The underlying mutual funds in which the Sub-Accounts invest are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.  There is no guarantee that the investment objectives will be met.  Please refer to the prospectus for each underlying mutual fund for more detailed information.

Designations Key:
STTF:	The underlying mutual fund corresponding to this Sub-Account assesses (or reserves the right to assess) a Short-Term Trading Fee (see "Short-Term Trading Fees" earlier in the prospectus).
FF:
The underlying mutual fund corresponding to this Sub-Account primarily invests in other mutual funds.  Therefore, a proportionate share of the fees and expenses of any acquired funds are indirectly borne by investors.  As a result, investors in this Sub-Account may incur higher charges than if the assets were invested in an underlying mutual fund that does not invest in other mutual funds.   Please refer to the prospectus for this underlying mutual fund for more information.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class B
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Long-term growth of capital.

AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein VPS Dynamic Asset Allocation Portfolio: Class B
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	Maximize total return consistent with the Adviser’s determination of reasonable risk.

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class I
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2006
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Capital growth by investing in common stocks. Income is a secondary objective.

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.

BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class III
Investment Advisor:	BlackRock Advisors, LLC
Sub-advisor:	BlackRock Investment Management, LLC; BlackRock International Limited
Investment Objective:	Seeks high total investment return.

Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P SmallCap 600 Index®.

Dreyfus Socially Responsible Growth Fund, Inc. (The): Initial Shares
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2004
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	Capital growth with current income as a secondary goal.

Dreyfus Stock Index Fund, Inc.: Initial Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	To match performance of the S&P 500.

Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
Investment Advisor:	The Dreyfus Corporation
Sub-advisor:	Fayez Sarofim & Co.
Investment Objective:	Long-term capital growth consistent with the preservation of capital.

Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Advisor:	Federated Investment Management Company
Investment Objective:	Current income.

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Designation: FF

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Designation: FF

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class
Investment Advisor:	Strategic Advisers Inc. Boston MA
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	High total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Designation: FF

Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company
Investment Objective:	Capital appreciation.

Designation: STTF

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research
& Analysis Company, Fidelity Investments Japan Limited, Fidelity
International Investment Advisors, Fidelity International Investment Advisors
(U.K.) Limited
Investment Objective:	Reasonable income.

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research
& Analysis Company, Fidelity International Investment Advisors, Fidelity
International Investment Advisors (U.K.) Limited, Fidelity Investments Japan
Limited
Investment Objective:	Capital appreciation.

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Service Class
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2007
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company, Fidelity Investments
Japan Limited, Fidelity International Investment Advisors, Fidelity International
Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income while also considering growth of capital.

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Service Class R
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Research & Analysis Company, Fidelity Investments
Japan Limited, Fidelity International Investment Advisors, Fidelity International
Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income while also considering growth of capital.

Designation: STTF

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	Fidelity Investments Money Management, Inc., Fidelity Research & Analysis
Company, Fidelity International Investment Advisors, Fidelity International
Investment Advisors (U.K.) Limited
Investment Objective:	High level of current income.

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research
& Analysis Company, Fidelity Investments Japan Limited, Fidelity
International Investment Advisors, Fidelity International Investment Advisors
(U.K.) Limited
Investment Objective:	Long-term growth of capital.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2002
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research
& Analysis Company, Fidelity International Investment Advisors, Fidelity
International Investment Advisors (U.K.) Limited, Fidelity Investments Japan
Limited
Investment Objective:	Long-term capital growth.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class R
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research
& Analysis Company, Fidelity International Investment Advisors, Fidelity
International Investment Advisors (U.K.) Limited, Fidelity Investments Japan
Limited
Investment Objective:	Long-term capital growth.

Designation: STTF

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2006
Investment Advisor:	Fidelity Management & Research Company
Sub-advisor:	FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research
& Analysis Company, Fidelity Investments Japan Limited, Fidelity
International Investment Advisors, Fidelity International Investment Advisors
(U.K.) Limited
Investment Objective:	Capital appreciation.

Franklin Templeton Variable Insurance Products Trust - Franklin Income Securities Fund: Class 2
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	Maximum income while maintaining prospects for capital appreciation.

Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 2
Investment Advisor:	Franklin Advisory Services, LLC
Investment Objective:	Long-term total return.

Franklin Templeton Variable Insurance Products Trust - Franklin Templeton VIP Founding Funds Allocation Fund: Class 2
Investment Advisor:	Franklin Templeton Services, LLC
Investment Objective:	Capital appreciation with income as a secondary goal.

Designation: FF

Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets Securities Fund: Class 3
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Advisor:	Templeton Asset Management, Ltd.
Investment Objective:	Long-term capital appreciation.

Designation: STTF

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 3
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2009
Investment Advisor:	Templeton Investment Counsel, LLC
Investment Objective:	Long-term capital growth.

Designation: STTF

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond Securities Fund: Class 3
Investment Advisor:	Franklin Advisers, Inc.
Investment Objective:	High current income, consistent with preservation of capital, with capital appreciation as a secondary consideration.

Designation: STTF

Goldman Sachs Variable Insurance Trust - Goldman Sachs Global Markets Navigator Fund: Service Shares
Investment Advisor:	Goldman Sachs Asset Management, L.P.
Investment Objective:	Seeks to achieve investment results that approximate the performance of the GS
Global Markets Navigator Index (the “Index”).

Huntington VA Funds - Huntington VA International Equity Fund
Investment Advisor:	Huntington Asset Advisors, Inc.
Investment Objective:	Seeks total return on its assets.

Huntington VA Funds - Huntington VA Situs Fund
Investment Advisor:	Huntington Asset Advisors, Inc.
Investment Objective:	Seeks long-term capital appreciation.

 Invesco - Invesco V.I. Mid Cap Core Equity Fund: Series II
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Long-term growth of capital.

Invesco - Invesco Van Kampen V.I. American Franchise Fund: Series II (formerly, Invesco - Invesco Van Kampen V.I. Capital Growth Fund: Series II)
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2012
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Capital appreciation.

Invesco - Invesco Van Kampen V.I. Mid Cap Growth Fund: Series II
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2012
Investment Advisor:	Invesco Advisers, Inc.
Investment Objective:	Capital growth.

Ivy Funds Variable Insurance Portfolios, Inc. - Asset Strategy
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	Seeks high total return over the long term.

 Ivy Funds Variable Insurance Portfolios, Inc. - High Income
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	Seeks a high level of current income and capital when consistent with its primary objective as a secondary objective.

Ivy Funds Variable Insurance Portfolios, Inc. - Mid Cap Growth
Investment Advisor:	Waddell & Reed Investment Management Company
Investment Objective:	Seeks to provide growth of investment.

Janus Aspen Series - Forty Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Janus Aspen Series - Global Technology Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Janus Aspen Series - Overseas Portfolio: Service Shares
Investment Advisor:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

JPMorgan Insurance Trust - JPMorgan Insurance Trust Mid Cap Value Portfolio: Class 1
Investment Advisor:	J.P. Morgan Investment Management Inc.
Investment Objective:	Capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

MFS® Variable Insurance Trust - MFS New Discovery Series: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.

MFS® Variable Insurance Trust - MFS Value Series: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	To seek capital appreciation.

MFS® Variable Insurance Trust II - MFS International Value Portfolio: Service Class
Investment Advisor:	Massachusetts Financial Services Company
Investment Objective:	The fund’s investment objective is to seek capital appreciation. MFS normally invests the fund’s assets primarily in foreign equity securities, including emerging market equity securities.

Nationwide Variable Insurance Trust - American Century NVIT Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.

Nationwide Variable Insurance Trust - American Century NVIT Multi Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.
Investment Objective:	The Fund seeks capital appreciation, and secondarily current income.

Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund seeks to provide high total return (including income and capital gains)
consistent with the preservation of capital over the long term.

Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund seeks to maximize an investors level of current income and preserve the investor's capital.

Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund is designed for investors seeking capital appreciation through stocks.

Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The Fund is designed for investors seeking capital appreciation principally through investment in stocks.

Nationwide Variable Insurance Trust - American Funds NVIT Growth-Income Fund: Class II
Investment Advisor:	Capital Research and Management Company
Investment Objective:	The fund seeks returns from both capital gains as well as income generated by dividends paid by stock issuers.

Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks to provide high current income.

Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks to provide high current income.

Designation: STTF

Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - Neuberger Berman NVIT Socially Responsible Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Management LLC
Investment Objective:	The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the fund's financial criteria and social policy.

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other Cardinal Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return through investment in both equity and fixed income securities.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Capital Appreciation Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other Cardinal Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Cardinal Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderate Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Cardinal Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Cardinal Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The fund seeks a high level of total return consistent with a moderately conservative level of risk.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks a high level of current income consistent with preserving capital.

Nationwide Variable Insurance Trust - NVIT Core Plus Bond Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Neuberger Berman Fixed Income LLC
Investment Objective:	The Fund seeks long-term total return consistent with reasonable risk.

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2002
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	The Boston Company Asset Management, LLC
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	The Boston Company Asset Management, LLC
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in emerging market countries.

Designation: STTF

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The fund seeks as high level of income as is consistent with the preserving of capital.

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2002
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund seeks long-term capital growth by investing primarily in equity securities of companies in Europe, Australasia, the Far East and other regions, including developing countries.

Designation: STTF

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class VIII
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks to match the performance of the MSCI, Inc. Europe, Australasia and Far East Index (“MSCI EAFE»
Index”) as closely as possible before the deduction of Fund expenses.

Designation: STTF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Aggressive Fund seeks maximum growth of capital consistent with a more aggressive level of risk as compared to other
Investor Destinations Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Balanced Fund seeks a high level of total return through investment in both equity and fixed-income securities.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Capital Appreciation Fund seeks growth of capital, but also seeks income consistent with a less aggressive level of risk as compared to other NVIT Investor Destinations Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Conservative Fund seeks a high level of total return consistent with a conservative level of risk as compared to other Investor
Destinations Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderate Fund seeks a high level of total return consistent with a moderate level of risk as compared to other Investor
Destinations Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Aggressive Fund seeks growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to other Investor Destinations Funds.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Investment Objective:	The NVIT Investor Destinations Moderately Conservative Fund seeks a high level of total return consistent with a moderately conservative level of risk.

Designation: FF

Nationwide Variable Insurance Trust - NVIT Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	The Boston Company Asset Management, LLC
Investment Objective:	The Fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	BlackRock Investment Management, LLC
Investment Objective:	The Fund seeks capital appreciation.

Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Federated Investment Management Company
Investment Objective:	The Fund seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity.

Nationwide Variable Insurance Trust - NVIT Multi Sector Bond Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Logan Circle Partners, L.P.
Investment Objective:	The Fund seeks to provide above average total return over a market cycle of three to five years.

 Nationwide Variable Insurance Trust - NVIT Multi-Manager International Growth Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc. and American Century Investment Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.

Designation: STTF

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	AllianceBernstein L.P.; JPMorgan Investment Management, Inc.
Investment Objective:	The Fund seeks long-term capital appreciation.

Designation: STTF

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Winslow Capital Management, Inc.; Neuberger Berman Management Inc. and
Wells Capital Management, Inc.;
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Goldman Sachs Asset Management, L.P.; Wellington Management Company,
LLP; The Boston Company Asset Management, LLC
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class II
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2010
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Goldman Sachs Asset Management, L.P.; Wellington Management Company,
LLP; The Boston Company Asset Management, LLC
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.; Neuberger Berman
Management LLC; Wells Capital Management, Inc.
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	American Century Investment Management, Inc.; Columbia Management
Investment Advisers, LLC; Thompson, Siegel & Walmsley LLC
Investment Objective:	The fund seeks long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Waddell & Reed Investment Management Company; OppenheimerFunds, Inc.
Investment Objective:	The Fund seeks capital growth.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc.; Epoch Investment Partners, Inc.; J.P.
Morgan Investment Management Inc.
Investment Objective:	The Fund seeks capital appreciation.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc.; Morgan Stanley Investment Management;
Neuberger Berman Management, Inc.; Putnam Investment Management, LLC;
and Waddell & Reed Investment Management Company
Investment Objective:	The Fund seeks capital appreciation.

Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Aberdeen Asset Management, Inc. and Diamond Hill Capital Management, Inc.
Investment Objective:	The Fund seeks total return through a flexible combination of capital appreciation and current income.

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Morgan Stanley Investment Management, Inc.
Investment Objective:	The Fund seeks current income and long-term capital appreciation.

Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value.

Nationwide Variable Insurance Trust - Templeton NVIT International Value Fund: Class III
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Templeton Investment Counsel, LLC
Investment Objective:	The Fund seeks to maximize total return consisting of capital appreciation and/or current income.

Designation: STTF

Nationwide Variable Insurance Trust - Van Kampen NVIT Comstock Value Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Invesco Advisers, Inc.
Investment Objective:	The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and convertible securities.

Neuberger Berman Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2012
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman Fixed Income LLC
Investment Objective:	Highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal.

Neuberger Berman Advisers Management Trust - AMT Small Cap Growth Portfolio: S Class
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	Long-term capital growth.

Neuberger Berman Advisers Management Trust - AMT Socially Responsive Portfolio: I Class
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2008
Investment Advisor:	Neuberger Berman Management LLC
Sub-advisor:	Neuberger Berman, LLC
Investment Objective:	Long-term growth by investing primarily in securities of companies that meet financial criteria and social policy.

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 3
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Designation: STTF

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Non-Service Shares
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2003
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Class 3
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2009
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	High level of current income.

Designation: STTF

Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Non-Service Shares
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2007
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	High level of current income.

Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	High total return which includes growth in the value of its shares as well as current income from equity and debt securities.

Oppenheimer Variable Account Funds - Oppenheimer Main Street Small- & Mid-Cap Fund®/VA: Non-Service Shares
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation.

Oppenheimer Variable Account Funds - Oppenheimer Small- & Mid-Cap Growth Fund/VA: Non-Service Shares
Investment Advisor:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation.

PIMCO Variable Insurance Trust - All Asset Portfolio: Advisor Class
Investment Advisor:	Pacific Investment Management Company LLC
Sub-advisor:	Research Affiliates
Investment Objective:	The fund seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Designation: FF

PIMCO Variable Insurance Trust - Foreign Bond Portfolio (Unhedged): Advisor Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	Seeks maximum total return consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed
Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

PIMCO Variable Insurance Trust - Low Duration Portfolio: Advisor Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	Seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

 PIMCO Variable Insurance Trust - Total Return Portfolio: Advisor Class
Investment Advisor:	Pacific Investment Management Company LLC
Investment Objective:	The fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II
Investment Advisor:	T. Rowe Price Investment Services
Investment Objective:	Long-term capital appreciation.

The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class I
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2009
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	Above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

The Universal Institutional Funds, Inc. - Emerging Markets Debt Portfolio: Class I
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2004
Investment Advisor:	Morgan Stanley Investment Management Inc.
Investment Objective:	High total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Van Eck VIP Trust - Van Eck VIP Emerging Markets Fund: Initial Class
This underlying mutual fund is only available in contracts for which good order applications were received before May 1, 2012
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Van Eck VIP Trust - Van Eck VIP Global Hard Assets Fund: Initial Class
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2012
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in hard asset securities.
Income is a secondary consideration.

Van Eck VIP Trust - Van Eck VIP Global Hard Assets Fund: Service Class
Investment Advisor:	Van Eck Associates Corporation
Investment Objective:	Long-term capital appreciation by investing primarily in hard asset securities.
Income is a secondary consideration.

Wells Fargo Advantage Variable Trust - Wells Fargo Advantage VT Small Cap Growth Fund: Class 2
Investment Advisor:	Wells Fargo Funds Management, LLC
Sub-advisor:	Wells Capital Management Inc.
Investment Objective:	Long-term capital appreciation.

Appendix B: Condensed Financial Information

The following tables list the Condensed Financial Information (the Accumulation Unit value information for Accumulation Units outstanding) for contracts with no optional benefits (the minimum Variable Account charge of 0.95%) and contracts with all optional benefits available on December 31, 2011 (the maximum Variable Account charge of 3.95%).  The term "Period" is defined as a complete calendar year, unless otherwise noted.  Those Periods with an asterisk (*) reflect Accumulation Unit information for a partial year only.  Should the Variable Account charges applicable to your contract fall between the maximum and minimum charges, and you wish to see a copy of the Condensed Financial Information applicable to your contract, please contact the Service Center to request the Statement of Additional Information.

The following Sub-Accounts were added to the Variable Account effective May 1, 2012, therefore, no Condensed Financial Information is available:

AllianceBernstein Variable Products Series Fund, Inc.
•	AllianceBerstein VPS Dynamic Asset Allocation Portfolio: Class B

Goldman Sachs Variable Insurance Trust
•	Goldman Sachs Global Markets Navigator Fund: Service Shares

Invesco
•	Invesco V.I. Mid Cap Core Equity Fund: Series II
•	Invesco Van Kampen V.I. American Franchise Fund: Series II
•	Invesco Van Kampen V.I. Mid Cap Growth Fund: Series II

Ivy funds Variable Insurance Portfolios, Inc.
•	High Income
•	Mid Cap Growth

MFS® Variable Insurance Trust
•	MFS New Discovery Series: Service Class

PIMCO Variable Insurance Trust
•	All Asset Portfolio: Advisor Class

Van Eck VIP Trust
•	Van Eck VIP Global Hard Assets Fund: Service Class

No Additional Contract Options Elected Total - 0.95%
Variable account charges of the daily net assets of the variable account - 0.95%
AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class B - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.011289	9.966513	-9.49%	142,980
2010	8.781806	11.011289	25.39%	148,375
2009	6.214888	8.781806	41.30%	160,259
2008*	10.000000	6.214888	-37.85%	121,352
American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	13.077251	14.474697	10.69%	1,778,312
2010	12.559712	13.077251	4.12%	1,839,304
2009	11.504963	12.559712	9.17%	2,123,553
2008	11.802815	11.504963	-2.52%	2,068,283
2007	10.883351	11.802815	8.45%	1,364,541
2006	10.815767	10.883351	0.62%	1,172,362
2005	10.751209	10.815767	0.60%	1,467,998
2004	10.258243	10.751209	4.81%	1,050,182
2003*	10.000000	10.258243	2.58%	376,225

American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	14.348033	14.654280	2.13%	1,238,976
2010	12.690325	14.348033	13.06%	1,541,692
2009	10.848764	12.690325	16.97%	1,897,741
2008	16.744192	10.848764	-35.21%	2,320,206
2007	16.917061	16.744192	-1.02%	2,931,156
2006	14.586411	16.917061	15.98%	3,444,606
2005	14.074150	14.586411	3.64%	4,615,071
2004	12.575258	14.074150	11.92%	5,510,499
2003	9.814828	12.575258	28.13%	6,227,886
2002	12.289665	9.814828	-20.14%	6,377,032
American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	12.217384	12.017634	-1.63%	315,765
2010	10.343091	12.217384	18.12%	352,146
2009	8.035950	10.343091	28.71%	369,808
2008	10.724193	8.035950	-25.07%	494,309
2007	11.083121	10.724193	-3.24%	384,408
2006*	10.000000	11.083121	10.83%	261,576
BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class III - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	13.155568	12.556505	-4.55%	708,416
2010	12.100570	13.155568	8.72%	573,190
2009*	10.000000	12.100570	21.01%	345,344
Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	15.718089	15.656696	-0.39%	482,751
2010	12.611563	15.718089	24.63%	539,400
2009	10.183859	12.611563	23.84%	958,155
2008	14.882353	10.183859	-31.57%	1,181,554
2007	15.124914	14.882353	-1.60%	866,204
2006	13.346255	15.124914	13.33%	1,009,375
2005	12.565056	13.346255	6.22%	1,328,911
2004	10.407808	12.565056	20.73%	1,540,213
2003	7.626313	10.407808	36.47%	1,147,923
2002*	10.000000	7.626313	-23.74%	253,906
Dreyfus Socially Responsible Growth Fund, Inc. (The): Initial Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	12.163802	12.157073	-0.06%	1,056,209
2010	10.695755	12.163802	13.73%	1,259,253
2009	8.073183	10.695755	32.48%	1,466,458
2008	12.429562	8.073183	-35.05%	1,741,086
2007	11.642959	12.429562	6.76%	2,192,698
2006	10.763956	11.642959	8.17%	2,572,597
2005	10.487708	10.763956	2.63%	3,360,662
2004	9.969151	10.487708	5.20%	4,261,513
2003	7.987645	9.969151	24.81%	4,718,600
2002	11.349542	7.987645	-29.62%	5,328,865

Dreyfus Stock Index Fund, Inc.: Initial Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	14.404246	14.535581	0.91%	7,167,939
2010	12.663310	14.404246	13.75%	8,684,468
2009	10.119785	12.663310	25.13%	10,097,504
2008	16.253957	10.119785	-37.74%	11,845,450
2007	15.591338	16.253957	4.25%	14,529,354
2006	13.628340	15.591338	14.40%	17,244,709
2005	13.142116	13.628340	3.70%	22,221,850
2004	11.992131	13.142116	9.59%	26,967,465
2003	9.431842	11.992131	27.15%	29,991,213
2002	12.265220	9.431842	-23.10%	32,543,566
Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	16.276326	17.574938	7.98%	1,224,440
2010	14.249671	16.276326	14.22%	1,238,074
2009	11.738307	14.249671	21.39%	1,369,567
2008	16.822151	11.738307	-30.22%	1,658,742
2007	15.853607	16.822151	6.11%	2,000,724
2006	13.741095	15.853607	15.37%	2,459,480
2005	13.290671	13.741095	3.39%	3,349,509
2004	12.773575	13.290671	4.05%	4,118,795
2003	10.642941	12.773575	20.02%	4,718,834
2002	12.901502	10.642941	-17.51%	4,821,716
Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	16.817912	17.037121	1.30%	2,016,270
2010	15.648396	16.817912	7.47%	2,570,111
2009	13.117837	15.648396	19.29%	3,090,100
2008	14.284699	13.117837	-8.17%	3,692,418
2007	13.685663	14.284699	4.38%	4,463,099
2006	13.265501	13.685663	3.17%	4,856,315
2005	13.220856	13.265501	0.34%	6,369,737
2004	12.881356	13.220856	2.64%	7,095,885
2003	12.427549	12.881356	3.65%	8,143,242
2002	11.478449	12.427549	8.27%	7,863,778
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.555121	11.413052	-1.23%	210,294
2010	10.347901	11.555121	11.67%	212,456
2009	8.414756	10.347901	22.97%	286,582
2008	11.338890	8.414756	-25.79%	295,545
2007	10.537213	11.338890	7.61%	189,261
2006*	10.000000	10.537213	5.37%	27,732
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.108466	10.879397	-2.06%	235,919
2010	9.792985	11.108466	13.43%	230,809
2009	7.677586	9.792985	27.55%	181,489
2008	11.519520	7.677586	-33.35%	167,409
2007	10.557260	11.519520	9.11%	145,528
2006*	10.000000	10.557260	5.57%	68,193

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.686531	10.299821	-3.62%	100,965
2010	9.300869	10.686531	14.90%	86,534
2009	7.145920	9.300869	30.16%	88,017
2008	11.650666	7.145920	-38.67%	102,756
2007	10.577460	11.650666	10.15%	76,760
2006*	10.000000	10.577460	5.77%	18,981
Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.563299	9.919118	-6.10%	693,938
2010	8.950007	10.563299	18.03%	762,961
2009	6.122950	8.950007	46.17%	972,948
2008	13.557931	6.122950	-54.84%	1,194,207
2007	9.398800	13.557931	44.25%	994,326
2006*	10.000000	9.398800	-6.01%	396,724
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	14.790710	14.776315	-0.10%	4,698,682
2010	12.974852	14.790710	14.00%	5,908,009
2009	10.073962	12.974852	28.80%	7,407,926
2008	17.751389	10.073962	-43.25%	8,906,341
2007	17.672051	17.751389	0.45%	11,229,164
2006	14.857681	17.672051	18.94%	12,664,083
2005	14.183136	14.857681	4.76%	15,983,566
2004	12.885834	14.183136	10.32%	18,906,340
2003	9.967020	12.855834	28.98%	19,758,595
2002	12.123397	9.967020	-17.79%	18,534,617
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	14.250682	14.135507	-0.81%	3,696,902
2010	11.597350	14.250682	22.88%	4,413,024
2009	9.136775	11.597350	26.93%	5,111,864
2008	17.481983	9.136775	-47.74%	6,031,171
2007	13.912262	17.481983	25.66%	7,830,177
2006	13.159446	13.912262	5.72%	8,331,924
2005	12.572083	13.159446	4.67%	10,918,404
2004	12.291519	12.572083	2.28%	13,879,302
2003	9.345645	12.291519	31.52%	16,698,958
2002	13.517575	9.345645	-30.86%	17,097,622
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	13.014661	13.397380	2.94%	1,227,894
2010	11.547337	13.014661	12.71%	1,585,321
2009	8.108574	11.547337	42.41%	2,016,517
2008	10.924407	8.108574	-25.78%	2,700,244
2007	10.744327	10.924407	1.68%	3,719,558
2006	9.756538	10.744327	10.12%	5,694,880
2005	9.607448	9.756538	1.55%	7,303,219
2004	8.860680	9.607448	8.43%	8,889,914
2003	7.045440	8.860680	25.76%	10,624,626
2002	6.864641	7.045440	2.63%	9,076,687

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Service Class R - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.715202	12.067766	3.01%	1,178,331
2010	10.405860	11.715202	12.58%	1,420,221
2009	7.299062	10.405860	42.56%	1,794,764
2008	9.822626	7.299062	-25.69%	1,278,287
2007*	10.000000	9.822626	-1.77%	979,007
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	13.232986	14.052458	6.19%	1,622,008
2010	12.407121	13.232986	6.66%	2,111,646
2009	10.828838	12.407121	14.57%	2,417,242
2008	11.311086	10.828838	-4.26%	1,740,137
2007	10.958641	11.311086	3.22%	2,001,394
2006	10.607357	10.958641	3.31%	1,586,982
2005	10.490587	10.607357	1.11%	1,351,167
2004	10.152709	10.490587	3.33%	763,425
2003*	10.000000	10.152709	1.53%	253,907
Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.970988	10.586731	-11.56%	1,199,882
2010	9.390402	11.970988	27.48%	1,460,171
2009	6.771027	9.390402	38.69%	1,302,714
2008	11.300835	6.771027	-40.08%	1,209,110
2007	9.879737	11.300835	14.38%	1,166,412
2006*	10.000000	9.879737	-1.20%	590,919
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	15.254762	12.506931	-18.01%	433,731
2010	13.630109	15.254762	11.92%	534,117
2009	10.883459	13.630109	25.24%	670,866
2008	19.574270	10.883459	-44.40%	824,298
2007	16.861667	19.574270	16.09%	1,047,985
2006	14.432708	16.861667	16.83%	1,260,983
2005	12.247224	14.432708	17.84%	1,670,693
2004	10.895150	12.247224	12.41%	2,033,030
2003	7.680997	10.895150	41.85%	2,416,526
2002	9.735184	7.680997	-21.10%	3,152,328
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class R - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	15.395747	12.611184	-18.09%	601,959
2010	13.753970	15.395747	11.94%	730,902
2009	10.977800	13.753970	25.29%	1,026,265
2008	19.748522	10.977800	-44.41%	1,243,059
2007	17.009083	19.748522	16.11%	1,661,370
2006	14.558529	17.009083	16.83%	1,862,957
2005	12.358880	14.558529	17.80%	2,366,689
2004	10.993637	12.358880	12.42%	2,334,274
2003	7.747856	10.993637	41.89%	1,936,492
2002*	10.000000	7.747856	-22.52%	726,014

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	15.205010	13.728233	-9.71%	267,564
2010	12.139346	15.205010	25.25%	341,523
2009	7.786548	12.139346	55.90%	472,696
2008	16.101307	7.786548	-51.64%	435,006
2007	15.394529	16.101307	4.59%	554,440
2006	13.375338	15.394529	15.10%	573,305
2005	13.166913	13.375338	1.58%	878,442
2004	11.661980	13.166913	12.90%	1,204,275
2003	7.461630	11.661980	56.29%	1,077,765
2002*	10.000000	7.461630	-25.38%	234,553
Franklin Templeton Variable Insurance Products Trust - Franklin Income Securities Fund: Class 2 - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.961999	12.131090	1.41%	1,000,383
2010	10.718361	11.961999	11.60%	1,076,232
2009	7.980471	10.718361	34.31%	1,246,350
2008	11.453838	7.980471	-30.32%	1,140,138
2007	11.145580	11.453838	2.77%	1,380,236
2006*	10.000000	11.145580	11.46%	604,332
Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 2 - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.611363	10.115536	-4.67%	473,685
2010	8.355085	10.611363	27.00%	995,169
2009	6.531004	8.355085	27.93%	771,258
2008	9.843856	6.531004	-33.65%	759,300
2007	10.181083	9.843856	-3.31%	616,958
2006*	10.000000	10.181083	1.81%	467,577
Franklin Templeton Variable Insurance Products Trust - Franklin Templeton VIP Founding Funds Allocation Fund: Class 2 -
Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.318350	9.087691	-2.48%	127,521
2010	8.532754	9.318350	9.21%	131,758
2009	6.613814	8.532754	29.01%	86,113
2008*	10.000000	6.613814	-33.86%	27,914
Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets Securities Fund: Class 3 - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	12.719572	10.600826	-16.66%	209,696
2010	10.927693	12.719572	16.40%	313,276
2009	6.390682	10.927693	70.99%	443,195
2008	13.632611	6.390682	-53.12%	214,545
2007	10.694898	13.632611	27.47%	626,652
2006*	10.000000	10.694898	6.95%	103,519
Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 3 - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.721158	9.485453	-11.53%	222,224
2010	9.984556	10.721158	7.38%	254,407
2009	7.347316	9.984556	35.89%	469,094
2008	12.444502	7.347316	-40.96%	433,439
2007	10.883429	12.444502	14.34%	350,277
2006*	10.000000	10.883429	8.83%	146,244

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond Securities Fund: Class 3 - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	16.139020	15.853371	-1.77%	1,177,175
2010	14.245372	16.139020	13.29%	1,274,704
2009	12.117643	14.245372	17.56%	1,127,875
2008	11.518924	12.117643	5.20%	1,280,417
2007	10.474393	11.518924	9.97%	924,915
2006*	10.000000	10.474393	4.74%	307,769
Huntington VA Funds - Huntington VA International Equity Fund - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.319750	9.041019	-12.39%	5,158
2010*	10.000000	10.319750	3.20%	366
Huntington VA Funds - Huntington VA Situs Fund - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.295511	11.086505	-1.85%	20,801
2010*	10.000000	11.295511	12.96%	12
Ivy Funds Variable Insurance Portfolios, Inc. - Asset Strategy - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	24.050210	22.105593	-8.09%	302,769
2010	22.342511	24.050210	7.64%	274,270
2009*	10.000000	22.342511	23.86%	171,698
Janus Aspen Series - Forty Portfolio: Service Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.050055	9.263749	-7.82%	2,754,178
2010	9.528992	10.050055	5.47%	3,721,301
2009	6.588604	9.528992	44.63%	4,684,644
2008	11.944469	6.588604	-44.84%	5,143,244
2007	8.826170	11.944469	35.33%	6,088,011
2006	8.166150	8.826170	8.08%	4,710,519
2005	7.324540	8.166150	11.49%	6,015,999
2004	6.268456	7.324540	16.85%	6,891,137
2003	5.263552	6.268456	19.09%	7,959,646
2002	6.320884	5.263552	-16.73%	9,544,525
Janus Aspen Series - Global Technology Portfolio: Service Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	5.177274	4.684211	-9.52%	1,171,961
2010	4.201804	5.177274	23.22%	1,427,029
2009	2.703756	4.201804	55.41%	1,705,569
2008	4.872056	2.703756	-44.50%	1,996,954
2007	4.041990	4.872056	20.54%	2,558,198
2006	3.784405	4.041990	6.81%	2,238,780
2005	3.425003	3.784405	10.49%	2,722,770
2004	3.438379	3.425003	-0.39%	3,389,369
2003	2.369918	3.438379	45.08%	4,202,497
2002	4.050734	2.369918	-41.49%	5,465,944

Janus Aspen Series - Overseas Portfolio: Service Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	17.920745	12.010491	-32.98%	1,157,892
2010	14.472005	17.920745	23.83%	1,403,093
2009	8.159176	14.472005	77.37%	1,791,462
2008	17.243848	8.159176	-52.68%	2,286,059
2007	13.599656	17.243848	26.80%	2,954,089
2006	9.363535	13.599656	45.24%	2,603,441
2005	7.164672	9.363535	30.69%	3,099,450
2004	6.094511	7.164672	17.56%	3,714,687
2003	4.573528	6.094511	33.26%	4,577,965
2002	6.219459	4.573528	-26.46%	6,343,194
JPMorgan Insurance Trust - JPMorgan Insurance Trust Mid Cap Value Portfolio: Class 1 - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	14.718963	14.894463	1.19%	210,458
2010	12.036907	14.718963	22.28%	260,724
2009	9.591663	12.036907	25.49%	306,114
2008	14.498321	9.591663	-33.84%	400,186
2007	14.287585	14.498321	1.47%	620,568
2006	12.345283	14.287585	15.73%	761,128
2005	11.412057	12.345283	8.18%	1,533,082
2004*	10.000000	11.412057	14.12%	698,497
MFS® Variable Insurance Trust - MFS Value Series: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.519780	10.371441	-1.41%	1,202,150
2010	9.549524	10.519780	10.16%	1,275,049
2009	7.873436	9.549524	21.29%	1,455,685
2008	11.818795	7.873436	-33.38%	1,259,451
2007	11.090588	11.818795	6.57%	1,225,913
2006*	10.000000	11.090588	10.91%	1,147,324
MFS® Variable Insurance Trust II - MFS International Value Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.774935	10.483109	-2.71%	248,969
2010*	10.000000	10.774935	7.75%	36,477
Nationwide Variable Insurance Trust - American Century NVIT Growth Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	8.857217	8.712657	-1.63%	1,344,544
2010	7.498802	8.857217	18.12%	1,511,148
2009	5.672153	7.498802	32.20%	1,762,450
2008	9.342938	5.672153	-39.29%	2,008,846
2007	7.890812	9.342938	18.40%	2,616,604
2006	7.503486	7.890812	5.16%	3,235,450
2005	7.112875	7.503486	5.49%	4,456,055
2004	6.639521	7.112875	7.13%	5,486,331
2003	5.049848	6.639521	31.48%	6,450,984
2002	7.152671	5.049848	-29.40%	7,281,145
Nationwide Variable Insurance Trust - American Century NVIT Multi Cap Value Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	14.031133	13.987992	-0.31%	2,966,278
2010	12.484701	14.031133	12.39%	3,972,371
2009*	10.000000	12.484701	24.85%	10,129

Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.404216	10.401319	-0.03%	714,148
2010	9.377085	10.404216	10.95%	900,203
2009	7.670922	9.377085	22.24%	1,088,236
2008	11.028289	7.670922	-30.44%	1,132,632
2007	10.490389	11.028289	5.13%	1,064,813
2006*	10.000000	10.490389	4.90%	440,669
Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.120547	11.645656	4.72%	645,899
2010	10.592676	11.120547	4.98%	701,913
2009	9.535719	10.592676	11.08%	777,836
2008	10.681685	9.535719	-10.73%	794,864
2007	10.472392	10.681685	2.00%	985,203
2006*	10.000000	10.472392	4.72%	436,457
Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.469029	10.302734	-10.17%	534,290
2010	10.403352	11.469029	10.24%	739,912
2009	7.417275	10.403352	40.26%	793,963
2008	12.203617	7.417275	-39.22%	750,084
2007	10.773700	12.203617	13.27%	676,256
2006*	10.000000	10.773700	7.74%	378,992
Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.150050	9.582479	-5.59%	1,421,918
2010	8.669986	10.150050	17.07%	1,589,193
2009	6.307117	8.669986	37.46%	1,756,831
2008	11.414370	6.307117	-44.74%	1,105,922
2007	10.299018	11.414370	10.83%	794,104
2006*	10.000000	10.299018	2.99%	388,040
Nationwide Variable Insurance Trust - American Funds NVIT Growth-Income Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	8.580214	8.308872	-3.16%	499,025
2010	7.805765	8.580214	9.92%	490,740
2009	6.030005	7.805765	29.45%	431,876
2008	9.829384	6.030005	-38.65%	343,229
2007*	10.000000	9.829384	-1.71%	148,602
Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	18.174511	18.689512	2.83%	506,746
2010	16.215688	18.174511	12.08%	666,549
2009	11.213252	16.215688	44.61%	856,132
2008	15.721095	11.213252	-28.67%	1,067,837
2007	15.390286	15.721095	2.15%	1,414,000
2006	14.047948	15.390286	9.56%	1,863,390
2005	13.852569	14.047948	1.41%	2,588,633
2004	12.702877	13.852569	9.05%	4,123,229
2003	10.488660	12.702877	21.11%	4,518,441
2002	10.258387	10.488660	2.24%	3,829,969

Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class III - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	13.542785	13.925102	2.82%	823,425
2010	12.082539	13.542785	12.09%	983,092
2009	8.350489	12.082539	44.69%	1,160,961
2008	11.725142	8.350489	-28.78%	1,012,373
2007	11.474698	11.725142	2.18%	1,113,400
2006	10.474309	11.474698	9.55%	982,241
2005*	10.000000	10.474309	4.74%	745,571
Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	8.933624	7.820800	-12.46%	2,900,512
2010	7.801655	8.933624	14.51%	3,630,813
2009	5.149362	7.801655	51.51%	4,779,464
2008*	10.000000	5.149362	-48.51%	4,995
Nationwide Variable Insurance Trust - Neuberger Berman NVIT Socially Responsible Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.790510	9.389325	-4.10%	156,153
2010	7.998316	9.790510	22.41%	84,693
2009	6.139089	7.998316	30.29%	177,534
2008*	10.000000	6.139089	-38.61%	501,132
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Aggressive Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.285006	8.610358	-7.27%	117,268
2010	8.154464	9.285006	13.86%	90,673
2009	6.372240	8.154464	27.97%	108,871
2008*	10.000000	6.372240	-36.28%	50,137
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.302913	10.067963	-2.28%	230,648
2010	9.421327	10.302913	9.36%	200,546
2009	7.938247	9.421327	18.68%	84,820
2008*	10.000000	7.938247	-20.62%	64,965
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Capital Appreciation Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.877084	9.446137	-4.36%	186,816
2010	8.872557	9.877084	11.32%	196,470
2009	7.214380	8.872557	22.98%	66,814
2008*	10.000000	7.214380	-27.86%	70,150
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.766211	10.814610	0.45%	239,287
2010	10.177342	10.766211	5.79%	266,903
2009	9.091244	10.177342	11.95%	156,907
2008*	10.000000	9.091244	-9.09%	157,876
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderate Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.090736	9.761924	-3.26%	457,312
2010	9.147371	10.090736	10.31%	454,489
2009	7.573033	9.147371	20.79%	294,696
2008*	10.000000	7.573033	-24.27%	197,967

Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Aggressive Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.639659	9.102215	-5.58%	208,141
2010	8.588829	9.639659	12.23%	232,906
2009	6.850462	8.588829	25.38%	156,624
2008*	10.000000	6.850462	-31.50%	81,188
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.472530	10.345184	-1.22%	250,160
2010	9.696966	10.472530	8.00%	241,900
2009	8.319130	9.696966	16.56%	203,188
2008*	10.000000	8.319130	-16.81%	80,414
Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.291133	11.921719	5.58%	245,536
2010	10.648045	11.291133	6.04%	213,850
2009	9.882105	10.648045	7.75%	185,568
2008*	10.000000	9.882105	-1.18%	37,530
Nationwide Variable Insurance Trust - NVIT Core Plus Bond Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	12.184889	12.799331	5.04%	119,444
2010	11.378498	12.184889	7.09%	85,104
2009	9.866034	11.378498	15.33%	147,577
2008*	10.000000	9.866034	-1.34%	18,453
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	26.807845	20.612219	-23.11%	14,456
2010	23.296502	26.807845	15.07%	17,949
2009	14.401657	23.296502	61.76%	28,301
2008	34.424173	14.401657	-58.16%	33,828
2007	23.874248	34.424173	44.19%	53,588
2006	17.629332	23.874248	35.42%	71,673
2005	13.418473	17.629332	31.38%	89,542
2004	11.219753	13.418473	19.60%	98,883
2003	6.853997	11.219753	63.70%	172,985
2002	8.162972	6.853997	-16.04%	215,319
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class III - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	29.398051	22.598691	-23.13%	514,817
2010	25.538874	29.398051	15.11%	722,100
2009	15.771389	25.538874	61.93%	827,941
2008	37.758812	15.771389	-58.23%	868,769
2007	26.192444	37.758812	44.16%	1,349,728
2006	19.351540	26.192444	35.35%	1,237,117
2005	14.727346	19.351540	31.40%	1,403,508
2004	12.312811	14.727346	19.61%	916,838
2003	7.523761	12.312811	63.65%	664,957
2002*	10.000000	7.523761	-24.76%	166,114

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	17.819570	18.931293	6.24%	4,071,870
2010	17.169467	17.819570	3.79%	4,997,308
2009	16.880335	17.169467	1.71%	6,244,062
2008	15.820940	16.880335	6.70%	8,464,151
2007	14.906445	15.820940	6.13%	9,350,766
2006	14.562456	14.906445	2.36%	9,949,714
2005	14.237106	14.562456	2.29%	12,119,898
2004	13.919582	14.237106	2.28%	14,035,891
2003	13.777493	13.919582	1.03%	17,539,627
2002	12.533031	13.777493	9.93%	22,330,243
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	12.276194	10.972422	-10.62%	198,886
2010	10.939868	12.276194	12.22%	12,002
2009	8.514172	10.939868	28.49%	17,226
2008	15.935049	8.514172	-46.57%	25,909
2007	12.653726	15.935049	25.93%	24,020
2006	9.607565	12.653726	31.71%	27,504
2005	7.449087	9.607565	28.98%	39,845
2004	6.585740	7.449087	13.11%	44,344
2003	4.902449	6.585740	34.34%	55,034
2002	6.521536	4.902449	-24.83%	67,062
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class III - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	19.469112	17.401507	-10.62%	373,494
2010	17.353010	19.469112	12.19%	420,497
2009	13.510616	17.353010	28.44%	507,950
2008	25.278439	13.510616	-46.55%	509,655
2007	20.072670	25.278439	25.93%	691,997
2006	15.242174	20.072670	31.69%	590,272
2005	11.820992	15.242174	28.94%	413,972
2004	10.436447	11.820992	13.27%	173,069
2003	7.785605	10.436447	34.05%	103,801
2002*	10.000000	7.785605	-22.14%	31,496
Nationwide Variable Insurance Trust - NVIT International Index Fund: Class VIII - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.015626	7.782692	-13.68%	221,649
2010	8.475041	9.015626	6.38%	231,954
2009	6.652935	8.475041	27.39%	227,221
2008	11.802629	6.652935	-43.63%	150,701
2007	10.893665	11.802629	8.34%	175,734
2006*	10.000000	10.893665	8.94%	33,638
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	14.159421	13.473818	-4.84%	790,741
2010	12.470836	14.159421	13.54%	921,331
2009	9.897697	12.470836	26.00%	930,885
2008	15.822149	9.897697	-37.44%	1,031,280
2007	15.076422	15.822149	4.95%	1,057,590
2006	13.023752	15.076422	15.76%	1,131,961
2005	12.182097	13.023752	6.91%	1,166,726
2004	10.786048	12.182097	12.94%	1,135,886
2003	8.257845	10.786048	30.62%	634,705
2002*	10.000000	8.257845	-17.42%	211,483

Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	12.580870	12.571832	-0.07%	144,335
2010	11.566339	12.580870	8.77%	151,954
2009*	10.000000	11.566339	15.66%	15,067
Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	13.456927	13.204625	-1.87%	45,142
2010	12.127012	13.456927	10.97%	44,158
2009*	10.000000	12.127012	21.27%	27,294
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	13.076004	13.331630	1.95%	971,880
2010	12.466778	13.076004	4.89%	1,139,859
2009	11.538170	12.466778	8.05%	1,286,869
2008	12.395396	11.538170	-6.92%	1,602,433
2007	11.875877	12.395396	4.37%	1,642,331
2006	11.293349	11.875877	5.16%	1,861,688
2005	11.036413	11.293349	2.33%	2,047,715
2004	10.646939	11.036413	3.66%	2,176,847
2003	9.961441	10.646939	6.88%	2,382,516
2002*	10.000000	9.961441	-0.39%	981,020
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	13.883067	13.745885	-0.99%	4,077,802
2010	12.637019	13.883067	9.86%	5,153,681
2009	10.709012	12.637019	18.00%	6,301,413
2008	14.077055	10.709012	-23.93%	5,702,615
2007	13.451529	14.077055	4.65%	6,947,994
2006	12.195622	13.451529	10.30%	6,956,120
2005	11.687667	12.195622	4.35%	7,138,865
2004	10.772510	11.687667	8.50%	6,577,206
2003	9.059272	10.772510	18.91%	5,250,561
2002*	10.000000	9.059272	-9.41%	2,892,694
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	14.197419	13.763764	-3.05%	1,545,483
2010	12.703181	14.197419	11.76%	1,980,760
2009	10.310131	12.703181	23.21%	2,303,330
2008	15.171662	10.310131	-32.04%	2,775,219
2007	14.430448	15.171662	5.14%	3,259,531
2006	12.719036	14.430448	13.46%	3,293,958
2005	11.992565	12.719036	6.06%	3,535,039
2004	10.801375	11.992565	11.03%	3,102,070
2003	8.610682	10.801375	25.44%	2,385,423
2002*	10.000000	8.610682	-13.89%	905,810

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	13.664039	13.813646	1.09%	1,429,541
2010	12.712419	13.664039	7.49%	1,741,472
2009	11.203036	12.712419	13.47%	2,167,237
2008	13.313383	11.203036	-15.85%	2,332,755
2007	12.697763	13.313383	4.85%	2,642,014
2006	11.823364	12.697763	7.40%	2,693,910
2005	11.423984	11.823364	3.50%	2,991,084
2004	10.763028	11.423984	6.14%	3,028,845
2003	9.557034	10.763028	12.62%	2,802,894
2002*	10.000000	9.557034	-4.43%	1,218,823
Nationwide Variable Insurance Trust - NVIT Large Cap Growth Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	13.984922	13.542915	-3.16%	9,557,287
2010	12.977046	13.984922	7.77%	12,605,015
2009*	10.000000	12.977046	29.77%	49,359
Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	25.674999	24.784540	-3.47%	1,167,563
2010	20.539433	25.674999	25.00%	1,465,714
2009	15.163130	20.539433	35.46%	1,896,818
2008	24.094306	15.163130	-37.07%	2,260,394
2007	22.616912	24.094306	6.53%	2,818,589
2006	20.778390	22.616912	8.85%	3,242,066
2005	18.713055	20.778390	11.04%	3,964,972
2004	16.324362	18.713055	14.63%	4,420,340
2003	12.239605	16.324362	33.37%	4,257,414
2002	14.589867	12.239605	-16.11%	4,053,421
Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	12.718790	12.598299	-0.95%	7,146,425
2010	12.840763	12.718790	-0.95%	7,691,190
2009	12.958480	12.840763	-0.91%	10,709,129
2008	12.819495	12.958480	1.08%	17,845,237
2007	12.351169	12.819495	3.79%	14,728,755
2006	11.928894	12.351169	3.54%	12,393,860
2005	11.730027	11.928894	1.70%	11,601,628
2004	11.747216	11.730027	-0.15%	13,048,667
2003	11.786146	11.747216	-0.33%	17,177,641
2002	11.756760	11.786146	0.25%	24,651,649
Nationwide Variable Insurance Trust - NVIT Multi Sector Bond Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	16.688582	17.447495	4.55%	1,203,410
2010	15.235554	16.688582	9.54%	1,449,914
2009	12.366694	15.235554	23.20%	1,863,191
2008	15.095538	12.366694	-18.08%	2,169,528
2007	14.567404	15.095538	3.63%	2,881,698
2006	14.028046	14.567404	3.84%	3,028,617
2005	13.860058	14.028046	1.21%	3,671,364
2004	13.134781	13.860058	5.52%	3,995,743
2003	11.827658	13.134781	11.05%	3,957,845
2002	11.138320	11.827658	6.19%	4,277,313

Nationwide Variable Insurance Trust - NVIT Multi-Manager International Growth Fund: Class III - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.314953	8.362423	-10.23%	2,167,555
2010	8.246700	9.314953	12.95%	2,594,496
2009	6.101310	8.246700	35.16%	3,316,873
2008*	10.000000	6.101310	-38.99%	224,767
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class III - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	16.276989	13.524660	-16.91%	185,661
2010	15.486435	16.276989	5.10%	237,242
2009	12.041874	15.486435	28.60%	324,620
2008	22.653780	12.041874	-46.84%	605,222
2007	22.220846	22.653780	1.95%	938,855
2006	18.276200	22.220846	21.58%	1,197,308
2005	16.466217	18.276200	10.99%	921,274
2004	13.823365	16.466217	19.12%	655,449
2003*	10.000000	13.823365	38.23%	144,462
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.300909	8.944983	-3.83%	688,751
2010	8.129207	9.300909	14.41%	932,426
2009	6.324050	8.129207	28.54%	351,359
2008*	10.000000	6.324050	-36.76%	6,389
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.448734	9.746273	-6.72%	221,142
2010*	10.000000	10.448734	4.49%	285,189
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	8.890554	8.269755	-6.98%	44,339
2010	7.961084	8.890554	11.68%	70,615
2009	6.308238	7.961084	26.20%	112,862
2008*	10.000000	6.308238	-36.92%	6,708
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.869151	9.362126	-5.14%	3,036,845
2010	7.856685	9.869151	25.61%	3,846,522
2009	6.239729	7.856685	25.91%	4,712,023
2008*	10.000000	6.239729	-37.60%	90,268
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.282687	9.948767	-3.25%	1,630,387
2010	8.677644	10.282687	18.50%	2,023,511
2009	6.714877	8.677644	29.23%	2,679,209
2008*	10.000000	6.714877	-32.85%	160,843

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	14.608151	14.375852	-1.59%	498,683
2010	11.756403	14.608151	24.26%	630,594
2009	9.311984	11.756403	26.25%	710,060
2008	17.546430	9.311984	-46.93%	863,542
2007	16.141772	17.546430	8.70%	1,039,808
2006	15.789781	16.141772	2.23%	1,099,025
2005	14.747640	15.789781	7.07%	1,319,075
2004	13.127865	14.747640	12.34%	1,624,503
2003	9.871212	13.127865	32.99%	1,912,023
2002	14.938890	9.871212	-33.92%	1,723,390
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	25.085213	23.587520	-5.97%	1,413,160
2010	20.003734	25.085213	25.40%	1,756,917
2009	16.000908	20.003734	25.02%	2,171,193
2008	23.810015	16.000908	-32.80%	2,607,695
2007	25.819700	23.810015	-7.78%	3,244,461
2006	22.223413	25.819700	16.18%	4,127,368
2005	21.767078	22.223413	2.10%	5,480,968
2004	18.734940	21.767078	16.18%	6,873,068
2003	12.058558	18.734940	55.37%	7,615,979
2002	16.714543	12.058558	-27.86%	7,962,445
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	23.351517	21.844333	-6.45%	1,604,068
2010	18.812192	23.351517	24.13%	2,004,700
2009	14.099731	18.812192	33.42%	2,555,557
2008	23.030094	14.099731	-38.78%	3,092,791
2007	22.766758	23.030094	1.16%	3,887,841
2006	20.514856	22.766758	10.98%	4,475,815
2005	18.439802	20.514856	11.25%	5,538,590
2004	15.641283	18.439802	17.89%	6,174,675
2003	11.198342	15.641283	39.67%	6,522,436
2002	13.675678	11.198342	-18.11%	6,667,153
Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class I - Q
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	12.593666	12.540234	-0.42%	3,642,673
2010	11.207070	12.593666	12.37%	4,409,792
2009	8.972924	11.207070	24.90%	5,150,758
2008	15.500260	8.972924	-42.11%	6,028,280
2007	14.466205	15.500260	7.15%	7,636,180
2006	12.852978	14.466205	12.55%	9,584,432
2005	12.077171	12.852978	6.42%	12,372,734
2004	11.109665	12.077171	8.71%	14,815,501
2003	8.796082	11.109665	26.30%	16,814,508
2002	10.745186	8.796082	-18.14%	18,383,389
Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.375668	9.890484	5.49%	3,625,951
2010	7.271004	9.375668	28.95%	4,428,143
2009	5.610694	7.271004	29.59%	5,405,845
2008*	10.000000	5.610694	-43.89%	40,223

Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.633816	10.669788	0.34%	430,105
2010	10.482149	10.633816	1.45%	539,447
2009	9.880242	10.482149	6.09%	838,424
2008*	10.000000	9.880242	-1.20%	53,151
Nationwide Variable Insurance Trust - Templeton NVIT International Value Fund: Class III - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	13.642767	11.834153	-13.26%	106,486
2010	12.951641	13.642767	5.34%	86,768
2009*	10.000000	12.951641	29.52%	158,045
Nationwide Variable Insurance Trust - Van Kampen NVIT Comstock Value Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	12.313814	11.913473	-3.25%	446,219
2010	10.738195	12.313814	14.67%	583,755
2009	8.433508	10.738195	27.33%	783,128
2008	13.513164	8.433508	-37.59%	1,090,581
2007	13.952782	13.513164	-3.15%	1,286,676
2006	12.153202	13.952782	14.81%	1,404,623
2005	11.769582	12.153202	3.26%	1,614,350
2004	10.112803	11.769582	16.38%	2,095,112
2003	7.767974	10.112803	30.19%	1,360,120
2002	10.476789	7.767974	-25.86%	1,157,864
Neuberger Berman Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.822506	10.750927	-0.66%	472,531
2010	10.377838	10.822506	4.28%	642,466
2009	9.245267	10.377838	12.25%	737,636
2008	10.781825	9.245267	-14.25%	939,465
2007	10.390037	10.781825	3.77%	1,274,548
2006	10.066440	10.390037	3.21%	1,237,875
2005	10.018137	10.066440	0.48%	1,277,009
2004	10.036020	10.018137	-0.18%	1,174,960
2003*	10.000000	10.036020	0.36%	692,344
Neuberger Berman Advisers Management Trust - AMT Small Cap Growth Portfolio: S Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	8.387805	8.220176	-2.00%	51,384
2010	7.079802	8.387805	18.48%	49,213
2009	5.822780	7.079802	21.59%	42,638
2008	9.712619	5.822780	-40.05%	23,613
2007	9.756048	9.712619	-0.45%	13,497
2006*	10.000000	9.756048	-2.44%	9,372
Neuberger Berman Advisers Management Trust - AMT Socially Responsive Portfolio: I Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	13.656248	13.110097	-4.00%	190,296
2010	11.222299	13.656248	21.69%	194,986
2009	8.620739	11.222299	30.18%	80,765
2008	14.372410	8.620739	-40.02%	105,326
2007	13.484384	14.372410	6.59%	374,490
2006	11.972775	13.484384	12.63%	238,616
2005	11.311637	11.972775	5.84%	152,874
2004*	10.000000	11.311637	13.12%	22,036

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 3 - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	22.046047	20.031402	-9.14%	1,164,910
2010	19.191598	22.046047	14.87%	1,429,443
2009	13.869768	19.191598	38.37%	1,756,847
2008	23.414057	13.869768	-40.76%	2,023,282
2007	22.230932	23.414057	5.32%	2,456,294
2006	19.070302	22.230932	16.57%	2,732,533
2005	16.838447	19.070302	13.25%	2,999,375
2004	14.262204	16.838447	18.06%	2,723,012
2003*	10.000000	14.262204	42.62%	1,896,150
Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Non-Service Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	14.031691	12.746431	-9.16%	1,050,615
2010	12.215918	14.031691	14.86%	1,385,557
2009	8.823716	12.215918	38.44%	1,821,724
2008	14.894211	8.823716	-40.76%	2,192,893
2007	14.144065	14.894211	5.30%	2,742,511
2006	12.132822	14.144065	16.58%	3,103,824
2005	10.715673	12.132822	13.23%	3,731,046
2004	9.078658	10.715673	18.03%	4,325,376
2003	6.408618	9.078658	41.66%	5,119,547
2002	8.309444	6.408618	-22.88%	6,604,871
Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Class 3 - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	2.862400	2.781979	-2.81%	79,512
2010	2.519824	2.862400	13.60%	357,890
2009	2.007059	2.519824	25.55%	392,035
2008	9.599559	2.007059	-79.09%	64,690
2007*	10.000000	9.599559	-4.00%	21,084
Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Non-Service Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	3.110145	3.008667	-3.26%	4,076
2010	2.734844	3.110145	13.72%	8,918
2009	2.203267	2.734844	24.13%	9,717
2008	10.429741	2.203267	-78.88%	18,609
2007	10.541031	10.429741	-1.06%	45,479
2006*	10.000000	10.541031	5.41%	31,514
Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	12.435882	12.316211	-0.96%	2,351,343
2010	10.813307	12.435882	15.01%	3,036,121
2009	8.509930	10.813307	27.07%	3,736,493
2008	13.963369	8.509930	-39.06%	4,546,488
2007	13.500759	13.963369	3.43%	5,801,676
2006	11.849489	13.500759	13.94%	6,074,336
2005	11.288216	11.849489	4.97%	7,519,794
2004	10.411603	11.288216	8.42%	8,883,355
2003	8.295049	10.411603	25.52%	10,102,409
2002	10.313313	8.295049	-19.57%	10,184,577

Oppenheimer Variable Account Funds - Oppenheimer Main Street Small- & Mid-Cap Fund®/VA: Non-Service Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.039715	9.724523	-3.14%	644,130
2010	8.213490	10.039715	22.23%	258,792
2009	6.044111	8.213490	35.89%	320,371
2008	9.815165	6.044111	-38.42%	329,096
2007	10.031176	9.815165	-2.15%	370,153
2006*	10.000000	10.031176	0.31%	216,180
Oppenheimer Variable Account Funds - Oppenheimer Small- & Mid-Cap Growth Fund/VA: Non-Service Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	12.187288	12.204013	0.14%	1,383,313
2010	9.652914	12.187288	26.26%	1,772,221
2009	7.349138	9.652914	31.35%	1,925,893
2008	14.567661	7.349138	-49.55%	2,288,993
2007	13.832247	14.567661	5.32%	2,863,301
2006	13.563650	13.832247	1.98%	3,270,888
2005	12.190602	13.563650	11.26%	4,706,130
2004	10.275350	12.190602	18.64%	5,277,532
2003	8.260023	10.275350	24.40%	6,022,109
2002	11.548911	8.260023	-28.48%	6,314,119
PIMCO Variable Insurance Trust - Foreign Bond Portfolio (Unhedged): Advisor Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.804664	12.676918	7.39%	275,754
2010	10.896626	11.804664	8.33%	243,953
2009*	10.000000	10.896626	8.97%	168,957
PIMCO Variable Insurance Trust - Low Duration Portfolio: Advisor Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.435807	11.441627	0.05%	925,521
2010	10.976283	11.435807	4.19%	883,142
2009*	10.000000	10.976283	9.76%	562,159
PIMCO Variable Insurance Trust - Total Return Portfolio: Advisor Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011*	10.000000	10.027535	0.28%	219,086
T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.569330	11.556396	9.34%	314,235
2010*	10.000000	10.569330	5.69%	53,773
The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.172115	11.691238	4.65%	94,254
2010	10.527112	11.172115	6.13%	128,276
2009	9.693185	10.527112	8.60%	160,088
2008	10.898298	9.693185	-11.06%	298,563
2007	10.434386	10.898298	4.45%	304,666
2006*	10.000000	10.434386	4.34%	90,211

The Universal Institutional Funds, Inc. - Emerging Markets Debt Portfolio: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	25.895341	27.453903	6.02%	130,590
2010	23.822195	25.895341	8.70%	162,295
2009	18.470745	23.822195	28.97%	196,000
2008	21.932715	18.470745	-15.78%	239,807
2007	20.786417	21.932715	5.51%	332,017
2006	18.938505	20.786417	9.76%	451,655
2005	17.032956	18.938505	11.19%	595,238
2004	15.624194	17.032956	9.02%	790,594
2003	12.336461	15.624194	26.65%	1,196,261
2002	11.403171	12.336461	8.18%	1,152,068
Van Eck VIP Trust - Van Eck VIP Emerging Markets Fund: Initial Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	26.666572	19.615273	-26.44%	248,340
2010	21.225267	26.666572	25.64%	301,802
2009	10.052063	21.225267	111.15%	381,343
2008	28.815023	10.052063	-65.12%	449,545
2007	21.140699	28.815023	36.30%	580,679
2006	15.300434	21.140699	38.17%	713,141
2005	11.702352	15.300434	30.75%	961,172
2004	9.384754	11.702352	24.70%	1,187,751
2003	6.144858	9.384754	52.73%	1,937,337
2002	6.389225	6.144858	-3.82%	2,177,354
Van Eck VIP Trust - Van Eck VIP Global Hard Assets Fund: Initial Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	34.775189	28.778858	-17.24%	181,369
2010	27.166286	34.775189	28.01%	211,609
2009	17.409995	27.166286	56.04%	248,166
2008	32.626096	17.409995	-46.64%	274,287
2007	22.661928	32.626096	43.97%	436,085
2006	18.377588	22.661928	23.31%	542,407
2005	12.232540	18.377588	50.24%	701,604
2004	9.941176	12.232540	23.05%	891,024
2003	6.931923	9.941176	43.41%	1,345,636
2002	7.202559	6.931923	-3.76%	802,424
Wells Fargo Advantage Variable Trust - Wells Fargo Advantage VT Small Cap Growth Fund: Class 2 - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	16.471980	15.565826	-5.50%	93,675
2010	13.117881	16.471980	25.57%	365,344
2009*	10.000000	13.117881	31.18%	189,445

Maximum Contract Options Elected Total - 3.95%
Variable account charges of the daily net assets of the variable account - 3.95%
AllianceBernstein Variable Products Series Fund, Inc. - AllianceBernstein Small/Mid Cap Value Portfolio: Class B - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.143544	8.903366	-12.23%	0
2010	8.342093	10.143544	21.59%	0
2009	6.088154	8.342093	37.02%	0
2008	14.990497	6.088105	-37.36%	0
American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.249782	11.002568	7.34%	0
2010	10.151533	10.249782	0.97%	0
2009	9.589461	10.151533	5.86%	0
2008	10.144993	9.589461	-5.48%	0
2007	9.648485	10.144993	5.15%	0
2006	9.887224	9.648485	-2.41%	0
2005	10.134326	9.887224	-2.44%	0
2004	9.971667	10.134326	1.63%	0
2003*	10.000000	9.971667	-0.28%	0
American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.090784	9.994697	-0.95%	0
2010	9.203402	10.090784	9.64%	0
2009	8.113644	9.203402	13.43%	0
2008	12.914871	8.113644	-37.18%	0
2007	13.458111	12.914871	-4.04%	0
2006	11.965263	13.458111	12.48%	0
2005	11.904527	11.965263	0.51%	0
2004	10.968757	11.904527	8.53%	0
2003*	10.000000	10.968757	9.69%	0
American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.583042	10.095287	-4.61%	0
2010	9.239008	10.583042	14.55%	0
2009	7.402311	9.239008	24.81%	0
2008	10.187745	7.402311	-27.34%	0
2007	10.859495	10.187745	-6.19%	0
2006*	10.000000	10.859495	8.59%	0
BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class III - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	12.498196	11.568469	-7.44%	0
2010	11.854695	12.498196	5.43%	0
2009*	10.000000	11.854695	18.55%	0
Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	13.461571	13.003607	-3.40%	0
2010	11.137967	13.461571	20.86%	0
2009	9.274958	11.137967	20.09%	0
2008	13.978590	9.274958	-33.65%	0
2007	14.652833	13.978590	-4.60%	0
2006	13.332414	14.652833	9.90%	0
2005	12.942703	13.332414	3.01%	0
2004	11.055269	12.942703	17.07%	0
2003*	10.000000	11.055269	10.55%	0

Dreyfus Socially Responsible Growth Fund, Inc. (The): Initial Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.600241	10.274149	-3.08%	0
2010	9.611719	10.600241	10.28%	0
2009	7.481490	9.611719	28.47%	0
2008	11.879229	7.481490	-37.02%	0
2007	11.476900	11.879229	3.51%	0
2006	10.940914	11.476900	4.90%	0
2005	10.992090	10.940914	-0.47%	0
2004	10.774891	10.992090	2.02%	0
2003*	10.000000	10.774891	7.75%	0
Dreyfus Stock Index Fund, Inc.: Initial Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.511927	10.287144	-2.14%	0
2010	9.529754	10.511927	10.31%	0
2009	7.853499	9.529754	21.34%	0
2008	13.009034	7.853499	-39.63%	0
2007	12.870609	13.009034	1.08%	0
2006	11.600461	12.870609	10.95%	0
2005	11.534900	11.600461	0.57%	0
2004	10.854168	11.534900	6.27%	0
2003*	10.000000	10.854168	8.54%	0
Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.006634	11.525735	4.72%	0
2010	9.936763	11.006634	10.77%	0
2009	8.441122	9.936763	17.72%	0
2008	12.475449	8.441122	-32.34%	0
2007	12.126423	12.475449	2.88%	0
2006	10.837811	12.126423	11.89%	0
2005	10.808967	10.837811	0.27%	0
2004	10.712816	10.808967	0.90%	0
2003*	10.000000	10.712816	7.13%	0
Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.431016	10.247808	-1.76%	0
2010	10.008685	10.431016	4.22%	0
2009	8.652019	10.008685	15.68%	0
2008	9.715944	8.652019	-10.95%	0
2007	9.600799	9.715944	1.20%	0
2006	9.595884	9.600799	0.05%	0
2005	9.861486	9.595884	-2.69%	0
2004	9.908369	9.861486	-0.47%	0
2003*	10.000000	9.908369	-0.92%	0
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2010 Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.009566	9.587717	-4.21%	0
2010	9.243563	10.009566	8.29%	0
2009	7.751430	9.243563	19.25%	0
2008	10.771790	7.751430	-28.04%	0
2007	10.324533	10.771790	4.33%	0
2006*	10.000000	10.324533	3.25%	0

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.622468	9.139199	-5.02%	0
2010	8.747658	9.622468	10.00%	0
2009	7.072224	8.747658	23.69%	0
2008	10.943356	7.072224	-35.37%	0
2007	10.344144	10.943356	5.79%	0
2006*	10.000000	10.344144	3.44%	0
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.256793	8.652100	-6.53%	0
2010	8.307881	9.256793	11.42%	0
2009	6.582360	8.307881	26.21%	0
2008	11.067934	6.582360	-40.53%	0
2007	10.363925	11.067934	6.79%	0
2006*	10.000000	10.363925	3.64%	0
Fidelity Variable Insurance Products Fund - VIP Energy Portfolio: Service Class 2 - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.149011	8.331250	-8.94%	0
2010	7.993586	9.149011	14.45%	0
2009	5.639509	7.993586	41.74%	0
2008	12.879167	5.639509	-56.21%	0
2007	9.208638	12.879167	39.86%	0
2006*	10.000000	9.208638	-7.91%	0
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.277613	9.957193	-3.12%	0
2010	9.297136	10.277613	10.55%	0
2009	7.444023	9.297136	24.89%	0
2008	13.528307	7.444023	-44.97%	0
2007	13.890888	13.528307	-2.61%	0
2006	12.042275	13.890888	15.35%	0
2005	11.853486	12.042275	1.59%	0
2004	11.079669	11.853486	6.98%	0
2003*	10.000000	11.079669	10.80%	0
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.079227	9.695581	-3.81%	0
2010	8.458438	10.079227	19.16%	0
2009	6.871971	8.458438	23.09%	0
2008	13.560795	6.871971	-49.32%	0
2007	11.130491	13.560795	21.83%	0
2006	10.856195	11.130491	2.53%	0
2005	10.694558	10.856195	1.51%	0
2004	10.782503	10.694558	-0.82%	0
2003*	10.000000	10.782503	7.83%	0

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	12.350183	12.329344	-0.17%	0
2010	11.299791	12.350183	9.30%	0
2009	8.182238	11.299791	38.10%	0
2008	11.368331	8.182238	-28.03%	0
2007	11.532030	11.368331	-1.42%	0
2006	10.797837	11.532030	6.80%	0
2005	10.963993	10.797837	-1.52%	0
2004	10.427515	10.963993	5.14%	0
2003*	10.000000	10.427515	4.28%	0
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Service Class R - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.465552	10.454852	-0.10%	0
2010	9.586046	10.465552	9.17%	0
2009	6.933730	9.586046	38.25%	0
2008	9.622730	6.933730	-27.94%	0
2007*	10.000000	9.622730	-3.77%	0
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.473865	10.786598	2.99%	0
2010	10.126836	10.473865	3.43%	0
2009	9.114528	10.126836	11.11%	0
2008	9.817803	9.114528	-7.16%	0
2007	9.810579	9.817803	0.07%	0
2006	9.791846	9.810579	0.19%	0
2005	9.985691	9.791846	-1.94%	0
2004	9.965907	9.985691	0.20%	0
2003*	10.000000	9.965907	-0.34%	0
Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.369478	8.892990	-14.24%	0
2010	8.387825	10.369478	23.63%	0
2009	6.236923	8.387825	34.49%	0
2008	10.735406	6.236923	-41.90%	0
2007	9.680146	10.735406	10.90%	0
2006*	10.000000	9.680146	-3.20%	0
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	12.744035	10.132087	-20.50%	0
2010	11.741929	12.744035	8.53%	0
2009	9.668741	11.741929	21.44%	0
2008	17.934286	9.668741	-46.09%	0
2007	15.934056	17.934286	12.55%	0
2006	14.063448	15.934056	13.30%	0
2005	12.305317	14.063448	14.29%	0
2004	11.288602	12.305317	9.01%	0
2003*	10.000000	11.288602	12.89%	0

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class R - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	12.747705	10.125904	-20.57%	0
2010	11.743515	12.747705	8.55%	0
2009	9.666049	11.743515	21.49%	0
2008	17.933434	9.666049	-46.10%	0
2007	15.930793	17.933434	12.57%	0
2006	14.060232	15.930793	13.30%	0
2005	12.307376	14.060232	14.24%	0
2004	11.289618	12.307376	9.01%	0
2003*	10.000000	11.289618	12.90%	0
Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.562186	10.123393	-12.44%	0
2010	9.518918	11.562186	21.47%	0
2009	6.296453	9.518918	51.18%	0
2008	13.428496	6.296453	-53.11%	0
2007	13.242307	13.428496	1.41%	0
2006	11.863686	13.242307	11.62%	0
2005	12.042450	11.863686	-1.48%	0
2004	10.999077	12.042450	9.49%	0
2003*	10.000000	10.999077	9.99%	0
Franklin Templeton Variable Insurance Products Trust - Franklin Income Securities Fund: Class 2 - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.362262	10.191179	-1.65%	0
2010	9.574728	10.362262	8.23%	0
2009	7.351441	9.574728	30.24%	0
2008	10.881072	7.351441	-32.44%	0
2007	10.920707	10.881072	-0.36%	0
2006*	10.000000	10.920707	9.21%	0
Franklin Templeton Variable Insurance Products Trust - Franklin Small Cap Value Securities Fund: Class 2 - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.191191	8.496772	-7.56%	0
2010	7.462622	9.191191	23.16%	0
2009	6.015726	7.462622	24.05%	0
2008	9.351208	6.015726	-35.67%	0
2007	9.975480	9.351208	-6.26%	0
2006*	10.000000	9.975480	-0.25%	0
Franklin Templeton Variable Insurance Products Trust - Franklin Templeton VIP Founding Funds Allocation Fund: Class 2 -
Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	8.584517	8.118901	-5.42%	0
2010	8.106091	8.584517	5.90%	0
2009	6.479270	8.106091	25.11%	0
2008*	10.000000	6.479270	-34.56%	0
Franklin Templeton Variable Insurance Products Trust - Templeton Developing Markets Securities Fund: Class 3 - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.017988	8.904868	-19.18%	0
2010	9.760975	11.017988	12.88%	0
2009	5.886488	9.760975	65.82%	0
2008	12.950647	5.886488	-54.55%	0
2007	10.478821	12.950647	23.59%	0
2006*	10.000000	10.478821	4.79%	0

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign Securities Fund: Class 3 - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.286917	7.967867	-14.20%	0
2010	8.918717	9.286917	4.13%	0
2009	6.767947	8.918717	31.78%	0
2008	11.822063	6.767947	-42.75%	0
2007	10.663710	11.822063	10.86%	0
2006*	10.000000	10.663710	6.64%	0
Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond Securities Fund: Class 3 - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	13.981080	13.318644	-4.74%	0
2010	12.725761	13.981080	9.86%	0
2009	11.163010	12.725761	14.00%	0
2008	10.942857	11.163010	2.01%	0
2007	10.262985	10.942857	6.62%	0
2006*	10.000000	10.262985	2.63%	0
Huntington VA Funds - Huntington VA International Equity Fund - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.267707	8.723234	-15.04%	0
2010*	10.000000	10.267707	2.68%	0
Huntington VA Funds - Huntington VA Situs Fund - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.238682	10.697275	-4.82%	0
2010*	10.000000	11.238682	12.39%	0
Ivy Funds Variable Insurance Portfolios, Inc. - Asset Strategy - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	18.169039	16.194882	-10.87%	0
2010	17.405599	18.169039	4.39%	0
2009	14.491336	17.405599	20.11%	0
Janus Aspen Series - Forty Portfolio: Service Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	13.732467	12.275312	-10.61%	0
2010	13.426857	13.732467	2.28%	0
2009	9.573548	13.426857	40.25%	0
2008	17.899787	9.573548	-46.52%	0
2007	13.641882	17.899787	31.21%	0
2006	13.014930	13.641882	4.82%	0
2005	12.036965	13.014930	8.12%	0
2004	10.623009	12.036965	13.31%	0
2003*	10.000000	10.623009	6.23%	0
Janus Aspen Series - Global Technology Portfolio: Service Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	13.176294	11.560870	-12.26%	0
2010	11.027225	13.176294	19.49%	0
2009	7.317318	11.027225	50.70%	0
2008	13.598782	7.317318	-46.19%	0
2007	11.636151	13.598782	16.87%	0
2006	11.234036	11.636151	3.58%	0
2005	10.483595	11.234036	7.16%	0
2004	10.853357	10.483595	-3.41%	0
2003*	10.000000	10.853357	8.53%	0

Janus Aspen Series - Overseas Portfolio: Service Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	26.587388	17.279166	-35.01%	0
2010	22.140293	26.587388	20.09%	0
2009	12.872166	22.140293	72.00%	0
2008	28.057725	12.872166	-54.12%	0
2007	22.822715	28.057725	22.94%	0
2006	16.202801	22.822715	40.86%	0
2005	12.783516	16.202801	26.75%	0
2004	11.213596	12.783516	14.00%	0
2003*	10.000000	11.213596	12.14%	0
JPMorgan Insurance Trust - JPMorgan Insurance Trust Mid Cap Value Portfolio: Class 1 - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.992306	11.768476	-1.87%	0
2010	10.113020	11.992306	18.58%	0
2009	8.310287	10.113020	21.69%	0
2008	12.954861	8.310287	-35.85%	0
2007	13.167496	12.954861	-1.61%	0
2006	11.731699	13.167496	12.24%	0
2005	11.182422	11.731699	4.91%	0
2004*	10.000000	11.182422	11.82%	0
MFS® Variable Insurance Trust - MFS Value Series: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.112414	8.712346	-4.39%	0
2010	8.530108	9.112414	6.83%	0
2009	7.252605	8.530108	17.61%	0
2008	11.227739	7.252605	-35.40%	0
2007	10.866790	11.227739	3.32%	0
2006*	10.000000	10.866790	8.67%	0
MFS® Variable Insurance Trust II - MFS International Value Portfolio: Service Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.557617	9.961063	-5.65%	0
2010*	10.000000	10.557617	5.58%	0
Nationwide Variable Insurance Trust - American Century NVIT Growth Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.476701	10.948182	-4.61%	0
2010	10.019645	11.476701	14.54%	0
2009	7.815615	10.019645	28.20%	0
2008	13.276785	7.815615	-41.13%	0
2007	11.565261	13.276785	14.80%	0
2006	11.340179	11.565261	1.98%	0
2005	11.084575	11.340179	2.31%	0
2004	10.670030	11.084575	3.89%	0
2003*	10.000000	10.670030	6.70%	0
Nationwide Variable Insurance Trust - American Century NVIT Multi Cap Value Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	13.330305	12.887576	-3.32%	0
2010	12.231233	13.330305	8.99%	0
2009*	10.000000	12.231233	22.31%	0

Nationwide Variable Insurance Trust - American Funds NVIT Asset Allocation Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.012376	8.737584	-3.05%	0
2010	8.376153	9.012376	7.60%	0
2009	7.066110	8.376153	18.54%	0
2008	10.476629	7.066110	-32.55%	0
2007	10.278608	10.476629	1.93%	0
2006*	10.000000	10.278608	2.79%	0
Nationwide Variable Insurance Trust - American Funds NVIT Bond Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.633393	9.783635	1.56%	0
2010	9.462638	9.633393	1.80%	0
2009	8.784373	9.462638	7.72%	0
2008	10.147471	8.784373	-13.43%	0
2007	10.261063	10.147471	-1.11%	0
2006*	10.000000	10.261063	2.61%	0
Nationwide Variable Insurance Trust - American Funds NVIT Global Growth Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.934859	8.654602	-12.89%	0
2010	9.292897	9.934859	6.91%	0
2009	6.832432	9.292897	36.01%	0
2008	11.593301	6.832432	-41.07%	0
2007	10.556235	11.593301	9.82%	0
2006*	10.000000	10.556235	5.56%	0
Nationwide Variable Insurance Trust - American Funds NVIT Growth Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	8.791840	8.049283	-8.45%	0
2010	7.744145	8.791840	13.53%	0
2009	5.809537	7.744145	33.30%	0
2008	10.843305	5.809537	-46.42%	0
2007	10.091049	10.843305	7.45%	0
2006*	10.000000	10.091049	0.91%	0
Nationwide Variable Insurance Trust - American Funds NVIT Growth-Income Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	7.664286	7.197536	-6.09%	0
2010	7.190095	7.664286	6.60%	0
2009	5.727866	7.190095	25.53%	0
2008	9.629306	5.727866	-40.52%	0
2007*	10.000000	9.629306	-3.71%	0
Nationwide Variable Insurance Trust - Federated NVIT High Income Bond Fund: Class III - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.377568	11.345365	-0.28%	0
2010	10.467702	11.377568	8.69%	0
2009	7.460080	10.467702	40.32%	0
2008	10.802451	7.460080	-30.94%	0
2007	10.903657	10.802451	-0.93%	0
2006	10.262940	10.903657	6.24%	0
2005*	10.000000	10.262940	2.63%	0
Nationwide Variable Insurance Trust - Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	8.229496	6.986436	-15.10%	0
2010	7.411026	8.229496	11.04%	0
2009	5.044281	7.411026	46.92%	0
2008*	10.000000	5.044281	-49.05%	0

Nationwide Variable Insurance Trust - Neuberger Berman NVIT Socially Responsible Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.019048	8.387969	-7.00%	0
2010	7.597901	9.019048	18.70%	0
2009	6.013929	7.597901	26.34%	0
2008*	10.000000	6.013929	-39.25%	0
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Aggressive Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	8.553514	7.692117	-10.07%	0
2010	7.746398	8.553514	10.42%	0
2009	6.242423	7.746398	24.09%	0
2008*	10.000000	6.242423	-36.95%	0
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Balanced Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.491560	8.994793	-5.23%	0
2010	8.950313	9.491560	6.05%	0
2009	7.776855	8.950313	15.09%	0
2008*	10.000000	7.776855	-21.45%	0
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Capital Appreciation Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.099111	8.439038	-7.25%	0
2010	8.428800	9.099111	7.95%	0
2009	7.067579	8.428800	19.26%	0
2008*	10.000000	7.067579	-28.61%	0
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Conservative Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.918533	9.662121	-2.59%	0
2010	9.668776	9.918533	2.58%	0
2009	8.906629	9.668776	8.56%	0
2008*	10.000000	8.906629	-10.04%	0
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderate Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.296022	8.721278	-6.18%	0
2010	8.689960	9.296022	6.97%	0
2009	7.419002	8.689960	17.13%	0
2008*	10.000000	7.419002	-25.06%	0
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Aggressive Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	8.880340	8.131695	-8.43%	0
2010	8.159168	8.880340	8.84%	0
2009	6.711001	8.159168	21.58%	0
2008*	10.000000	6.711001	-32.21%	0
Nationwide Variable Insurance Trust - NVIT Cardinal(SM) Moderately Conservative Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.647884	9.242572	-4.20%	0
2010	9.212263	9.647884	4.73%	0
2009	8.150065	9.212263	13.03%	0
2008*	10.000000	8.150065	-17.68%	0
Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.402275	10.651550	2.40%	0
2010	10.116136	10.402275	2.83%	0
2009	9.681576	10.116136	4.49%	0
2008*	10.000000	9.681576	-2.21%	0

Nationwide Variable Insurance Trust - NVIT Core Plus Bond Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.225837	11.435786	1.87%	0
2010	10.810218	11.225837	3.84%	0
2009	9.665853	10.810218	11.84%	0
2008*	10.000000	9.665853	-2.37%	0
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	22.868184	17.050858	-25.44%	0
2010	20.492572	22.868184	11.59%	0
2009	13.063784	20.492572	56.87%	0
2008	32.206200	13.063784	-59.44%	0
2007	23.036685	32.206200	39.80%	0
2006	17.540452	23.036685	31.33%	0
2005	13.766075	17.540452	27.42%	0
2004	11.869749	13.766075	15.98%	0
2003*	10.000000	11.869749	18.70%	0
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class III - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	22.850267	17.033643	-25.46%	0
2010	20.469645	22.850267	11.63%	0
2009	13.035555	20.469645	57.03%	0
2008	32.188257	13.035555	-59.50%	0
2007	23.028703	32.188257	39.77%	0
2006	17.543805	23.028703	31.26%	0
2005	13.766872	17.543805	27.43%	0
2004	11.869135	13.766872	15.99%	0
2003*	10.000000	11.869135	18.69%	0
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.160733	10.468685	3.03%	0
2010	10.095776	10.160733	0.64%	0
2009	10.235724	10.095776	-1.37%	0
2008	9.892845	10.235724	3.47%	0
2007	9.613647	9.892845	2.90%	0
2006	9.684306	9.613647	-0.73%	0
2005	9.762819	9.684306	-0.80%	0
2004	9.843185	9.762819	-0.82%	0
2003*	10.000000	9.843185	-1.57%	0
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	17.005956	14.739990	-13.32%	0
2010	15.627501	17.005956	8.82%	0
2009	12.542358	15.627501	24.60%	0
2008	24.209543	12.542358	-48.19%	0
2007	19.827839	24.209543	22.10%	0
2006	15.523325	19.827839	27.73%	0
2005	12.410339	15.523325	25.08%	0
2004	11.314552	12.410339	9.68%	0
2003*	10.000000	11.314552	13.15%	0

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class III - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	17.019159	14.751512	-13.32%	0
2010	15.642503	17.019159	8.80%	0
2009	12.559316	15.642503	24.55%	0
2008	24.234691	12.559316	-48.18%	0
2007	19.847953	24.234691	22.10%	0
2006	15.540748	19.847953	27.72%	0
2005	12.427603	15.540748	25.05%	0
2004	11.314566	12.427603	9.84%	0
2003*	10.000000	11.314566	13.15%	0
Nationwide Variable Insurance Trust - NVIT International Index Fund: Class VIII - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	7.809233	6.537212	-16.29%	0
2010	7.570023	7.809233	3.16%	0
2009	6.128191	7.570023	23.53%	0
2008	11.212214	6.128191	-45.34%	0
2007	10.673739	11.212214	5.04%	0
2006*	10.000000	10.673739	6.74%	0
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.615800	10.719099	-7.72%	0
2010	10.549739	11.615800	10.11%	0
2009	8.634548	10.549739	22.18%	0
2008	14.235164	8.634548	-39.34%	0
2007	13.990267	14.235164	1.75%	0
2006	12.461817	13.990267	12.27%	0
2005	12.019393	12.461817	3.68%	0
2004	10.974232	12.019393	9.52%	0
2003*	10.000000	10.974232	9.74%	0
Nationwide Variable Insurance Trust - NVIT Investor Destinations Balanced Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.952139	11.582635	-3.09%	0
2010	11.331291	11.952139	5.48%	0
2009*	10.000000	11.331291	13.31%	0
Nationwide Variable Insurance Trust - NVIT Investor Destinations Capital Appreciation Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	12.784624	12.165722	-4.84%	0
2010	11.880689	12.784624	7.61%	0
2009*	10.000000	11.880689	18.81%	0
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.042693	9.929723	-1.12%	0
2010	9.873760	10.042693	1.71%	0
2009	9.423659	9.873760	4.78%	0
2008	10.440074	9.423659	-9.74%	0
2007	10.316621	10.440074	1.20%	0
2006	10.116112	10.316621	1.98%	0
2005	10.193861	10.116112	-0.76%	0
2004	10.141238	10.193861	0.52%	0
2003*	10.000000	10.141238	1.41%	0

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.978885	10.541874	-3.98%	0
2010	10.305393	10.978885	6.54%	0
2009	9.005864	10.305393	14.43%	0
2008	12.208535	9.005864	-26.23%	0
2007	12.032398	12.208535	1.46%	0
2006	11.248718	12.032398	6.97%	0
2005	11.115884	11.248718	1.19%	0
2004	10.565405	11.115884	5.21%	0
2003*	10.000000	10.565405	5.65%	0
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.461774	10.775757	-5.99%	0
2010	10.575470	11.461774	8.38%	0
2009	8.851314	10.575470	19.48%	0
2008	13.432612	8.851314	-34.11%	0
2007	13.177616	13.432612	1.94%	0
2006	11.976471	13.177616	10.03%	0
2005	11.644012	11.976471	2.86%	0
2004	10.814880	11.644012	7.67%	0
2003*	10.000000	10.814880	8.15%	0
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.593189	10.385596	-1.96%	0
2010	10.163087	10.593189	4.23%	0
2009	9.236089	10.163087	10.04%	0
2008	11.319020	9.236089	-18.40%	0
2007	11.134624	11.319020	1.66%	0
2006	10.690743	11.134624	4.15%	0
2005	10.651306	10.690743	0.37%	0
2004	10.348422	10.651306	2.93%	0
2003*	10.000000	10.348422	3.48%	0
Nationwide Variable Insurance Trust - NVIT Large Cap Growth Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	13.286387	12.477531	-6.09%	0
2010	12.713632	13.286387	4.51%	0
2009*	10.000000	12.713632	27.14%	0
Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	13.887868	13.000839	-6.39%	0
2010	11.456517	13.887868	21.22%	0
2009	8.721904	11.456517	31.35%	0
2008	14.293319	8.721904	-38.98%	0
2007	13.838283	14.293319	3.29%	0
2006	13.109414	13.838283	5.56%	0
2005	12.173833	13.109414	7.69%	0
2004	10.951467	12.173833	11.16%	0
2003*	10.000000	10.951467	9.51%	0

Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	8.652885	8.312022	-3.94%	0
2010	9.008717	8.652885	-3.95%	0
2009	9.375258	9.008717	-3.91%	0
2008	9.564387	9.375258	-1.98%	0
2007	9.504398	9.564387	0.63%	0
2006	9.465361	9.504398	0.41%	0
2005	9.597465	9.465361	-1.38%	0
2004	9.911733	9.597465	-3.17%	0
2003*	10.000000	9.911733	-0.88%	0
Nationwide Variable Insurance Trust - NVIT Multi Sector Bond Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.432475	10.577465	1.39%	0
2010	9.821503	10.432475	6.22%	0
2009	8.220884	9.821503	19.47%	0
2008	10.348459	8.220884	-20.56%	0
2007	10.299953	10.348459	0.47%	0
2006	10.227481	10.299953	0.71%	0
2005	10.419748	10.227481	-1.85%	0
2004	10.182870	10.419748	2.33%	0
2003*	10.000000	10.182870	1.83%	0
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Growth Fund: Class III - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	8.581231	7.470646	-12.94%	0
2010	7.834117	8.581231	9.54%	0
2009	5.977030	7.834117	31.07%	0
2008*	10.000000	5.977030	-40.23%	0
Nationwide Variable Insurance Trust - NVIT Multi-Manager International Value Fund: Class III - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.564975	8.512681	-19.43%	0
2010	10.365464	10.564975	1.92%	0
2009	8.311795	10.365464	24.71%	0
2008	16.126495	8.311795	-48.46%	0
2007	16.315280	16.126495	-1.16%	0
2006	13.836770	16.315280	17.91%	0
2005	12.854613	13.836770	7.64%	0
2004	11.128261	12.854613	15.51%	0
2003*	10.000000	11.128261	11.28%	0
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	8.568119	7.991174	-6.73%	0
2010	7.722382	8.568119	10.95%	0
2009	6.195189	7.722382	24.65%	0
2008*	10.000000	6.195189	-37.42%	0
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.235274	9.258432	-9.54%	0
2010*	10.000000	10.235274	2.35%	0
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	8.189940	7.387664	-9.80%	0
2010	7.562561	8.189940	8.30%	0
2009	6.179649	7.562561	22.38%	0
2008*	10.000000	6.179649	-37.58%	0

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Growth Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.091660	8.363811	-8.01%	0
2010	7.463477	9.091660	21.82%	0
2009	6.112554	7.463477	22.10%	0
2008*	10.000000	6.112554	-38.26%	0
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.472592	8.887884	-6.17%	0
2010	8.243412	9.472592	14.91%	0
2009	6.578097	8.243412	25.32%	0
2008*	10.000000	6.578097	-33.56%	0
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.497341	9.063740	-4.57%	0
2010	7.881728	9.497341	20.50%	0
2009	6.437948	7.881728	22.43%	0
2008	12.511161	6.437948	-48.54%	0
2007	11.871058	12.511161	5.39%	0
2006	11.974118	11.871058	-0.86%	0
2005	11.531851	11.974118	3.84%	0
2004	10.585805	11.531851	8.94%	0
2003*	10.000000	10.585805	5.86%	0
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	12.367596	11.277505	-8.81%	0
2010	10.169965	12.367596	21.61%	0
2009	8.389087	10.169965	21.23%	0
2008	12.874275	8.389087	-34.84%	0
2007	14.399755	12.874275	-10.59%	0
2006	12.780098	14.399755	12.67%	0
2005	12.907398	12.780098	-0.99%	0
2004	11.456256	12.907398	12.67%	0
2003*	10.000000	11.456256	14.56%	0
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	13.246230	12.016557	-9.28%	0
2010	11.004148	13.246230	20.37%	0
2009	8.505227	11.004148	29.38%	0
2008	14.327367	8.505227	-40.64%	0
2007	14.608533	14.327367	-1.92%	0
2006	13.573617	14.608533	7.62%	0
2005	12.580378	13.573617	7.90%	0
2004	11.004229	12.580378	14.32%	0
2003*	10.000000	11.004229	10.04%	0
Nationwide Variable Insurance Trust - NVIT Nationwide Fund: Class I - Q
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.833719	9.496017	-3.43%	0
2010	9.024083	9.833719	8.97%	0
2009	7.450811	9.024083	21.12%	0
2008	13.274156	7.450811	-43.87%	0
2007	12.777678	13.274156	3.89%	0
2006	11.706272	12.777678	9.15%	0
2005	11.342138	11.706272	3.21%	0
2004	10.759298	11.342138	5.42%	0
2003*	10.000000	10.759298	7.59%	0

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	8.635846	8.834775	2.30%	0
2010	6.906033	8.635846	25.05%	0
2009	5.495759	6.906033	25.66%	0
2008*	10.000000	5.495759	-44.49%	0
Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.796568	9.532788	-2.69%	0
2010	9.958459	9.796568	-1.63%	0
2009	9.679724	9.958459	2.88%	0
2008*	10.000000	9.679724	-2.23%	0
Nationwide Variable Insurance Trust - Templeton NVIT International Value Fund: Class III - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	12.961287	10.902729	-15.88%	0
2010	12.688663	12.961287	2.15%	0
2009*	10.000000	12.688663	26.89%	0
Nationwide Variable Insurance Trust - Van Kampen NVIT Comstock Value Fund: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.700558	10.039632	-6.18%	0
2010	9.622525	10.700558	11.20%	0
2009	7.793313	9.622525	23.47%	0
2008	12.878644	7.793313	-39.49%	0
2007	13.715331	12.878644	-6.10%	0
2006	12.318371	13.715331	11.34%	0
2005	12.300999	12.318371	0.14%	0
2004	10.899337	12.300999	12.86%	0
2003*	10.000000	10.899337	8.99%	0
Neuberger Berman Advisers Management Trust - AMT Short Duration Bond Portfolio: I Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	8.625147	8.309274	-3.66%	0
2010	8.529050	8.625147	1.13%	0
2009	7.835461	8.529050	8.85%	0
2008	9.423239	7.835461	-16.85%	0
2007	9.365965	9.423239	0.61%	0
2006	9.356855	9.365965	0.10%	0
2005	9.601985	9.356855	-2.55%	0
2004	9.919575	9.601985	-3.20%	0
2003*	10.000000	9.919575	-0.80%	0
Neuberger Berman Advisers Management Trust - AMT Small Cap Growth Portfolio: S Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	7.265439	6.904985	-4.96%	0
2010	6.323718	7.265439	14.89%	0
2009	5.363437	6.323718	17.90%	0
2008	9.226552	5.363437	-41.87%	0
2007	9.558989	9.226552	-3.48%	0
2006*	10.000000	9.558989	-4.41%	0

Neuberger Berman Advisers Management Trust - AMT Socially Responsive Portfolio: I Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.126068	10.358168	-6.90%	0
2010	9.428285	11.126068	18.01%	0
2009	7.468868	9.428285	26.23%	0
2008	12.842155	7.468868	-41.84%	0
2007	12.427065	12.842155	3.34%	0
2006	11.377568	12.427065	9.22%	0
2005	11.083971	11.377568	2.65%	0
2004*	10.000000	11.083971	10.84%	0
Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 3 - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	14.154208	12.471655	-11.89%	0
2010	12.705971	14.154208	11.40%	0
2009	9.469454	12.705971	34.18%	0
2008	16.486328	9.469454	-42.56%	0
2007	16.144911	16.486328	2.11%	0
2006	14.280808	16.144911	13.05%	0
2005	13.001985	14.280808	9.84%	0
2004	11.356483	13.001985	14.49%	0
2003*	10.000000	11.356483	13.56%	0
Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Non-Service Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	14.168021	12.480893	-11.91%	0
2010	12.719412	14.168021	11.39%	0
2009	9.474398	12.719412	34.25%	0
2008	16.493364	9.474398	-42.56%	0
2007	16.154612	16.493364	2.10%	0
2006	14.288964	16.154612	13.06%	0
2005	13.012802	14.288964	9.81%	0
2004	11.369014	13.012802	14.46%	0
2003*	10.000000	11.356483	13.56%	0
Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Class 3 - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	2.556670	2.409747	-5.75%	0
2010	2.320939	2.556670	10.16%	0
2009	1.906341	2.320939	21.75%	0
2008	9.404149	1.906341	-79.73%	0
2007*	10.000000	9.404149	-5.96%	0
Oppenheimer Variable Account Funds - Oppenheimer High Income Fund/VA: Non-Service Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	2.693794	2.527146	-6.19%	0
2010	2.442692	2.693794	10.28%	0
2009	2.029348	2.442692	20.37%	0
2008	9.908035	2.029348	-79.52%	0
2007	10.328298	9.908035	-4.07%	0
2006*	10.000000	10.328298	3.28%	0

Oppenheimer Variable Account Funds - Oppenheimer Main Street Fund®/VA: Non-Service Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.407108	9.995396	-3.96%	0
2010	9.331567	10.407108	11.53%	0
2009	7.573271	9.331567	23.22%	0
2008	12.815658	7.573271	-40.91%	0
2007	12.780248	12.815658	0.28%	0
2006	11.566366	12.780248	10.49%	0
2005	11.361558	11.566366	1.80%	0
2004	10.806414	11.361558	5.14%	0
2003*	10.000000	10.806414	8.06%	0
Oppenheimer Variable Account Funds - Oppenheimer Main Street Small- & Mid-Cap Fund®/VA: Non-Service Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	8.696025	8.168346	-6.07%	0
2010	7.336156	8.696025	18.54%	0
2009	5.567228	7.336156	31.77%	0
2008	9.324018	5.567228	-40.29%	0
2007	9.828609	9.324018	-5.13%	0
2006*	10.000000	9.828609	-1.71%	0
Oppenheimer Variable Account Funds - Oppenheimer Small- & Mid-Cap Growth Fund/VA: Non-Service Shares - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.735270	9.453974	-2.89%	0
2010	7.951298	9.735270	22.44%	0
2009	6.242673	7.951298	27.37%	0
2008	12.762396	6.242673	-51.09%	0
2007	12.498690	12.762396	2.11%	0
2006	12.637907	12.498690	-1.10%	0
2005	11.712128	12.637907	7.90%	0
2004	10.180272	11.712128	15.05%	0
2003*	10.000000	10.180272	1.80%	0
PIMCO Variable Insurance Trust - Foreign Bond Portfolio (Unhedged): Advisor Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	11.214175	11.679032	4.15%	0
2010	10.674876	11.214175	5.05%	0
2009*	10.000000	10.674876	6.75%	0
PIMCO Variable Insurance Trust - Low Duration Portfolio: Advisor Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.863775	10.540981	-2.97%	0
2010	10.752914	10.863775	1.03%	0
2009*	10.000000	10.752914	7.53%	0
PIMCO Variable Insurance Trust - Total Return Portfolio: Advisor Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011*	10.000000	9.825128	-1.75%	0
T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	10.356002	10.980979	6.03%	0
2010*	10.000000	10.356002	3.56%	0
The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	9.677992	9.821819	1.49%	0
2010	9.404011	9.677992	2.91%	0
2009	8.929413	9.404011	5.31%	0
2008	10.353252	8.929413	-13.75%	0
2007	10.223790	10.353252	1.27%	0
2006*	10.000000	10.223790	2.24%	0

The Universal Institutional Funds, Inc. - Emerging Markets Debt Portfolio: Class I - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	14.038333	14.433691	2.82%	0
2010	13.317584	14.038333	5.41%	0
2009	10.648173	13.317584	25.07%	0
2008	13.039103	10.648173	-18.34%	0
2007	12.745643	13.039103	2.30%	0
2006	11.974194	12.745643	6.44%	0
2005	11.104708	11.974194	7.83%	0
2004	10.504370	11.104708	5.72%	0
2003*	10.000000	10.504370	5.04%	0
Van Eck VIP Trust - Van Eck VIP Emerging Markets Fund: Initial Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	26.628898	18.994409	-28.67%	0
2010	21.856129	26.628898	21.84%	0
2009	10.673498	21.856129	104.77%	0
2008	31.557016	10.673498	-66.18%	0
2007	23.878911	31.557016	32.15%	0
2006	17.820098	23.878911	34.00%	0
2005	14.053549	17.820098	26.80%	0
2004	11.622177	14.053549	20.92%	0
2003*	10.000000	11.622177	16.22%	0
Van Eck VIP Trust - Van Eck VIP Global Hard Assets Fund: Initial Class - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	32.836529	26.352123	-19.75%	0
2010	26.452050	32.836529	24.14%	0
2009	17.481972	26.452050	51.31%	0
2008	33.787779	17.481972	-48.26%	0
2007	24.205771	33.787779	39.59%	0
2006	20.240794	24.205771	19.59%	0
2005	13.891560	20.240794	45.71%	0
2004	11.641812	13.891560	19.32%	0
2003*	10.000000	11.641812	16.42%	0
Wells Fargo Advantage Variable Trust - Wells Fargo Advantage VT Small Cap Growth Fund: Class 2 - Q/NQ
Period	Beginning Value	Ending Value	Percentage Change	Units
2011	15.649378	14.341274	-8.36%	0
2010	12.851536	15.649378	21.77%	0
2009*	10.000000	12.851536	28.52%	0

Appendix C: Contract Types and Tax Information

Types of Contracts

The contracts described in this prospectus are classified according to the tax treatment to which they are subject under the Internal Revenue Code (the "Code").  Following is a general description of the various contract types.  Eligibility requirements, tax benefits (if any), limitations, and other features of the contracts will differ depending on contract type.

Non-Qualified Contracts

A Non-Qualified Contract is a contract that does not qualify for certain tax benefits under the Code, and which is not an IRA, a Roth IRA, a SEP IRA, a Simple IRA, or a Tax Sheltered Annuity.

Upon the death of the owner of a Non-Qualified Contract, mandatory distribution requirements are imposed to ensure distribution of the entire balance in the contract within a required period.

Non-Qualified contracts that are owned by natural persons allow the deferral of taxation on the income earned in the contract until it is distributed or deemed to be distributed.  Non-Qualified contracts that are owned by non-natural persons, such as trusts, corporations and partnerships are generally subject to current income tax on the income earned inside the contract, unless the non-natural person owns the contract as an "agent" of a natural person.

Charitable Remainder Trusts

Charitable Remainder Trusts are trusts that meet the requirements of Section 664 of the Code.  Non-Qualified Contracts that are issued to Charitable Remainder Trusts will differ from other Non-Qualified Contracts in three respects:

(1)	Waiver of sales charges. In addition to any sales load waivers included in the contract, Charitable Remainder Trusts may also withdraw the difference between:

(a)	the contract value on the day before the withdrawal; and

(b)	the total amount of purchase payments made to the contract (less an adjustment for amounts surrendered).

(2)
Contract ownership at annuitization.  On the annuitization date, if the contract owner is a Charitable Remainder Trust, the Charitable Remainder Trust will continue to be the contract owner and the annuitant will NOT become the contract owner.

(3)
Recipient of death benefit proceeds.  With respect to the death benefit proceeds, if the contract owner is a Charitable Remainder Trust, the death benefit is payable to the Charitable Remainder Trust.  Any designation in conflict with the Charitable Remainder Trust’s right to the death benefit will be void.

While these provisions are intended to facilitate a Charitable Remainder Trust's ownership of this contract, the rules governing Charitable Remainder Trusts are numerous and complex.  A Charitable Remainder Trust that is considering purchasing this contract should seek the advice of a qualified tax and/or financial advisor prior to purchasing the contract.  An annuity that has a Charitable Remainder Trust endorsement is not a Charitable Remainder Trust; the endorsement is merely to facilitate ownership of the contract by a Charitable Remainder Trust.

Individual Retirement Annuities (IRAs)

IRAs are contracts that satisfy the provisions of Section 408(b) of the Code, including the following requirements:

•	the contract is not transferable by the owner;

•	the premiums are not fixed;

•
if the contract owner is younger than age 50, the annual premium cannot exceed $5,000; if the contract owner is age 50 or older, the annual premium cannot exceed $6,000 (although rollovers of greater amounts from Qualified Plans, Tax Sheltered Annuities and other IRAs can be received);

•	certain minimum distribution requirements must be satisfied after the owner attains the age of 70½;

•	the entire interest of the owner in the contract is nonforfeitable; and

•	after the death of the owner, additional distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

Depending on the circumstance of the owner, all or a portion of the contributions made to the account may be deducted for federal income tax purposes.

IRAs may receive rollover contributions from other Individual Retirement Accounts, other Individual Retirement Annuities, Tax Sheltered Annuities, certain 457 governmental plans and qualified retirement plans (including 401(k) plans).

When the owner of an IRA attains the age of 70½, the Code requires that certain minimum distributions be made.  In addition, upon the death of the owner of an IRA, mandatory distribution requirements are imposed by the Code to ensure distribution of the entire contract value within the required statutory period.  Due to recent changes in Treasury Regulations, the amount used to compute the mandatory distributions may exceed the contract value.

Failure to make the mandatory distributions can result in an additional penalty tax of 50% of the excess of the amount required to be distributed over the amount that was actually distributed.

For further details regarding IRAs, please refer to the disclosure statement provided when the IRA was established and the annuity contract’s IRA endorsement.

As used herein, the term "individual retirement plans" shall refer to both individual retirement annuities and individual retirement accounts that are described in Section 408 of the Code.

Roth IRAs

Roth IRA contracts are contracts that satisfy the provisions of Section 408A of the Code, including the following requirements:

•	the contract is not transferable by the owner;

•	the premiums are not fixed;

•
if the contract owner is younger than age 50, the annual premium cannot exceed $5,000; if the contract owner is age 50 or older, the annual premium cannot exceed $6,000 (although rollovers of greater amounts from other Roth IRAs and other individual retirement plans can be received);

•	the entire interest of the owner in the contract is nonforfeitable; and

•	after the death of the owner, certain distribution requirements may be imposed to ensure distribution of the entire balance in the contract within the statutory period of time.

A Roth IRA can receive a rollover from an individual retirement plan or another eligible retirement plan; however, the amount rolled over from the individual retirement plan or other eligible retirement plan to the Roth IRA is required to be included in the owner's federal gross income at the time of the rollover, and will be subject to federal income tax.

There are income limitations on eligibility to participate in a Roth IRA and additional income limitations for eligibility to rollover amounts from an IRA or other eligible retirement plan to a Roth IRA.

For further details regarding Roth IRAs, please refer to the disclosure statement provided when the Roth IRA was established and the annuity contract’s IRA endorsement.

Simplified Employee Pension IRAs (SEP IRA)

A SEP IRA is a written plan established by an employer for the benefit of employees which permits the employer to make contributions to an IRA established for the benefit of each employee.

An employee may make deductible contributions to a SEP IRA subject to the same restrictions and limitations as an IRA.  In addition, the employer may make contributions to the SEP IRA, subject to dollar and percentage limitations imposed by both the Code and the written plan.

A SEP IRA plan must satisfy:

•	minimum participation rules;

•	top-heavy contribution rules;

•	nondiscriminatory allocation rules; and

•	requirements regarding a written allocation formula.

In addition, the plan cannot restrict withdrawals of non-elective contributions, and must restrict withdrawals of elective contributions before March 15th of the following year.

When the owner of a SEP IRA attains the age of 70½, the Code requires that certain minimum distributions be made.  Due to recent changes in Treasury Regulations, the amount used to compute the minimum distributions may exceed the contract value. In addition, upon the death of the owner of a SEP IRA, mandatory distribution requirements are imposed by the Code to ensure distribution of the entire contract value within the required statutory period.

Simple IRAs

A Simple IRA is an Individual Retirement Annuity that is funded exclusively by a qualified salary reduction arrangement and satisfies:

•	vesting requirements;

•	participation requirements; and

•	administrative requirements.

The funds contributed to a Simple IRA cannot be commingled with funds in other individual retirement plans or SEP IRAs.

A Simple IRA cannot receive rollover distributions except from another Simple IRA.

When the owner of a Simple IRA attains the age of 70½, the Code requires that certain minimum distributions be made. Due to recent changes in Treasury Regulations, the amount used to compute the minimum distributions may exceed the contract value.  In addition, upon the death of the owner of a Simple IRA, mandatory distribution requirements are imposed by the Code to ensure distribution of the entire contract value within the required statutory period.

Tax Sheltered Annuities

Certain tax-exempt organizations (described in Section 501(c)(3) of the Code) and public school systems may establish a plan under which annuity contracts can be purchased for their employees.  These annuity contracts are often referred to as Tax Sheltered Annuities.

Purchase payments made to Tax Sheltered Annuities are excludable from the income of the employee, up to statutory maximum amounts.  These amounts should be set forth in the plan adopted by the employer.

Tax Sheltered Annuities may receive rollover contributions from Individual Retirement Accounts, Individual Retirement Annuities, other Tax Sheltered Annuities, certain 457 governmental plans, and qualified retirement plans (including 401(k) plans).

The owner's interest in the contract is nonforfeitable (except for failure to pay premiums) and cannot be transferred.

When the owner of a Tax Sheltered Annuity attains the age of 70½, the Code requires that certain minimum distributions be made.  Due to recent changes in Treasury Regulations, the amount used to compute the minimum distributions may exceed the contract value.  In addition, upon the death of the owner of a Tax Sheltered Annuity, mandatory distribution requirements are imposed by the Code to ensure distribution of the entire contract value within the required statutory period.

Final 403(b) Regulations issued by the Internal Revenue Service impose certain restrictions on non-taxable transfers or exchanges of one 403(b) Tax Sheltered Annuity contract for another. Nationwide will no longer issue or accept applications for new and/or in-service transfers to new or existing Nationwide individual 403(b) Tax Sheltered Annuity contracts used for salary reduction plans not subject to ERISA.  Nationwide will continue to accept applications and in-service transfers for individual 403(b) Tax Sheltered Annuity contracts used for 403(b) plans that are subject to ERISA and certain state Optional Retirement Plans and/or Programs that have purchased at least one individual annuity contract issued by Nationwide prior to September 25, 2007.

Commencing in 2009, Tax Sheltered Annuities must be issued pursuant to a written plan, and the plan must satisfy various administrative requirements.  You should check with your employer to ensure that these requirements will be satisfied in a timely manner.

Investment Only (Qualified Plans)

Contracts that are owned by Qualified Plans are not intended to confer tax benefits on the beneficiaries of the plan; they are used as investment vehicles for the plan.  The income tax consequences to the beneficiary of a Qualified Plan are controlled by the operation of the plan, not by operation of the assets in which the plan invests.

Beneficiaries of Qualified Plans should contact their employer and/or trustee of the plan to obtain and review the plan, trust, summary plan description and other documents for the tax and other consequences of being a participant in a Qualified Plan.

Federal Tax Considerations

Federal Income Taxes

The tax consequences of purchasing a contract described in this prospectus will depend on:

•	the type of contract purchased;

•	the purposes for which the contract is purchased; and

•	the personal circumstances of individual investors having interests in the contracts.

Existing tax rules are subject to change, and may affect individuals differently depending on their situation.  Nationwide does not guarantee the tax status of any contracts or any transactions involving the contracts.

Representatives of the Internal Revenue Service have informally suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment.  In 2003, the Internal Revenue Service issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment.  The Internal Revenue Service has also indicated that exceeding 20 investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment.  The revenue ruling did not indicate the actual number of underlying mutual funds that would cause the contract to not provide the desired tax treatment.  Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment under Section 72 of the Code, Nationwide will take whatever steps are available to remain in compliance.

If the contract is purchased as an investment of certain retirement plans (such as qualified retirement plans, Individual Retirement Accounts, and custodial accounts as described in Sections 401 and 408(a), of the Code), tax advantages enjoyed by the contract owner and/or annuitant may relate to participation in the plan rather than ownership of the annuity contract.  Such plans are permitted to purchase investments other than annuities and retain tax-deferred status.

The following is a brief summary of some of the federal income tax considerations related to the types of contracts sold in connection with this prospectus.  In addition to the federal income tax, distributions from annuity contracts may be subject to state and local income taxes.  Nothing in this prospectus should be considered to be tax advice.  Purchasers and prospective purchasers of the contract should consult a financial consultant, tax advisor or legal counsel to discuss the taxation and use of the contracts.

IRAs, SEP IRAs and Simple IRAs

Distributions from IRAs, SEP IRAs and Simple IRAs are generally taxed as ordinary income when received.  If any of the amounts contributed to the Individual Retirement Annuity was non-deductible for federal income tax purposes, then a portion of each distribution is excludable from income.

If distributions of income from an IRA are made prior to the date that the owner attains the age of 59½ years, the income is subject to the regular income tax, and an additional penalty tax of 10% is generally applicable.  (For Simple IRAs, the 10% penalty is increased to 25% if the distribution is made during the 2-year period beginning on the date that the individual first participated in the Simple IRA.)  The 10% penalty tax can be avoided if the distribution is:

•	made to a beneficiary on or after the death of the owner;

•	attributable to the owner becoming disabled (as defined in the Code);

•
part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

•	used for qualified higher education expenses; or

•	used for expenses attributable to the purchase of a home for a qualified first-time buyer.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.

Roth IRAs

Distributions of earnings from Roth IRAs are taxable or nontaxable depending upon whether they are "qualified distributions" or "non-qualified distributions."  A "qualified distribution" is one that satisfies the 5-year rule and meets one of the following requirements:

•	it is made on or after the date on which the contract owner attains age 59½;

•	it is made to a beneficiary (or the contract owner’s estate) on or after the death of the contract owner;

•	it is attributable to the contract owner’s disability; or

•	it is used for expenses attributable to the purchase of a home for a qualified first-time buyer.

The 5-year rule generally is satisfied if the distribution is not made within the 5-year period beginning with the first taxable year in which a contribution is made to any Roth IRA established for the owner.

A qualified distribution is not included in gross income for federal income tax purposes.

A non-qualified distribution is not includable in gross income to the extent that the distribution, when added to all previous distributions, does not exceed the total amount of contributions made to the Roth IRA.  Any non-qualified distribution in excess of total contributions is includable in the contract owner’s gross income as ordinary income in the year that it is distributed to the contract owner.

Special rules apply for Roth IRAs that have proceeds received from an individual retirement plan prior to January 1, 1999 if the owner elected the special 4-year income averaging provisions that were in effect for 1998.

If non-qualified distributions of income from a Roth IRA are made prior to the date that the owner attains the age of 59½ years, the income is subject to both the regular income tax and an additional penalty tax of 10%.  The penalty tax can be avoided if the distribution is:

•	made to a beneficiary on or after the death of the owner;

•	attributable to the owner becoming disabled (as defined in the Code);

•
part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary;

•	for qualified higher education expenses; or

•	used for expenses attributable to the purchase of a home for a qualified first-time buyer.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.

Tax Sheltered Annuities

Distributions from Tax Sheltered Annuities are generally taxed when received.  A portion of each distribution after the annuitization date is excludable from income based on a formula established pursuant to the Code.  The formula excludes from income the amount invested in the contract divided by the number of anticipated payments until the full investment in the contract is recovered.  Thereafter all distributions are fully taxable.

If a distribution of income is made from a Tax Sheltered Annuity prior to the date that the owner attains the age of 59½ years, the income is subject to both the regular income tax and an additional penalty tax of 10%.  The penalty tax can be avoided if the distribution is:

•	made to a beneficiary on or after the death of the owner;

•	attributable to the owner becoming disabled (as defined in the Code);

•
part of a series of substantially equal periodic payments made not less frequently than annually made for the life (or life expectancy) of the owner, or the joint lives (or joint life expectancies) of the owner and his or her designated beneficiary; or

•	made to the owner after separation from service with his or her employer after age 55.

A loan from a Tax Sheltered Annuity generally is not considered to be a distribution, and is therefore generally not taxable.  However, if the loan is not repaid in accordance with the repayment schedule, the entire balance of the loan would be treated as being in default, and the defaulted amount would be treated as being distributed to the participant as a taxable distribution.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.

Non-Qualified Contracts - Natural Persons as Contract Owners

Generally, the income earned inside a non-qualified annuity contract that is owned by a natural person is not taxable until it is distributed from the contract.

Distributions before the annuitization date are taxable to the contract owner to the extent that the cash value of the contract exceeds the contract owner’s investment in the contract at the time of the distribution.  In general, the investment in the contract is equal to the purchase payments made with after-tax dollars reduced by any nontaxable distribution.  Distributions, for this purpose, include full and partial surrenders, any portion of the contract that is assigned or pledged, amounts borrowed from the contract, or any portion of the contract that is transferred by gift.  For these purposes, a transfer by gift may occur upon annuitization if the contract owner and the annuitant are not the same individual.

With respect to annuity distributions on or after the annuitization date, a portion of each annuity payment is excludable from taxable income.  The amount excludable from each annuity payment is determined by multiplying the annuity payment by a fraction which is equal to the contract owner’s investment in the contract, divided by the expected return on the contract.  Once the entire investment in the contract is recovered, all distributions are fully includable in income.  The maximum amount excludable from income is the investment in the contract.  If the annuitant dies before the entire investment in the contract has been excluded from income, and as a result of the annuitant's death no more payments are due under the contract, then the unrecovered investment in the contract may be deducted on his or her final tax return.

Commencing after December 31, 2010, the Code provides that if only a portion of a non-qualified annuity contract is annuitized for either (a) a period of 10 years or greater, or (b) for the life or lives of one or more persons, then the portion of the contract that has been annuitized would be treated as if it were a separate annuity contract.  This means that an annuitization date can be established for a portion of the annuity contract (rather than requiring the entire contract to be annuitized at once) and the above description of the taxation of annuity distributions after the annuitization date would apply to the portion of the contract that has been annuitized.  The investment in the contract is required to be allocated pro rata between the portion of the contract that is annuitized and the portion that is not.  All other benefits under the contract (e.g., death benefit) would also be reduced pro rata.  For example, if 1/3 of the cash value of the contract were to be annuitized, the death benefit would also be reduced by 1/3.

In determining the taxable amount of a distribution that is made prior to the annuitization date, all annuity contracts issued after October 21, 1988 by the same company to the same contract owner during the same calendar year will be treated as one annuity contract.

A special rule applies to distributions from contracts that have investments that were made prior to August 14, 1982.  For those contracts, distributions that are made prior to the annuitization date are treated first as the nontaxable recovery of the investment in the contract as of that date.  A distribution in excess of the amount of the investment in the contract as of August 14, 1982, will be treated as taxable income.

The Code imposes a penalty tax if a distribution is made before the contract owner reaches age 59½.  The amount of the penalty is 10% of the portion of any distribution that is includable in gross income.  The penalty tax does not apply if the distribution is:

•	the result of a contract owner’s death;

•	the result of a contract owner’s disability (as defined in the Code);

•
one of a series of substantially equal periodic payments made over the life (or life expectancy) of the contract owner or the joint lives (or joint life expectancies) of the contract owner and the beneficiary selected by the contract owner to receive payment under the annuity payment option selected by the contract owner; or

•	is allocable to an investment in the contract before August 14, 1982.

If the contract owner dies before the contract is completely distributed, the balance will be included in the contract owner’s gross estate for tax purposes.

Non-Qualified Contracts - Non-Natural Persons as Contract Owners

The previous discussion related to the taxation of non-qualified contracts owned by individuals.  Different rules (the so-called "non-natural persons" rules) apply if the contract owner is not a natural person.

Generally, contracts owned by corporations, partnerships, trusts, and similar entities are not treated as annuity contracts for most purposes of the Code.  Therefore, income earned under a non-qualified contract that is owned by a non-natural person is taxed as ordinary income during the taxable year in which it is earned.  Taxation is not deferred, even if the income is not distributed out of the contract.  The income is taxable as ordinary income, not capital gain.

The non-natural persons rules do not apply to all entity-owned contracts.  For purposes of the non-natural persons rule, a contract that is owned by a non-natural person as an agent of an individual is treated as owned by the individual.  This would cause the contract to be treated as an annuity under the Code, allowing tax deferral.  However, this exception does not apply when the non-natural person is an employer that holds the contract under a non-qualified deferred compensation arrangement for one or more employees.

The non-natural persons rules also do not apply to contracts that are:

•	acquired by the estate of a decedent by reason of the death of the decedent;

•	issued in connection with certain qualified retirement plans and individual retirement plans;

•	purchased by an employer upon the termination of certain qualified retirement plans; or

•	immediate annuities within the meaning of Section 72(u) of the Code.

If the annuitant dies before the contract is completely distributed, the balance may be included in the annuitant’s gross estate for tax purposes, depending on the obligations that the non-natural owner may have owed to the annuitant.

Exchanges

As a general rule, federal income tax law treats exchanges of property in the same manner as a sale of the property.  However, pursuant to Section 1035 of the Code, an annuity contract may be exchanged tax-free for another annuity, provided that the obligee (the person to whom the annuity obligation is owed) is the same for both contracts.  If the exchange includes the receipt of property in addition to another annuity contract, such as cash, special rules may cause a portion of the transaction to be taxable.

Tax Treatment of a Partial 1035 Exchange With Subsequent Withdrawal

In June 2011 the Internal Revenue Service issued Rev. Proc. 2011-38, which addresses the income tax consequences of the direct transfer of a portion of the cash value of an annuity contract in exchange for the issuance of a second annuity contract.  Rev. Proc. 2011-38 modified and superseded prior guidance that was contained in Rev. Proc. 2008-24.  A direct transfer that satisfies the revenue procedure will be treated as a tax-free exchange under Section 1035 of the Code if, for a period of at least 180 days from the date of the direct transfer, there are no distributions or surrenders from either annuity contract involved in the exchange.  In addition, the 180-day period will be deemed to have been satisfied with respect to amounts received as an annuity for a period of 10 years or more, or as an annuity for the life of one or more persons.   The taxation of distributions (other than distributions described in the immediately preceding sentence) received within the 180-day period will be determined using general tax principles to determine the substance of those payments.  For example, they could be treated as taxable "boot" in an otherwise tax-free exchange, or as a distribution from the new contract. Rev. Proc. 2011-38 also removed numerous exceptions to the 180-day waiting period that Rev. Proc. 2008-11 provided for in its 12-month waiting period.  Please discuss any tax consequences concerning any contemplated or completed transactions with a professional tax advisor.  See also, Non-Qualified Contracts - Natural Persons as Contract Owners, above.

Additional Medicare Tax

The 2010 Health Care Act added Section 1411 to the Code, which imposes an additional tax of 3.8% on certain unearned income of individuals, trusts, and estates, for tax years commencing after December 31, 2012.  The additional tax will apply to the lesser of: (a) the taxpayer’s net investment income; and (b) the excess of the taxpayer’s modified adjusted gross income over a threshold amount (the threshold amount is $250,000 in the case of a joint return or surviving spouse; $125,000 in the case of a married individual filing a separate return; and $200,000 in any other case).  "Net investment income" is equal to the sum of: (i) gross income from interest, dividends, annuities, royalties, and rents (other than income derived from any trade or business to which the tax does not apply); (ii) other gross income derived from any business to which the tax applies; and (iii) net gain (to the extent taken into account in computing taxable income) attributable to the disposition of property other than property held in a trade or business to which the tax does not apply; less (iv) deductions properly allocable to such income.  Although no official guidance has been provided, it appears that any amounts that are treatable as taxable distributions when they are paid from an annuity contract would be included in the computation of net investment income.

Same-Sex Marriages, Domestic Partnership and Other Similar Relationships

Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Code Sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse.  Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor.  To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder’s spouse.

Withholding

Pre-death distributions from the contracts are subject to federal income tax.  Nationwide is required to withhold the tax from the distributions unless the contract owner requests otherwise.  If the distribution is from a Tax Sheltered Annuity, it will be subject to mandatory 20% withholding that cannot be waived, unless:

•
the distribution is made directly to another Tax Sheltered Annuity, qualified pension or profit-sharing plan described in Section 401(a), an eligible deferred compensation plan described in Section 457(b) which is maintained by an eligible employer described in section 457(e)(1)(A) or individual reatirement plan; or

•	the distribution satisfies the minimum distribution requirements imposed by the Code.

In addition, under some circumstances, the Code will not permit contract owners to waive withholding.  Such circumstances include:

•	if the payee does not provide Nationwide with a taxpayer identification number; or

•	if Nationwide receives notice from the Internal Revenue Service that the taxpayer identification number furnished by the payee is incorrect.

If a contract owner is prohibited from waiving withholding, as described above, the distribution will be subject to mandatory back-up withholding.  The mandatory back-up withholding rate is established by Section 3406 of the Code and is applied against the amount of income that is distributed.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal income tax at a rate of 30% of the amount of income that is distributed.

Nationwide is required to withhold this amount and send it to the Internal Revenue Service.  Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies.  In order to obtain the benefits of such a treaty, the non-resident alien must:

(1)	provide Nationwide with a properly completed withholding certificate claiming the treaty benefit of a lower tax rate or exemption from tax; and

(2)	provide Nationwide with an individual taxpayer identification number.

If the non-resident alien does not meet the above conditions, Nationwide will withhold 30% of income from the distribution.

Another exemption from the 30% withholding rate is for the non-resident alien to provide Nationwide with sufficient evidence that:

(1)	the distribution is connected to the non-resident alien’s conduct of business in the United States;

(2)	the distribution is includable in the non-resident alien’s gross income for United States federal income tax purposes; and

(3)	provide Nationwide with a properly completed withholding certificate claiming the exemption.

Note that for the preceding exemption, the distributions would be subject to the same withholding rules that are applicable to payments to United States persons, including back-up withholding, which is currently at a rate of 28%, if a correct taxpayer identification number is not provided.

This prospectus does not address any tax matters that may arise by reason of application of the laws of a non-resident alien’s country of citizenship and/or country of residence. Purchasers and prospective purchasers should consult a financial consultant, tax advisor or legal counsel to discuss the applicability of laws of those jurisdictions to the purchase or ownership of a contract.

Federal Estate, Gift and Generation Skipping Transfer Taxes

The following transfers may be considered a gift for federal gift tax purposes:

•	a transfer of the contract from one contract owner to another; or

•	a distribution to someone other than a contract owner.

Upon the contract owner’s death, the value of the contract may be subject to estate taxes, even if all or a portion of the value is also subject to federal income taxes.

Section 2612 of the Code may require Nationwide to determine whether a death benefit or other distribution is a "direct skip" and the amount of the resulting generation skipping transfer tax, if any.  A direct skip is when property is transferred to, or a death benefit or other distribution is made to:

a)	an individual who is 2 or more generations younger than the contract owner; or

b)	certain trusts, as described in Section 2613 of the Code (generally, trusts that have no beneficiaries who are not 2 or more generations younger than the contract owner).

If the contract owner is not an individual, then for this purpose only, "contract owner" refers to any person:

•	who would be required to include the contract, death benefit, distribution, or other payment in his or her federal gross estate at his or her death; or

•	who is required to report the transfer of the contract, death benefit, distribution, or other payment for federal gift tax purposes.

If a transfer is a direct skip, Nationwide may be required to deduct the amount of the transfer tax from the death benefit, distribution or other payment, and remit it directly to the Internal Revenue Service.

Charge for Tax

Nationwide is not required to maintain a capital gain reserve liability on non-qualified contracts.  If tax laws change requiring a reserve, Nationwide may implement and adjust a tax charge.

Diversification

Code Section 817(h) contains rules on diversification requirements for variable annuity contracts.  A variable annuity contract that does not meet these diversification requirements will not be treated as an annuity, unless:

•	the failure to diversify was accidental;

•	the failure is corrected; and

•	a "toll charge" is paid to the Internal Revenue Service.

The amount of the "toll charge" will be the amount of tax that would have been paid by the contract owner if the income, for the period the contract was not diversified, had been received by the contract owner.

If the violation is not corrected, the contract owner will be considered the owner of the underlying securities and will be taxed on the earnings of his or her contract.  Nationwide believes that the investments underlying this contract meet these diversification requirements.

Required Distributions

The Code requires that certain distributions be made from the contracts issued in conjunction with this prospectus.  Following is an overview of the required distribution rules applicable to each type of contract.  Please consult a qualified tax or financial advisor for more specific required distribution information.

Required Distributions – General Information

In general, a beneficiary is an individual or other entity that the contract owner designates to receive death proceeds upon the contract owner’s death.  The distribution rules in the Code make a distinction between "beneficiary" and "designated beneficiary" when determining the life expectancy that may be used for payments that are made from IRAs, SEP IRAs, Simple IRAs, Roth IRAs and Tax Sheltered Annuities after the death of the annuitant, or that are made from non-qualified contracts after the death of the contract owner.  A designated beneficiary is a natural person who is designated by the contract owner as the beneficiary under the contract.  Non-natural beneficiaries (e.g. charities or certain trusts) are not designated beneficiaries for the purpose of required distributions and the life expectancy of such a beneficiary is zero.

Life expectancies and joint life expectancies will be determined in accordance with the relevant guidance provided by the Internal Revenue Service and the Treasury Department, including but not limited to Treasury Regulation 1.72-9 and Treasury Regulation 1.401(a)(9)-9.

Required distributions paid upon the death of the contract owner are paid to the beneficiary or beneficiaries stipulated by the contract owner.  How quickly the distributions must be made may be determined with respect to the life expectancies of the beneficiaries.  For non-qualified contracts, the beneficiaries used in the determination of the distribution period are those in effect on the date of the contract owner’s death.  For contracts other than non-qualified contracts, the beneficiaries used in the determination of the distribution period do not have to be determined until September 30 of the year following the contract owner’s death.  If there is more than one beneficiary, the life expectancy of the beneficiary with the shortest life expectancy is used to determine the distribution period.  Any beneficiary that is not a designated beneficiary has a life expectancy of zero.

Required Distributions for Non-Qualified Contracts

Code Section 72(s) requires Nationwide to make certain distributions when a contract owner dies.  The following distributions will be made in accordance with the following requirements:

(1)
If any contract owner dies on or after the annuitization date and before the entire interest in the contract has been distributed, then the remaining interest must be distributed at least as rapidly as the distribution method in effect on the contract owner's death.

(2)
If any contract owner dies before the annuitization date, then the entire interest in the contract (consisting of either the death benefit or the contract value reduced by charges set forth elsewhere in the contract) will be distributed within five years of the contract owner’s death, provided however:

(a)
any interest payable to or for the benefit of a designated beneficiary may be distributed over the life of the designated beneficiary or over a period not longer than the life expectancy of the designated beneficiary.  Payments must begin within one year of the contract owner's death unless otherwise permitted by federal income tax regulations; and

(b)
if the designated beneficiary is the surviving spouse of the deceased contract owner, the spouse can choose to become the contract owner instead of receiving a death benefit.  Any distributions required under these distribution rules will be made upon that spouse’s death.

In the event that the contract owner is not a natural person (e.g., a trust or corporation), for purposes of these distribution provisions:

(a)	the death of the annuitant will be treated as the death of a contract owner;

(b)	any change of annuitant will be treated as the death of a contract owner; and

(c)	in either case, the appropriate distribution will be made upon the death or change, as the case may be.

These distribution provisions do not apply to any contract exempt from Section 72(s) of the Code by reason of Section 72(s)(5) or any other law or rule.

Required Distributions for Tax Sheltered Annuities, IRAs, SEP IRAs, Simple IRAs and Roth IRAs

Distributions from a Tax Sheltered Annuity, IRA, SEP IRA or Simple IRA must begin no later than April 1 of the calendar year following the calendar year in which the contract owner reaches age 70½.  Distributions may be paid in a lump sum or in substantially equal payments over:

(a)	the life of the contract owner or the joint lives of the contract owner and the contract owner’s designated beneficiary; or

(b)
a period not longer than the period determined under the table in Treasury Regulation 1.401(a)(9)-9, which is the deemed joint life expectancy of the contract owner and a person 10 years younger than the contract owner.  If the designated beneficiary is the spouse of the contract owner, the period may not exceed the longer of the period determined under such table or the joint life expectancy of the contract owner and the contract owner’s spouse, determined in accordance with Treasury Regulation 1.72-9, or such additional guidance as may be provided pursuant to Treasury Regulation 1.401(a)(9)-9.

For Tax Sheltered Annuities, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another Tax Sheltered Annuity of the contract owner.

For IRAs, SEP IRAs and Simple IRAs, required distributions do not have to be withdrawn from this contract if they are being withdrawn from another IRA, SEP IRA or Simple IRA of the contract owner.

If the contract owner’s entire interest in a Tax Sheltered Annuity, IRA, SEP IRA or Simple IRA will be distributed in equal or substantially equal payments over a period described in (a) or (b) above, the payments must begin on or before the required beginning date.  The required beginning date is April 1 of the calendar year following the calendar year in which the contract owner reaches age 70½.  The rules for Roth IRAs do not require distributions to begin during the contract owner’s lifetime, therefore, the required beginning date is not applicable to Roth IRAs.

Due to recent changes in Treasury Regulations, the amount used to compute the minimum distribution requirement may exceed the contract value.

If the contract owner dies before the required beginning date (in the case of a Tax Sheltered Annuity, IRA, SEP IRA or

Simple IRA) or before the entire contract value is distributed (in the case of Roth IRAs), any remaining interest in the contract must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:

(a)
if the designated beneficiary is the contract owner’s spouse, the applicable distribution period is the surviving spouse’s remaining life expectancy using the surviving spouse’s birthday for each distribution calendar year after the calendar year of the contract owner’s death.  For calendar years after the death of the contract owner’s surviving spouse, the applicable distribution period is the spouse's remaining life expectancy using the spouse’s age in the calendar year of the spouse’s death, reduced by one for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse’s death;

(b)
if the designated beneficiary is not the contract owner’s surviving spouse, the applicable distribution period is the designated beneficiary’s remaining life expectancy using the designated beneficiary’s birthday in the calendar year immediately following the calendar year of the contract owner’s death, reduced by one for each calendar year that elapsed thereafter; and

(c)	if there is no designated beneficiary, the entire balance of the contract must be distributed by December 31 of the fifth year following the contract owner’s death.

If the contract owner dies on or after the required beginning date, the interest in the Tax Sheltered Annuity, IRA, SEP IRA or Simple IRA must be distributed over a period not exceeding the applicable distribution period, which is determined as follows:

(a)
if the designated beneficiary is the contract owner’s spouse, the applicable distribution period is the surviving spouse’s remaining life expectancy using the surviving spouse’s birthday for each distribution calendar year after the calendar year of the contract owner’s death.  For calendar years after the death of the contract owner’s surviving spouse, the applicable distribution period is the greater of (a) the contract owner’s remaining life expectancy using the contract owner’s birthday in the calendar year of the contract owner’s death, reduced by one for each year thereafter; or (b) the spouse’s remaining life expectancy using the spouse’s age in the calendar year of the spouse’s death, reduced by one for each calendar year that elapsed since the calendar year immediately following the calendar year of the spouse’s death;

(b)
if the designated beneficiary is not the contract owner’s surviving spouse, the applicable distribution period is the greater of (a) the contract owner’s remaining life expectancy using the contract owner’s birthday in the calendar year of the contract owner’s death, reduced by one for each year thereafter; or (b) the designated beneficiary’s remaining life expectancy using the designated beneficiary’s birthday in the calendar year immediately following the calendar year of the contract owner’s death, reduced by one for each calendar year that elapsed thereafter; and

(c)
if there is no designated beneficiary, the applicable distribution period is the contract owner’s remaining life expectancy using the contract owner’s birthday in the calendar year of the contract owner’s death, reduced by one for each year thereafter.

If distribution requirements are not met, a penalty tax of 50% is levied on the difference between the amount that should have been distributed for that year and the amount that actually was distributed for that year.

For IRAs, SEP IRAs and Simple IRAs, all or a portion of each distribution will be included in the recipient’s gross income and taxed at ordinary income tax rates.  The portion of a distribution that is taxable is based on the ratio between the amount by which non-deductible purchase payments exceed prior non-taxable distributions and total account balances at the time of the distribution.  The owner of an IRA, SEP IRA or Simple IRA must annually report the amount of non-deductible purchase payments, the amount of any distribution, the amount by which non-deductible purchase payments for all years exceed non taxable distributions for all years, and the total balance of all IRAs, SEP IRAs or Simple IRAs.

Distributions from Roth IRAs may be either taxable or nontaxable, depending upon whether they are "qualified distributions" or "non-qualified distributions."

Tax Changes

The foregoing tax information is based on Nationwide’s understanding of federal tax laws.  It is NOT intended as tax advice.  All information is subject to change without notice.  You should consult with your personal tax and/or financial advisor for more information.

In 2001, the Economic Growth and Tax Relief Reconciliation Act (EGTRRA) was enacted.  EGTRRA made numerous changes to the Code, including the following:

•	generally lowering federal income tax rates;

•	increasing the amounts that may be contributed to various retirement plans, such as individual retirement plans, Tax Sheltered Annuities, and Qualified Plans;

•
increasing the portability of various retirement plans by permitting individual retirement plans, Tax Sheltered Annuities, Qualified Plans and certain governmental 457 plans to "roll" money from one plan to another;

•	eliminating and/or reducing the highest federal estate tax rates;

•	increasing the estate tax credit; and

•	for persons dying after 2009, repealing the estate tax.

In 2006, the Pension Protection Act of 2006 made permanent the EGTRRA provisions noted above that increase the amounts that may be contributed to various retirement plans and that increase the portability of various retirement plans.  However, all of the other changes resulting from EGTRRA were scheduled to "sunset," or become ineffective, after December 31, 2010 unless they were extended by additional legislation.  The sunset date for many of these provisions was extended to December 31, 2012 by the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010.  However, if changes are not further extended (or modified) by new legislation, the Code will be restored to its pre-EGTRRA form after December 31, 2012.  This creates uncertainty as to future tax requirements and implications.  Please consult a qualified tax or financial advisor for further information relating to these and other tax issues.

State Taxation

The tax rules across the various states and localities are not uniform and therefore are not discussed in this prospectus.  Tax rules that may apply to contracts issued in U.S. territories such as Puerto Rico and Guam are also not discussed.  Purchasers and prospective purchasers should consult a financial consultant, tax advisor or legal counsel to discuss the taxation and use of the contracts.